As filed with the Securities and Exchange Commission on October 17, 2005.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ] Confidential, for Use of the Commission Only
[ ]	Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Filing By: PXRE GROUP LTD.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee:

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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PXRE GROUP LTD. 110 PITTS BAY ROAD PEMBROKE HM 08, BERMUDA

Fellow Shareholders:

Our Board of Directors has called a Special General Meeting (the “Meeting”) of Shareholders of PXRE Group Ltd. (“PXRE Group”) as described in the enclosed Notice of Special General Meeting of Shareholders and proxy statement. The Meeting is being called so that our shareholders may consider and act on certain matters that require their approval to enable PXRE Group to raise additional capital and to satisfy certain conditions precedent under the terms of PXRE Group’s recently issued Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”). At the Meeting, our Shareholders will be asked to approve (1) a proposed amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares from 50,000,000 to 350,000,000 shares; (2) a proposed exchange of all Perpetual Preferred Shares issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares; (3) a proposed amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares from 10,000,000 to 30,000,000 shares; and (4) a proposed division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis.

The principal reasons we are seeking your approval for the Proposals are:

•
to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the conditions precedent to a mandatory exchange of the Perpetual Preferred Shares: the affirmative vote of the Company’s existing shareholders (i) authorizing an additional 300,000,000 Common Shares; and (ii) approving the exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares);

•
to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings which were recently downgraded by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., and A.M. Best Company, an independent insurance industry rating organization; and

•
to provide additional authorized Preferred Shares, Convertible Common Shares and Common Shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

The Board of Directors has unanimously approved these proposals, and recommends that our shareholders vote for these proposals.

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The Meeting will be held at 9:00 a.m., local time, on November 18, 2005 at the offices of PXRE Group, 110 Pitts Bay Road, Pembroke HM 08, Bermuda. The formal notice and proxy statement for this Meeting are attached to this letter.

If you own your shares through a brokerage account or in another nominee form, please follow the instructions provided on the enclosed vote instruction form. If you plan to attend the Meeting and vote in person, you must obtain a proxy from your broker or nominee and bring that proxy to the Meeting.

Whether or not you plan to attend the Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us.

On behalf of the Board of Directors, I thank you for your participation and cooperation.

Sincerely,

GERALD L. RADKE
Chairman of the Board

YOUR VOTE IS VERY IMPORTANT.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR THE BERMUDA MONETARY AUTHORITY NOR THE BERMUDA REGISTRAR OF COMPANIES HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This proxy statement is dated October      , 2005 and was first mailed to
PXRE Group shareholders on October      , 2005.

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

PXRE GROUP LTD. 110 PITTS BAY ROAD PEMBROKE HM 08, BERMUDA

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2005

To the Shareholders of
PXRE Group Ltd.

A Special General Meeting of Shareholders (the “Meeting”) of PXRE GROUP LTD., a Bermuda company (“PXRE Group”), will be held at the offices of PXRE Group, 110 Pitts Bay Road, Pembroke HM 08, Bermuda at 9:00 a.m., local time, for the following purposes:

1.
Proposed Authorization of Additional Common Shares. To act on proposed amendments to PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares by an additional 300,000,000 shares;

2.
Proposed Exchange of Common Shares for Perpetual Preferred Shares. To consider and approve the exchange of all Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”) issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares;

3.
Proposed Authorization of Additional Preferred Shares. To act on proposed amendments to PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares by an additional 20,000,000 shares; and

4.
Proposed Authorization of Division of Newly Authorized Common Shares. To act on the proposed division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;

5.	Other Business. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The accompanying proxy statement more fully describes the matters to be considered at the Meeting.

In accordance with the Bye-Laws of PXRE Group, each of the proposals must be approved by a simple majority of the shares cast, in person or by proxy, and entitled to vote at the Meeting, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

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Only shareholders of record (other than holders of Perpetual Preferred Shares) of PXRE Group at the close of business on October 14, 2005 (the “Record Date”), as shown by the transfer books of PXRE Group Ltd., are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were 31,207,417 Common Shares, 7,037,166 Convertible Common Shares and 5,813 Convertible Voting Preferred Shares issued and outstanding.

All shareholders are cordially invited to attend this Meeting in person. Those shareholders who are unable to attend in person are respectfully urged to execute and return the enclosed Proxy card at their earliest convenience. Any Proxy may be revoked by submitting, at least two (2) hours prior to the commencement of the Meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to PXRE Group Ltd. at its mailing address, P.O. Box HM 1282, Hamilton HM FX, Bermuda, Attn: Secretary. Attendance at the Meeting by a shareholder who has given a Proxy shall not in and of itself constitute a revocation of such Proxy. Delivery of a Proxy shall not preclude a shareholder from attending and voting in person at the Meeting and in such event, the Proxy shall be deemed to be revoked.

By Order of the Board of Directors,

DAVID J. DOYLE
Secretary

Pembroke, Bermuda
October      , 2005

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APPENDICES

Appendix I	Amendment to Bye-Law 2.

Appendix II	Description of Stock for Series D Perpetual Non-Voting Preferred Shares.

Appendix III	Share Purchase Agreement for Series D Perpetual Non-Voting Preferred Shares, dated September 30, 2005, between PXRE Group Ltd. and the investors named therein.

Appendix IV	Form of Registration Rights Agreement for holders of Series D Perpetual Non-Voting Preferred Shares.

Appendix V	Agreement to Vote, dated September 28, 2005, by and among Capital Z Financial Services Fund II, L.P., Capital Z Financial Services Private Fund II, L.P., RER Reinsurance Holdings, L.P., Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P., Robert Stavis and PXRE Group Ltd.

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Appendix VI	Description of Stock for Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares.

Appendix VII	Unanimous Written Consent of the holders of Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares and Series C Convertible Voting Preferred Shares regarding authorization of additional Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares.

ATTACHMENT	Proxy Card

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

PROXY STATEMENT SPECIAL GENERAL MEETING OF SHAREHOLDERS PXRE GROUP LTD. 110 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA

INFORMATION ABOUT THE SPECIAL GENERAL MEETING AND VOTING

What Is the Purpose of the Meeting?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of PXRE Group Ltd., a Bermuda exempted company limited by shares (“PXRE Group”), is soliciting your proxy vote at a Special General Meeting of Shareholders (the “Meeting”). PXRE Group Ltd. expects to mail its proxy soliciting materials for the Meeting on or about October 18, 2005.

This proxy statement summarizes the information you need to know in order to vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card.

What Proposals Will Be Addressed at the Meeting?

You will be entitled to vote on the following proposals at the Meeting:

1.
The amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares from 50,000,000 to 350,000,000 shares;

2.
The approval of the exchange of all Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”) issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares.

3.
The amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares from 10,000,000 to 30,000,000 shares; and

4.
The proposed division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;

5.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Why is PXRE Group Authorizing Additional Share Capital and the Exchange of the Perpetual Preferred Shares?

On October 7, 2005, PXRE Group completed a private placement of 375,000 Perpetual Preferred Shares, which shares are mandatorily exchangeable into Common Shares (or Convertible Common Shares) immediately upon the satisfaction of certain conditions precedent (the “Exchange Conditions Precedent”). The Exchange Conditions Precedent are the affirmative vote of existing shareholders (i) authorizing an additional 300,000,000 Common Shares (described under Proposal 1); and (ii) approving the exchange of the Perpetual Preferred Shares

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into Common Shares (or Convertible Common Shares) (described under Proposal 2). If these proposals are approved, PXRE Group will deliver a number of Common Shares, based on an exchange ratio as set forth in the Description of Stock for Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Share Description of Stock”), in return for the delivery of all outstanding Perpetual Preferred Shares by each holder of its outstanding Perpetual Preferred Shares. The terms and provisions of the rights, preferences and privileges of the Perpetual Preferred Shares are set forth in the Perpetual Preferred Share Description of Stock incorporated by reference in this proxy statement as Appendix II. For a summary of these terms, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Description of the Perpetual Preferred Shares and the Common Shares—Series D Perpetual Non-Voting Preferred Shares.”

As of the Record Date, PXRE Group Ltd. had 31,207,417 Common Shares and 7,037,166 Convertible Common Shares outstanding, with 2,255,245 Common Shares and 4,510,140 Convertible Common Shares reserved for issuance. PXRE Group currently does not have a sufficient number of authorized Common Shares and Convertible Common Shares to effect the exchange of all outstanding Perpetual Preferred Shares into Common Shares and Convertible Common Shares.

The primary purposes of Proposals 1, 2 and 4 are to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and A.M. Best Company, an independent insurance industry rating organization (“A.M. Best”).

The primary purpose of the authorization of (i) any Common Shares authorized in excess of those issued in connection with the exchange of Perpetual Preferred Shares under Proposal 1, (ii) the Preferred Shares under Proposal 3, and (iii) the division of Common Shares into classes of Convertible Common Shares under Proposal 4 in excess of those issued in connection with the exchange of Perpetual Preferred Shares is to provide additional authorized shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

The proposed mandatory exchange of Perpetual Preferred Shares into Common Shares will complete PXRE Group’s current capital raising efforts. PXRE Group has no current intention to issue additional Preferred Shares, Convertible Common Shares or Common Shares in an offering if the proposed increases in authorized share capital are approved. Although it may offer such shares in the future, no determination as to the size of any such offering or use of proceeds has been made at this time.

Will the Newly Authorized Shares Have Preemptive Rights?

No. PXRE Group’s current Bye-Laws do not give preemptive rights to any holder of any shares of any class of its capital stock.

When and Where Is the Special Shareholders’ Meeting Being Held?

The Meeting will take place at 9:00 am on November 18, 2005 at the offices of PXRE Group, 110 Pitts Bay Road, Pembroke HM 08, Bermuda.

How Do I Vote My Shares in Person at the Meeting?

If you are a shareholder of record, to vote your shares at the Meeting you should bring the enclosed proxy card or proof of identification. If you own your shares through a brokerage account or in another nominee form, to vote your shares at the Meeting you must obtain a proxy from your broker or nominee and bring that proxy to the Meeting.

Even if you plan to attend the Meeting, we encourage you to vote by proxy card so your vote will be counted in the event you do not attend the Meeting.

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What Do I Need to Do Now?

After carefully reading and considering the information contained in this proxy statement, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage paid envelope. Please submit your proxy as soon as possible so that your shares may be represented at the Meeting.

Who Is Entitled to Vote?

The Board has set October 14, 2005 as the record date for the Meeting (the “Record Date”). If you were the owner of PXRE Group’s Common Shares, Convertible Common Shares or Series A Convertible Voting Preferred Shares (the “Series A Preferred Shares”), Series B Convertible Voting Preferred Shares (the “Series B Preferred Shares”) or Series C Convertible Voting Preferred Shares (the “Series C Preferred Shares”, and together with the Series A Preferred Shares and the Series B Preferred Shares, the “Convertible Preferred Shares”) at the close of business on the Record Date, you may vote at the Meeting. Each shareholder of record on the Record Date is entitled to notice of, and to vote at, the Meeting and at any adjournment or adjournments thereof.

How Many Votes Do I Have?

As of the Record Date, (i) 31,207,417 Common Shares were issued and outstanding and held by approximately 4,600 shareholders; (ii) 7,037,166 Convertible Common Shares were issued and outstanding and held by approximately 6 shareholders and (iii) 5,813 Convertible Voting Preferred Shares were issued and outstanding and held by approximately 6 shareholders. The presence at the Meeting in person or by proxy of the holders representing a majority of the outstanding shares (giving effect to the limitations on voting referred to below) carrying the right to vote on a matter is necessary to constitute a quorum for the transaction of business at the Meeting.

Each Common Share entitles the holder thereof to one vote on each matter to be voted upon at the Meeting. As of the Record Date, holders of the Common Shares are entitled to exercise approximately 73% of the votes that may be cast at the Meeting.

Each Convertible Common Share entitles the holder thereof to vote on a fully converted basis with the Common Shares, together as a class, on all matters which are submitted to a vote of the shareholders at this Meeting. The Convertible Common Shares outstanding on the Record Date are ultimately convertible into 7,037,166 Common Shares. As of the Record Date, holders of the Convertible Common Shares are entitled to exercise 16.5% of the votes that may be cast at the Meeting on all matters submitted.

Each Convertible Voting Preferred Share entitles the holder thereof to vote on a fully converted basis with the Common Shares, together as a class, on all matters which are submitted to a vote of the shareholders at this Meeting. The Convertible Voting Preferred Shares outstanding on the Record Date are ultimately convertible into 4,510,140 Common Shares based on the adjusted conversion price of $12.89, which reflects an anti-dilution adjustment for the issuance of Common Shares on October 7, 2005 to the adjusted conversion price of $13.26 as of June 30, 2005. As of the Record Date, holders of the Preferred Shares are entitled to exercise 10.5% of the votes that may be cast at the Meeting on all matters submitted.

Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to Capital Z Financial Services Fund II, L.P. (“Capital Z Fund”) and Capital Z Financial Services Private Fund II, L.P. (“Capital Z Private Fund” and, together with Capital Z Fund and their affiliates, “Capital Z”), but not with respect to any other holder of Convertible Voting Preferred Shares, Convertible Common Shares or Common Shares.

All matters referenced in this proxy statement upon which the shareholders will be asked to consider and vote upon will, in accordance with our Bye-Laws, be decided by an ordinary resolution; that is, a resolution passed by a simple majority of votes cast in person or by proxy at the Meeting entitled to vote on such matter.

Holders of PXRE Group’s Convertible Voting Preferred Shares and Convertible Voting Common Shares have agreed with PXRE Group to vote in favor of Proposals 1 and 2 at the Meeting. The agreement to vote is

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attached hereto as Appendix V to this proxy statement. Such holders do not have a sufficient number of shares to ensure approval of the Proposals.

In the case of Proposal 4, the terms of the Description of Stock for Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares adopted by our board of directors on December 9, 2001, which we refer to as the “Outstanding Convertible Voting Preferred Description of Stock,” require consent of at least 50% of the shares of PXRE Group’s Class A Convertible Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, each voting separately as a class, before PXRE Group may authorize additional shares of any such class. All such separate required consents have been obtained and are attached to this proxy statement as Appendix VII.

A resolution put to a vote at the Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to our Bye-Laws. Shares represented at the Meeting whose votes are withheld on any matter, shares that are represented by “broker non-votes” (that is, shares held by brokers or nominees that are represented at the Meeting but with respect to which the broker or nominee has not received voting instructions from the beneficial owner and is not empowered to vote on a particular proposal) and the shares that abstain from voting on any particular matter are not included in the tabulation of the shares voting on such matter, but are counted for quorum purposes.

What Does It Mean If I Receive More than One Proxy Card?

It means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card you receive.

What Happens If I Don’t Indicate How to Vote by Proxy?

If you properly sign your proxy card but do not include instructions on how to vote, your shares will be voted FOR approval of each of the Proposals.

What Happens If I Don’t Return a Proxy Card?

In connection with the Proposals, not returning your proxy card will mean your vote will not count, unless you intend to be present in person to vote. This is why it is so important that you make your vote count by completing and returning your proxy card.

Can I Change My Vote After I Have Mailed My Signed Proxy Card?

Yes. You can change your vote at any time before your proxy is voted at the Meeting. You can do this in one of three ways:

•	you can send a written notice stating that you would like to revoke your proxy to be received by the Secretary of PXRE Group not less than 2 hours prior to the time appointed for the Meeting;

•	you can complete and submit a new proxy card to be received by the Secretary of PXRE Group not less than 48 hours prior to the time appointed for the Meeting; or

•	you can attend the Meeting and vote in person.

Your attendance at the Meeting alone will not revoke your proxy. Only your vote at the Meeting will revoke your proxy.

Am I Entitled to Appraisal Rights?

The Board of Directors has not proposed any action for which the laws of Bermuda entitle shareholders to appraisal rights.

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Does the Increase in the Number of Authorized Shares or the Proposed Exchange of Perpetual Preferred Shares Have Any Anti-Takeover Effects with Respect to PXRE Group?

The increase in the number of authorized shares and the subsequent issuance of Common Shares in exchange for the Perpetual Preferred Shares under Proposal 2 could have the effect of delaying or preventing a change of control of PXRE Group without further action by the shareholders. Authorized and unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of PXRE Group more difficult, and therefore less likely. See “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Anti-Takeover Effects.”

How Many Shares Must Be Represented Either in Person or by Proxy to Hold the Meeting?

The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting.

How Many Votes Are Needed to Approve the Proposals?

Each of Proposals 1, 2, 3 and 4 will be voted on separately by the shareholders of PXRE Group.

Proposals 1, 2, 3 and 4 must each be approved by a simple majority of votes cast on the proposal. Abstentions will be treated as votes cast and will have the same effect as votes against the proposal and broker non-votes will have no effect on the vote (except in the determination of whether the total votes cast on a proposal represent over 50% in interest of all securities entitled to vote on the proposal).

If My Shares Are Held in “Street Name” by My Broker, Will My Broker Vote My Shares for Me?

Your broker will not be able to vote your shares without instructions from you. To instruct your broker to vote your shares, follow the directions provided by your broker.

Who Can Answer My Other Questions?

If you should have more questions about this proposal, or would like additional copies of this proxy statement, you should contact:

Georgeson Shareholder Communications Inc.
17 State Street
New York, NY 10004
Telephone: (877) 901-6134

What Does It Cost PXRE Group To Solicit Proxy Materials?

We will bear the cost of preparing, assembling and mailing this proxy statement and the material enclosed herewith. We have retained Georgeson Shareholder Communications, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $9,000, plus reimbursement of certain out-of-pocket expenses. Our directors, officers and employees may solicit proxies orally or in writing, without additional compensation. Our regularly retained investor relations firm, Citigate Sard Verbinnen, may also be called upon to solicit proxies by telephone or other means, in which case we would anticipate paying hourly rates for time spent (ranging from $125 to $450 per hour) plus out-of-pocket expenses. We will reimburse brokers, fiduciaries and custodians for their reasonable costs in forwarding proxy materials to the beneficial owners of our shares.

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PROPOSALS

BACKGROUND TO, AND REASONS FOR, THE PROPOSALS

On September 19, 2005, PXRE Group announced that, based on updated information, it had increased its earlier estimate of our potential losses due to the net impact of Hurricane Katrina to the range of $235 million to $300 million, after tax, reinsurance recoveries on our outwards reinsurance program and the impact of inwards and outwards reinstatements and additional premiums. Accordingly, losses from Hurricane Katrina will materially negatively impact third quarter financial results and shareholders’ equity and PXRE Group expects to have a net loss for calendar 2005. PXRE Group’s updated estimates were based on insured industry loss estimates in the range of $30 billion to $40 billion. These industry loss estimates may increase as the loss adjustment process continues.

PXRE Group has begun to receive loss notices with respect to Hurricane Katrina, but most of these notices are precautionary in nature with no supporting loss information. Accordingly, the estimates were based mainly on modeling, a review of exposed reinsurance contracts and discussions with certain clients. Actual losses may vary materially from these estimates.

In addition, the estimates are subject to a high level of uncertainty arising out of extremely complex and unique causation and coverage issues, including the appropriate attribution of losses to wind or flood damage as opposed to other perils such as fire, business interruption or civil commotion. The underlying policies generally contain exclusions for flood damage; however, water damage caused by wind may be covered. PXRE Group expects that causation and coverage issues may not be resolved for a considerable period of time and may be influenced by evolving legal and regulatory developments.

PXRE Group’s actual losses from Hurricane Katrina may exceed its estimates as a result of, among other things, the receipt of additional information from clients, the attribution of losses to coverages that for the purpose of the estimates it assumed would not be exposed, and inflation in repair costs due to the limited availability of labor and materials, in which case PXRE Group’s financial results could be further materially adversely affected. On September 24, 2005, Hurricane Rita struck Texas and Louisiana, causing significant destruction in portions of those states. PXRE Group’s preliminary estimate of the net impact from Hurricane Rita is currently between $30 million and $40 million, after tax, reinsurance recoveries on its outwards reinsurance program and the impact of inwards reinstatement premiums. This preliminary estimate is primarily based on early industry loss predictions ranging from $2.5 billion to $6.0 billion, a combination of the output of industry models, market share analyses and a preliminary review of in-force contracts. PXRE Group’s actual losses from Hurricane Rita may ultimately differ materially from its preliminary assessment of losses.

Based on the preliminary estimate of loss from Hurricane Rita and the preliminary range of loss from Hurricane Katrina, PXRE Group now expects to report a net loss of $125 million to $220 million for 2005, assuming no additional material catastrophes occur during the rest of 2005. For the quarter ending September 30, 2005, PXRE Group expects to report a net loss of between $230 million to $320 million.

On September 29, 2005, Standard & Poor’s downgraded the counterparty credit and financial strength ratings of PXRE Group’s reinsurance subsidiaries from “A” (Strong) to “A-” (Strong) and announced that these remain on Credit Watch with negative implications. A.M. Best also downgraded the financial strength rating of PXRE Group’s reinsurance subsidiaries from “A” (Excellent) to “A-” (Excellent) on September 30, 2005 and announced that this rating remains under review with negative implications pending successful completion of PXRE Group’s capital plan.

On October 3, 2005, Standard & Poor’s announced that its “A-” counterparty credit and financial strength ratings on PXRE Reinsurance Ltd. and PXRE Reinsurance Co. as well as its “BBB-” counterparty credit ratings on PXRE Group Ltd. and PXRE Corp. are remaining on CreditWatch with negative implications, where they were placed on September 9, 2005, because of the uncertainty that conditions necessary to effect the mandatory conversion to common shares will be met.

Standard & Poor’s stated that upon the successful conversion to common equity and after evaluating management’s progress in reducing prospective earnings and capital volatility, Standard & Poor’s will most likely affirm the current ratings and assign a stable outlook. Standard & Poor’s noted that if there is a lack of

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material progress in reducing prospective earnings and capital volatility, Standard & Poor’s will probably assign a negative outlook, but that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares.

On October 7, 2005, PXRE Group issued and sold 375,000 of Perpetual Preferred Shares in a private placement exempt from registration under the Securities Act of 1933. The Share Purchase Agreement is incorporated by reference in this proxy statement as Appendix III. The Perpetual Preferred Shares have an initial liquidation preference of $1,000 and an $11.00 per Common Share exchange price. PXRE Group raised $375 million (approximately $360.5 million of proceeds net of agents’ fees) in the private placement and, at the exchange price of $11.00 per Common Share, the Perpetual Preferred Shares will be mandatorily exchangeable for 34,090,909 of PXRE Group’s Common Shares immediately upon an affirmative vote of its shareholders (i) authorizing an additional 300 million Common Shares; and (ii) approving the exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) (the “Exchange Conditions Precedent”). For a detailed discussion of the features of the Perpetual Preferred Shares, including adjustments to the purchase price, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Description of the Perpetual Preferred Shares and the Common Shares—Series D Perpetual Non-Voting Preferred Shares” below and the Perpetual Preferred Share Description of Stock attached as Exhibit B to the share purchase agreement filed with the Securities and Exchange Commission on October 3, 2005 under cover of a Form 8-K and incorporated by reference in this proxy statement as Appendix II. The Perpetual Preferred Shares issued and sold in the private placement were issued from existing authorized share capital and the shareholders are not being asked to vote upon the private placement.

In addition, on October 7, 2005, as part of the Company’s recent capital raising efforts PXRE Group issued and sold 8,843,500 of its Common Shares (inclusive of Common Shares sold upon exercise of the underwriters’ overallotment option) in an underwritten public offering at a price of $13.01 per share, after the underwriting discount. The Common Shares issued and sold in the public offering were issued from existing authorized share capital and the shareholders are not being asked to vote upon the public offering.

The proposed mandatory exchange of Perpetual Preferred Shares into Common Shares will complete PXRE Group’s current capital raising efforts. PXRE Group has no current intention to issue additional Preferred Shares, Convertible Common Shares or Common Shares in an offering if the proposed increases in authorized share capital are approved. Although it may offer such shares in the future, no determination as to the size of any such offering or use of proceeds has been made at this time.

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PROPOSAL 1:

APPROVAL OF AMENDMENTS TO THE BYE-LAWS TO INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES

On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to amend PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares, par value $1.00 per share, from 50,000,000 to 350,000,000 shares;

The Board of Directors further directed that the proposed action be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

If the shareholders approve the amendment, PXRE Group will amend Bye-Law 2 of the Bye-Laws to increase the number of Common Shares as described above. If adopted by the Shareholders, the increase will become effective from the date the shareholder resolution is adopted. The only changes in PXRE Group’s existing Bye-Laws would be those numeric changes required to reflect the increase and division of share capital as proposed in this proxy statement. The text of Bye-Law 2(1) of the Bye-Laws, as it is proposed to be amended is set forth as Appendix I to this proxy statement.

The primary purpose of Proposal 1 is to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s and A.M. Best. The primary purpose of the authorization of any Common Shares authorized in excess of those issued in connection with the exchange of Perpetual Preferred Shares under Proposal 1 is to provide additional authorized shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

Approval of Proposal 1 is essential to the completion of PXRE Group’s capital raising program. As of the Record Date, PXRE Group Ltd. had 31,207,417 Common Shares and 7,037,166 Convertible Common Shares outstanding, with 2,255,245 Common Shares and 4,510,140 Convertible Common Shares reserved for issuance. PXRE Group currently does not have a sufficient number of authorized Common Shares and Convertible Common Shares to effect the exchange of all outstanding Perpetual Preferred Shares into Common Shares and Convertible Common Shares. A.M. Best and Standard & Poor’s have made clear to us that in the absence of additional capital, PXRE Group can expect a downgrade in our ratings. Standard & Poor’s and A.M. Best have stated that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares. Therefore, if Proposal 1 is not approved, PXRE Group expects that a downgrade will occur in its ratings.

In the event that Proposal 1 is not approved, the mandatory exchange of the Perpetual Preferred Shares into Common Shares will not be completed.

Approval of Proposal 1 is one of the Exchange Conditions Precedent to the mandatory exchange of the Perpetual Preferred Shares into Common Shares. If the mandatory exchange is not approved by our shareholders by April 1, 2006, we will be required to pay additional dividends on the Perpetual Preferred Shares. These additional dividends on the Perpetual Preferred Shares would begin to accrue retroactively from the date of issuance at a rate of 15% per annum, increasing to 17% per annum on April 1, 2007 and 19% per annum on April 1, 2008. These additional dividends would be paid in the form of additional Perpetual Preferred Shares on a quarterly basis, with all retroactive dividends from the date of issuance being made on June 30, 2006. The increasing percentage of shareholders’ equity represented by the Perpetual Preferred Shares would progressively and increasingly reduce the portion attributable to our common shares. In addition, to the extent our board of directors declares dividends on our common shares, the holders of Perpetual Preferred Shares (which will be entitled to participate in such dividends on an as-exchanged basis) would be entitled to a progressively greater portion of the funds available to pay those dividends. The combined effect of these provisions would have a material adverse effect on the value of our common shares. In addition, if the mandatory exchange of the

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Perpetual Preferred Shares for our common shares has not been effected prior to December 31, 2006, we may be required by the terms of the Perpetual Preferred Shares to use our reasonable best efforts to publicly offer and sell our common shares in each calendar year, beginning in 2007, and use the proceeds thereof to repurchase Perpetual Preferred Shares at their then-existing liquidation preference. Accordingly, if the Perpetual Preferred Shares are not mandatorily exchanged for our common shares by April 1, 2006 or prior to December 31, 2006, our common shareholders may be materially adversely affected. For a detailed discussion of these features of the Perpetual Preferred Shares, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Description of the Perpetual Preferred Shares and the Common Shares— Series D Perpetual Non-Voting Preferred Shares—Offer to Repurchase” and “—Dividends” and the Perpetual Preferred Description of Stock incorporated by reference into this proxy statement.

If Proposal 1 is approved and the Perpetual Preferred Shares are exchanged for Common Shares, there will be immediate and substantial dilution to holders of Common Shares as a result of both the mandatory exchange and the adjustments resulting from the anti-dilution provisions of the outstanding Convertible Voting Preferred Shares triggered by the exchange. For important information regarding the terms of the Convertible Voting Preferred Shares, you should read the Outstanding Convertible Voting Preferred Description of Stock, which is incorporated by reference in this proxy statement as Appendix VI.

The anti-dilution protections afforded to the holders of Convertible Preferred Shares will have a dilutive effect on the holders of outstanding Common Shares. Each Convertible Preferred Share, in whole or in part, is convertible at any time at the option of the holder into Convertible Common Shares for that series according to a formula set forth in the description of stock included as Appendix VI hereto. The Convertible Common Shares are, in turn, convertible into Common Shares on a one-for-one basis. The number of Convertible Common Shares per Convertible Preferred Shares issuable upon any conversion will be determined by dividing a liquidation preference for the series equal to the aggregate original purchase price of the Convertible Preferred Shares plus accrued but unpaid dividends thereon, by the conversion price then in effect. The conversion price is subject to adjustment to avoid dilution in the event of recapitalization, reclassification, stock split, consolidation, merger, amalgamation or other similar event or an issuance of additional Common Shares in a private placement below the fair market value or in a registered public offering below 95% of fair market value or without consideration. In addition, the conversion price is subject to adjustment for certain loss and loss expense development on reserves for losses incurred on or before September 30, 2001 and for any liability or loss arising out of pending material litigation on December 10, 2001.

The recent issuance of Common Shares in a public offering on October 7, 2005 occurred at a price below 95% of the fair market value (as defined in Appendix VI) of PXRE Group’s Common Shares, resulting in an increase of approximately 126,127 Common Shares to be received by the holders of the Convertible Preferred Shares upon ultimate conversion of Convertible Preferred Shares. The proposed issuance of Common Shares upon exchange of the outstanding Perpetual Preferred Shares into Common Shares is also expected to occur at a price below the fair market value (as defined in Appendix VI) of PXRE Group’s Common Shares as of the date that the Perpetual Preferred Shares become exchangeable and therefore is also expected to result in an increase in the number of Common Shares to be received by the holders of the Convertible Preferred Shares upon ultimate conversion. The fair value of the PXRE Group’s Common Shares in connection with the exchange cannot be determined until such time as the Perpetual Preferred Shares are exchangeable. For illustrative purposes, however, based upon the current fair market value of PXRE Group’s Common Shares, $12.72, the adjustment of the conversion price of the Convertible Preferred Shares would, upon the ultimate conversion of Convertible Preferred Shares into Common Shares, result in the issuance of approximately 412,524 additional Common Shares to holders of Convertible Preferred Shares, or approximately 1% of the outstanding Common Shares as of the Record Date on a fully converted basis.

In addition, it is contemplated that the remaining authorized Common Shares may be issued by PXRE Group in one or more offerings. As of the date of this proxy statement, however, PXRE Group has no current intention to issue additional Preferred Shares, Convertible Common Shares or Common Shares in an offering if the proposed increases in authorized share capital are approved. Although it may offer such shares in the future, no determination as to the size of any such offering or use of proceeds has been made at this time. Subject to the terms of the Outstanding Convertible Voting Description of Stock, once Proposal 1 is approved, no further

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authorization by the holders of Common Shares is expected to be required prior to an offering of authorized Common Shares.

For a discussion of the terms of the outstanding Common Shares, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Description of the Perpetual Preferred Shares and the Common Shares—Common Shares.” For a discussion of possible anti-takeover effects of the increase in authorized share capital, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Anti-Takeover Effects.”

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 1

Proposal 1 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

Proposal 2 is conditioned on the approval of Proposal 1 and Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously approved the proposed amendment and has determined that the proposed increase in authorized share capital is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT.

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PROPOSAL 2:

APPROVAL OF THE EXCHANGE OF THE PERPETUAL PREFERRED SHARES INTO COMMON SHARES

On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to approve the exchange of all Perpetual Preferred Shares issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares.

The Board of Directors further directed that the proposed action be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

As of the Record Date, PXRE Group Ltd. had 31,207,417 Common Shares and 7,037,166 Convertible Common Shares outstanding, with 2,255,245 Common Shares and 4,510,140 Convertible Common Shares reserved for issuance. PXRE Group currently does not have a sufficient number of authorized Common Shares and Convertible Common Shares to effect the exchange of all outstanding Perpetual Preferred Shares into Common Shares and Convertible Common Shares.

The primary purpose of Proposal 2 is to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s and A.M. Best.

Approval of Proposal 2 is essential to the completion of PXRE Group’s capital raising program. A.M. Best and Standard & Poor’s have made clear to us that in the absence of additional capital PXRE Group can expect a downgrade in our ratings. Standard & Poor’s and A.M. Best have stated that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares. Therefore, if Proposal 2 is not approved, PXRE Group expects that a downgrade will occur in its ratings.

The approval of Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 4. If any of Proposal 1, Proposal 2 or Proposal 4 is not approved, the mandatory exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) will not be completed. For a discussion of the consequences of the mandatory exchange and, alternately, the failure to complete the mandatory exchange, see “Proposal 1—Approval of Amendments to the Bye-Laws to Increase the Authorized Number of Common Shares.”

Capital Z and Reservoir Capital Partners, L.P. and its affiliates (collectively, “Reservoir”), which are holders of our outstanding Convertible Voting Preferred Shares and Convertible Common Shares, are among the purchasers of the Perpetual Preferred Shares and will receive Common Shares (or Convertible Common Shares in the case of Reservoir as a holder of Series B Preferred Shares and Class B Convertible Common Shares) upon approval of the mandatory exchange. The Share Purchase Agreement relating to such purchase is incorporated by reference in this proxy statement as Appendix III. Holders of PXRE Group’s Convertible Voting Preferred Shares and Convertible Voting Common Shares, including Capital Z and Reservoir, have agreed with PXRE Group to vote in favor of Proposals 1 and 2 at the Meeting. The agreement to vote is attached hereto as Appendix V to this proxy statement. Such holders do not have a sufficient number of shares to ensure approval of the Proposals.

As a result of the mandatory exchange of the Perpetual Preferred Shares, PXRE Group will issue an additional 34,090,909 Common Shares and Convertible Common Shares, which represents approximately 79.7% of the currently outstanding Common Shares, Convertible Common Shares and Convertible Preferred Shares, on a fully converted basis. Prior to the issuance of the Common Shares and Convertible Common Shares upon exchange of the Perpetual Preferred Shares, holders of Common Shares, Convertible Common Shares and Convertible Preferred Shares have the right to cast approximately 100% of the vote on matters submitted to a vote at a meeting of shareholders. Upon issuance of the Common Shares and Convertible Common Shares upon exchange of the Perpetual Preferred Shares, holders of the currently outstanding Common Shares, Convertible Common Shares and Convertible Preferred Shares will have the right to cast approximately 55.9% of such vote,

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assuming expected anti-dilution adjustments for holders of Convertible Preferred Shares as discussed under Proposal 1.

USE OF PROCEEDS

There will be no proceeds to PXRE Group as a result of the exchange of Perpetual Preferred Shares into Common Shares. PXRE Group intends to use the net proceeds from the private placement of the Perpetual Preferred Shares and the public offering of the Common Shares for general corporate purposes, including, primarily, contributions to the capital of its Bermuda reinsurance subsidiary, PXRE Reinsurance Ltd. Pending use of the net proceeds as set forth above, PXRE Group intends to invest the proceeds in short-term, interest bearing securities.

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DESCRIPTION OF THE PERPETUAL PREFERRED SHARES AND THE COMMON SHARES

Series D Perpetual Non-Voting Preferred Shares

The following is a summary of the material terms and provisions of the rights, preferences and privileges of the Perpetual Preferred Shares as contained in the Perpetual Preferred Share Description of Stock, the form of which is incorporated by reference herein as Appendix II. However, this summary of the Description of Stock does not purport to be complete and Shareholders are urged to read the Perpetual Preferred Share Description of Stock in its entirety.

Certain Definitions

The following terms used in this description of the Perpetual Preferred Shares are as follows:

“Adjusted Net Income (Loss)” means, as of any Adjustment Date, the Net Income (or Net Loss) for the quarter ending on the Adjustment Date adjusted downwards by the sum of any Capital Distributions on the Common Shares and Perpetual Capital Distributions declared during the quarter ending on the Adjustment Date.

“Adjustment Date” means, commencing with December 31, 2005, the last day of each calendar quarter.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”) as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York or Bermuda are authorized or obligated by law or executive order to close.

“Class B Convertible Common Shares” means the Class B Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Class C Convertible Common Shares” means the Class C Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Closing” has the meaning ascribed to such term in the Purchase Agreement.

“Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

“Common Shares” means the Common Shares of the Company, par value $1.00, and shall also include any common shares of the Company hereafter issued and outstanding and any shares of the Company of any other class hereafter issued and outstanding that is not preferred as to dividends or distribution of assets in liquidation over any other class of shares of the Company and which has ordinary voting power for the election of directors of the Company.

“Company” means PXRE Group Ltd.

“Company Securities” has the meaning ascribed to such term in the Purchase Agreement.

“Date of Issuance” means the day upon which the Perpetual Preferred Shares are issued by the Company and sold to the Purchasers pursuant to the Purchase Agreement.

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“Dividend Allocation Ratio” means, as of any Adjustment Date (or as of the Date of Issuance, if applicable), the quotient of: (i) the Aggregate Liquidation Preference on such Adjustment Date (or the Date of Issuance, if applicable); divided by (ii) the difference of (a) Shareholders’ Equity on such Adjustment Date (or the Date of Issuance, if applicable) minus (b) the Aggregate Liquidation Preference of such Adjustment Date.

“Earnings Allocation Ratio” means, as of any Adjustment Date, the quotient of: (x) the Aggregate Liquidation Preference on the immediately preceding Adjustment Date; divided by (y) Shareholders’ Equity on the immediately preceding Adjustment Date.

“Exchange Conditions Precedent” means the affirmative vote of the Company’s existing shareholders (a) authorizing an additional 300,000,000 Common Shares; and (b) approving the exchange of the Perpetual Preferred Shares into Common Shares.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Indebtedness” means (a) all indebtedness of the Company and its subsidiaries, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by one or more other Persons and guaranteed, directly or indirectly, by the Company or any subsidiary thereof, (iii) for money borrowed by one or more other Persons for which the Company or any subsidiary thereof provides security, (iv) constituting purchase money indebtedness the payment of which the Company or any subsidiary thereof is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the consolidated books of the Company and its subsidiaries in accordance with GAAP or (vi) under any other arrangement under which obligations are recorded as indebtedness on the consolidated books of the Company and its subsidiaries in accordance with GAAP and (b) any and all modifications, refundings, deferrals, renewals or extensions of any such indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such indebtedness. Without limiting the generality of the foregoing, the term “Indebtedness” shall include the Trust Preferred and any comparable securities of the Company or any subsidiary thereof at any time outstanding; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries (as defined in the Purchase Agreement, but limited in this paragraph to direct and indirect wholly owned subsidiaries) or between any two or more such direct or indirect wholly owned Subsidiaries of the Company.

“Market Price” with respect to Common Shares, on any date, shall be deemed to be the reported closing price on the last trading day ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal United States securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. If the Common Shares are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Market Price shall be determined (x) by the written agreement of the Company and the respective holder and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Market Price, (A) by an independent appraiser of nationally recognized standing selected by the respective holder and the Company or (B) if the respective holder and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Market Price, each shall select an independent appraiser of nationally recognized standing and the two appraisers shall designate a third independent appraiser of nationally recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y).

“Net Income (Net Loss)” means the net income (loss) reported on the consolidated statements of income and comprehensive income of the Company (after Capital Distributions on the Senior Stock but before Perpetual Capital Distributions or any PIK Dividends), prepared in accordance with GAAP, filed periodically with the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

“Perpetual Preferred Shares” means the Series D Perpetual Non-Voting Preferred Shares.

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“Person” or “person” means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability company, government, governmental body, agency, political subdivision or other entity.

“PIK Dividend Value” means an amount equal to the product of: (x) the number of Perpetual Preferred Shares issued during the immediately preceding calendar quarter; and (y) the Perpetual Preferred Liquidation Preference as of the immediately preceding Adjustment Date.

“Public Offering” means the offer for sale to the public in an underwritten offering of Common Shares pursuant to an effective registration statement filed under the Securities Act of 1933.

“Public Offering Price” means the price per share at which Common Shares were offered to the public and will be sold in the underwritten Public Offering.

“Purchase Agreement” means the Share Purchase Agreement dated as of September 29, 2005 by and among the Company and the Purchasers, as the same may be amended from time to time.

“Purchasers” has the meaning ascribed to such term in the Purchase Agreement.

“Quarterly Allocation” means, as of any Adjustment Date, an amount equal to the product of: (x) the Adjusted Net Income (Loss) during the preceding calendar quarter; and (y) the Earnings Allocation Ratio.

“Senior Stock” means only the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

“Series A Preferred Shares” means the Series A Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series A1 Preferred Shares and A2 Preferred Shares.

“Series B Preferred Shares” means the Series B Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series B1 Preferred Shares and B2 Preferred Shares.

“Series C Preferred Shares” means the Series C Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series C1 Preferred Shares and C2 Preferred Shares.

“Shareholders’ Equity” means total shareholders’ equity reported on the consolidated balance sheets of the Company, prepared in accordance with GAAP, and filed periodically with the Company’s Annual Reports on Form 10 K and Quarterly Reports on Form 10-Q.

“Trust Preferred” shall mean, collectively, (A) (i) the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, (ii) the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; (B) (i) the Junior Subordinated Deferrable Interest Debentures due May 15, 2033 of PXRE Corporation, (ii) the 7.35% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust II, (iii) the PXRE Corporation Guarantee with respect to such Capital Statutory Trust Pass-through Securities; (C) (i) the Junior Subordinated Deferrable Interest Debentures due May 23, 2033 of PXRE Corporation, (ii) the 9.75% Capital Trust Pass-through Securities of PXRE Capital Trust III, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; (D) (i) the Junior Subordinated Deferrable Interest Debentures due October 29, 2033 of PXRE Corporation, (ii) the 7.70% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust IV, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; and (E) (i) the Junior Subordinated Deferrable Interest Debentures due September 30, 2033 of PXRE Corporation, (ii) the 7.58% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust V, and (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities.

Ranking

The Perpetual Preferred Shares rank senior to the Common Shares and all other capital shares of the Company (now or hereafter authorized or issued) other than the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares (the “Senior Stock”), in each case as to dividends and as to the surplus

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assets of the Company available for distribution upon liquidation, dissolution and winding-up as provided under the Perpetual Preferred Share Description of Stock.

Voting Rights

Except as set forth below, the Perpetual Preferred Shares shall have no right to vote on any matter submitted to shareholders at an Annual or Special General Meeting of the Company’s shareholders.

So long as any Perpetual Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of greater than 50% of all of the Perpetual Preferred Shares at the time issued and outstanding, voting as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i)     in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Perpetual Preferred Shares (including without limitation, any shares of Perpetual Preferred Shares (whether or not junior as to dividends or liquidation preference) having earlier mandatory redemption dates than the mandatory exchange date of the Perpetual Preferred Shares) or which in any manner adversely affects the holders of the Perpetual Preferred Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Perpetual Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii)     in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Perpetual Preferred Shares;

(iii)      reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Perpetual Preferred Shares (including without limitation, any shares of Perpetual Preferred Shares (whether or not junior as to dividends or liquidation preference) having earlier mandatory redemption dates than the mandatory exchange date of the Perpetual Preferred Shares) or (B) which in any manner adversely affects the rights of the holders of the Perpetual Preferred Shares or any powers, rights, privileges or preference appertaining to the Common Shares, which such holders would have after mandatory exchange of the Perpetual Preferred Shares into Common Shares;

(iv)     take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws, if such amendment, alteration or repeal would have an adverse effect on the rights, preferences or privileges of the holders of the Perpetual Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares which such holders would have after mandatory exchange of the Perpetual Preferred Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations);

(v)     any increase or decrease to the authorized number of Perpetual Preferred Shares or issue additional Perpetual Preferred Shares, except as required by the terms of the Perpetual Preferred Share Description of Stock;

(vi)     any amalgamation, merger or sale of the Company unless the aggregate purchase price paid to the Perpetual Preferred Shareholders equals the greater of (A) the Aggregate Liquidation Preference and (B) the product of (x) the aggregate purchase price paid to the Common Shareholders and (y) the Dividend Allocation Ratio;

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(vii)     the sale or transfer of 25% or more of the Company’s Assets (other than the payment of reinsurance claims in the ordinary course of business);

(viii)     in any acquisition by the Company involving aggregate consideration in excess of $100,000,000;

(ix)     the voluntary delisting of the Common Shares or the Perpetual Preferred Shares from the New York Stock Exchange or other nationally recognized securities exchange, as applicable;

(x)     effect or attempt to effect a voluntary liquidation, dissolution or winding up of the Company; or

(xi)     an expansion by the Company into lines of business other than continuing lines of business in which the Company is currently involved.

Dividend Rights

For so long as the Perpetual Preferred Shares remain outstanding, the Company may not make, declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment (collectively, “Capital Distributions”), with respect to the Common Shares of the Company, unless, subject to the Companies Act 1981 of Bermuda (“Companies Act”), the Company simultaneously declares and pays a cash dividend or distribution (the “Perpetual Capital Distributions”) on the Perpetual Preferred Shares in an amount equal to such Capital Distribution multiplied by the Dividend Allocation Ratio as of the Adjustment Date immediately preceding the date of such Capital Distribution (or if an Adjustment Date shall have not occurred prior to the date of such Capital Distribution, then as of the Date of Issuance).

If the Exchange Conditions Precedent are not met by April 1, 2006, then, retroactively commencing on the Date of Issuance, additional dividends on the Perpetual Preferred Shares shall begin to accrue at a rate of 15% per annum, increasing to a rate of 17% per annum on April 1, 2007 and further increasing to a rate of 19% per annum on April 1, 2008, which rate shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months. Such additional dividends shall be paid on a quarterly basis on each Adjustment Date in additional Perpetual Preferred Shares in the amount equal to the Perpetual Preferred Liquidation Preference as of the immediately preceding Adjustment Date (“PIK Dividends”); provided, however, that with respect to any retroactive payment of PIK Dividends made pursuant to the Perpetual Preferred Share Description of Stock, such retroactive payment shall be made on June 30, 2006.

Any such dividend that is to be paid in PIK Dividends shall be payable by delivery to such holders, at their respective addresses as they appear in the stock register, of certificates representing the appropriate number of duly authorized, validly issued, fully paid and nonassessable shares of Perpetual Preferred Shares to holders of Perpetual Preferred Shares. Any such dividend that is to be paid in Perpetual Capital Distributions shall be payable by delivery of such amounts to such holders at their respective addresses as they appear in the stock register.

Notwithstanding anything to the contrary set forth in the Perpetual Preferred Share Description of Stock, if at any time during which any Perpetual Preferred Share remains outstanding the dividend rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the “Maximum Lawful Rate”), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the dividend rate in respect of Perpetual Preferred Shares shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the dividend rate payable thereon is less than the Maximum Lawful Rate, dividends shall continue to accrue thereon at the Maximum Lawful Rate until such time as the total dividends earned are equal to the total dividends which would have been earned had the dividend rate on such Perpetual Preferred Share been (but for the operation of this paragraph) the dividend rate payable since the Closing.

The rights of the Perpetual Preferred Shares shall rank senior in all respects to the Common Shares and all other classes and series of capital shares of the Company, including without limitation other classes and series of Preferred Shares other than the Trust Preferred and Senior Stock (collectively, “Junior Stock”).

There are currently no dividend arrearages with respect to the Perpetual Preferred Shares.

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Liquidation Rights

In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary:

(i)     before any payment or distribution of the Assets of the Company (whether from paid in share capital, share premium or surplus) shall be made to or set apart for the holders of Junior Stock or any other shares of the Company other than the Trust Preferred and the Senior Stock, the holders of the shares of Perpetual Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an initial amount equal to the Purchase Price (the “Perpetual Preferred Liquidation Preference”). Commencing as of December 31, 2005 and on each Adjustment Date thereafter, the Perpetual Preferred Liquidation Preference shall be adjusted upward or downwards by an amount equal to the quotient of: (v) the change in the Aggregate Liquidation Preference as of such Adjustment Date; divided by (w) the number of Perpetual Preferred Shares outstanding. The “Aggregate Liquidation Preference” shall initially be an amount equal to the product of the Purchase Price multiplied by the number of Perpetual Preferred Shares issued upon Closing. Commencing as of December 31, 2005 and on each Adjustment Date thereafter, the Aggregate Liquidation Preference shall be adjusted upward or downwards by an amount equal to the sum of: (x) the Quarterly Allocation, plus (y) the PIK Dividend Value; provided that; the Aggregate Liquidation Preference shall never be less than the product of the Purchase Price multiplied by the number of Perpetual Preferred Shares issued upon Closing, plus the aggregate PIK Dividends less the aggregate Perpetual Capital Distributions. If the Assets distributable upon such liquidation, dissolution or winding-up of the Company shall be insufficient to permit payment to the respective holders of the shares of Perpetual Preferred Shares of the full preferential amounts as set forth in the Perpetual Preferred Share Description of Stock, then such Assets shall be distributed ratably among the shares of Perpetual Preferred Shares; and

(ii)     any proceeds remaining after payment of the Perpetual Preferred Liquidation Preference shall be distributed ratably among the Common Shares and other classes of shares of the Company in accordance with the relevant rights and restrictions thereof, if any.

Subject to any other requirement under law, written notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days prior to any payment date stated therein), to the holders of record of the Perpetual Preferred Shares at their respective addresses as the same shall appear on the register of shareholders of the Company.

Mandatory Exchange

Each Perpetual Preferred Share outstanding shall be mandatorily exchanged into approximately 90.9 Common Shares (the “Exchange Ratio”) immediately upon satisfaction of the Exchange Conditions Precedent, provided, however, that if (i) at the time of such exchange, either a record holder of Perpetual Preferred Shares or an Affiliate thereof is also a record holder of Series B Preferred Shares or Class B Convertible Common Shares, then such holder’s Perpetual Preferred Shares shall be mandatorily exchanged into approximately 90.9 Class B Convertible Common Shares (instead of approximately 90.9 Common Shares) and (ii) at the time of such exchange, either a record holder of Perpetual Preferred Shares or an Affiliate thereof is also a record holder of Series C Preferred Shares or Class C Convertible Common Shares, then such holder’s Perpetual Preferred Shares shall be mandatorily exchanged into approximately 90.9 Class C Convertible Common Shares (instead of approximately 90.9 Common Shares). The Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, issuable upon mandatory exchange of the Perpetual Preferred Shares, when such Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, shall be issued in accordance with the terms and provisions of this description of the Perpetual Preferred Shares, shall be duly authorized, validly issued, fully paid and nonassessable Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, respectively.

Each Perpetual Preferred Share will be exchanged by the holder once the Exchange Conditions Precedent have been met by surrender of such Perpetual Preferred Share, to the Company at its office designated pursuant to the Bye-Laws of the Company. Such holder shall thereupon be entitled to receive the number of Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, specified in the exchange in this description of the Perpetual Preferred Shares. The Perpetual Preferred Shares shall be cancelled upon surrender.

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The exchange of Perpetual Preferred Shares pursuant to this description of the Perpetual Preferred Shares shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Exchange Conditions Precedent have been met and the Perpetual Preferred Shares shall have been surrendered to the Company as provided in this description of the Perpetual Preference Shares. On such day that the exchange of Perpetual Preferred Shares is deemed effected, the person or persons in whose name or names any certificate or certificates for Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, are issuable upon such exchange shall be deemed to have become the holder or holders of record of such Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be.

Offer to Repurchase

If the Perpetual Preferred Shares shall not have been exchanged for Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may, be in accordance with the Perpetual Preferred Share Description of Stock prior to December 31, 2006, the Company shall use its reasonable best efforts, subject to the conditions set forth below, in each calendar year beginning with 2007 so long as no such mandatory exchange has occurred and the Perpetual Preferred Shares remain outstanding, to issue and sell in a Public Offering a number of Common Shares sufficient to produce net proceeds in an amount at least equal to $100,000,000, shall make an offer to holders of outstanding Perpetual Preferred Shares to purchase, on a pro rata basis, Perpetual Preferred Shares having up to $100,000,000 in Perpetual Preferred Liquidation Preference and shall purchase such Perpetual Preferred Shares from holders responding to such offer to purchase at a price equal to the greater of (i) the Perpetual Preferred Liquidation Preference, and (ii) the product of the Exchange Ratio multiplied by the price per Common Share realized by the Company in such Public Offering. However, the Company will not be required to sell any Common Shares for such purpose if (i) such use of proceeds from the sale of the Common Shares would have a negative impact on the Company’s then current credit ratings or (ii) the price per share of any of the Common Shares would be less than 75% of the then existing Market Price per share of the Common Shares.

Registration Rights

PXRE Group has agreed to afford the purchasers of the Perpetual Preferred Shares certain registration rights under a registration rights agreement, dated October 5, 2005, the form of which is incorporated by reference herein as Appendix IV. This summary of the registration rights agreement does not purport to be complete and Shareholders are urged to read the registration rights agreement in its entirety. PXRE Group has agreed that the holders of the Common Shares or Convertible Common Shares issuable upon the exchange of the Perpetual Preferred Shares will have certain rights to demand that PXRE Group file a shelf registration statement on Form S-3, and use its reasonable best efforts to cause such shelf registration statement to be declared effective under the Securities Act of 1933; provided that each underwritten offering of shares under such a registration shall be for not less than $50 million. PXRE Group also granted the purchasers of Perpetual Preferred Shares certain additional registration rights, including piggyback rights. Subject to the transfer restrictions on the Perpetual Preferred Shares, rights under the registration rights agreement are transferable with the Perpetual Preferred Shares.

Common Shares

General

As of October 14, 2005 there were issued and outstanding:

•	31,207,417 Common Shares;

•	7,037,166 Convertible Common Shares convertible into 7,037,166 Common Shares; and

•
5,813 Convertible Voting Preferred Shares convertible into 4,510,140 Convertible Common Shares, which are convertible into 4,510,140 Common Shares, based on the adjusted conversion price of $12.89, which reflects an anti-dilution adjustment for the issuance of Common Shares on October 7, 2005 to the adjusted conversion price of $13.26 as of June 30, 2005.

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Our outstanding Convertible Voting Preferred Shares are convertible into Convertible Common Shares and the Convertible Common Shares are automatically convertible upon sale into Common Shares under the terms of the Outstanding Convertible Voting Preferred Shares Description of Stock incorporated by reference in this proxy statement as Appendix VI. In addition, we may offer and sell, Convertible Common Shares automatically convertible upon sale into Common Shares. All of the outstanding Common Shares are fully paid and nonassessable and the Common Shares when issued upon conversion of the Preferred Shares and the Convertible Common Shares, or on the automatic conversion of Convertible Common Shares sold directly by us, will be fully paid and nonassessable. Our Common Shares are traded on the New York Stock Exchange under the symbol “PXT.”

Our board of directors may issue, grant options exercisable for or otherwise dispose of our authorized Common Shares to any persons and on any terms they deem appropriate, provided the issuance does not violate Bermuda law or our Bye-Laws and we obtain Bermuda Monetary Authority approval in applicable circumstances.

The Common Shares will be, when issued against payment therefor, fully paid and nonassessable. Holders of our Common Shares have no preemptive, redemption, conversion or sinking fund rights. The rights of holders of Common Shares will be subject to, and may be adversely affected by, the rights of holders of any Preferred Shares that have been issued and may be issued in the future and any Convertible Common Shares that have been issued and may be issued in the future. See the Outstanding Convertible Voting Preferred Shares Description of Stock incorporated by reference in this proxy statement as Appendix VI and “Proposal 4—Approval of Division of Common Shares into Three Classes—Description of the Convertible Common Shares” for a description of those Preferred Shares and Convertible Common Shares, respectively. The board of directors of PXRE may issue additional Preferred Shares to obtain additional financing, in connection with acquisitions, to officers, directors and employees of PXRE and its subsidiaries pursuant to benefit plans or otherwise and for other proper corporate purposes.

Liquidation Rights

In the event of our liquidation, dissolution or winding-up, the holders of Common Shares are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any outstanding Convertible Voting Preferred Shares. Additional authorized but unissued Common Shares may be issued by our board of directors without the approval of the shareholders.

Because we are a holding company, our rights, and the rights of holders of our securities, including the holders of Common Shares, to participate in the distribution of assets of any of our subsidiaries upon that subsidiary’s liquidation or recapitalization will be subject to the prior claims of that subsidiary’s creditors and Preferred Shareholders, except to the extent we may be a creditor with recognized claims against the subsidiary or a holder of Preferred Shares, as the case may be, of the subsidiary.

Voting Rights and Shareholder Meetings

Each Common Share has one vote, except that if, and so long as, the shares controlled (as described below) by any person constitute more than 9.9% of the voting power of our outstanding shares, including Common Shares, the voting rights with respect to the “controlled shares” owned by that person will be limited, in the aggregate, to a voting power of 9.9%. Our board of directors may in its discretion waive the 9.9% limitation on a case by case basis. Our board of directors has waived the 9.9% limitation with respect to Capital Z, and certain of their affiliates.

Under our Bye-Laws, “controlled shares” include, among other things, (i) all shares of PXRE that a person owns within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended, which we call the “Code,” or is considered as owning by applying the rules of Section 958(b) of the Code, (ii) all shares of PXRE that a person owns by applying the rules of Sections 544 or 554 of the Code, and (iii) all shares of PXRE that a person owns directly, indirectly or beneficially as a result of the possession of sole or shared voting power within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder. These voting reallocation provisions could make it difficult or impossible for any person or group of persons acting in concert to acquire control of us without agreement by our board of directors.

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Our Bye-Laws provide that the quorum required for a general meeting of shareholders is a majority of the outstanding shares entitled to vote at the meeting present in person or by proxy. In general, matters are determined by a simple majority of votes cast by our Common Shareholders, except as otherwise required by law and our Bye-Laws.

Under our Bye-Laws, the vote of 66 2/3% of the outstanding shares entitled to vote and the approval of a majority of the board is required to amend our Bye-Laws regarding the appointment and removal of directors, remuneration, powers and duties of the board, indemnification of directors and officers, director’s interests and the procedures for amending Bye-Laws. Any share entitled to vote may be voted by written proxy and proxies may be valid for all general meetings. There are no limitations under Bermuda law on the voting rights of non-resident or foreign shareholders.

Under Bermuda law, a company is required to convene at least one general shareholders’ meeting per calendar year. Under Bermuda law and our Bye-Laws, general meetings of shareholders may either be annual or special. Under Bermuda law, special general meetings must be called upon the request of shareholders holding not less than 10% of the paid up share capital of the company carrying the right to vote at general meetings. Directors may also convene special general meetings as they deem necessary.

Bermuda law requires that shareholders be given at least five days’ advance notice of a general meeting, although the accidental omission of notice to any person does not invalidate the proceedings at a meeting. Under our Bye-Laws, notice of annual general meetings and special general meetings must be made in writing at least 21 days before the meeting.

Election or Removal of Directors

Under Bermuda law and our Bye-Laws, directors are elected at the annual general meeting to serve until their successors are elected or appointed, unless they are earlier removed or resign.

The election of our Class I, II and III directors is determined by a simple majority of votes cast by our Common Shareholders, except as otherwise required by law. Our shareholders do not have cumulative voting rights. Accordingly, holders of a majority of the Common Shares entitled to vote in any election of directors may elect all Class I, II and III directors. Our Class IV directors are designated and elected solely by holders of our Preferred Shares and Convertible Common Shares.

Under Bermuda law and our Bye-Laws, a director may be removed at a special general meeting of shareholders specifically called for that purpose, provided that the director was served with at least 14 days’ notice. The director has a right to be heard at the meeting. Any vacancy created by the removal of a director at a special general meeting may be filled at that meeting by the election of another director in his or her place or, in the absence of any election, by the board of directors.

Duties of Directors and Officers

Under the Companies Act 1981 of Bermuda, the duties of directors and officers are to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Every director and officer of a Bermuda company is also required to comply with the provisions of the Companies Act 1981 of Bermuda, all related regulations and the relevant company’s bye-laws. In addition, the directors are subject to common law fiduciary duties. These duties include the duty to act bona fide in the best interests of the company, and not for any collateral purpose.

Under Bermuda law, the directors’ duties are owed to the company itself, not to its shareholders or members, creditors, or any class of either shareholders, members or creditors. In discharging his or her duties, a director is required to exercise the care and skill which may be reasonably expected of a person with the director’s skills and experience.

Bermuda law renders void any provision in the bye-laws or in any contract between a company and any director exempting him or her from or indemnifying him or her against any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company. In addition, the Companies Act 1981

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provides that where a director, officer or auditor of a company is found liable to any person for damages arising out of the performance of any function of his or her duties, he will only be held jointly and severally liable if it is proved that he or she knowingly engaged in fraud or dishonesty. In any other case, the court will determine the percentage of responsibility of all parties it determines have contributed to the loss or liability of the plaintiff, and the liability of any one director, officer or auditor shall be equal to the total loss suffered by the plaintiff multiplied by the director’s, officer’s or auditor’s percentage of responsibility as determined by the court.

Our board of directors is currently divided into four classes and comprised of 11 directors. The specific number of directors constituting the board of directors is determined from time to time by resolution of our shareholders at a general meeting. The directors of the class elected at each annual general meeting hold office for a term of three years, with the term of each class expiring at successive annual general meetings of shareholders. A total of four Class IV directors are elected solely by the holders of our Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares in accordance with our Bye-Laws and the terms of the Outstanding Convertible Voting Preferred Description of Stock.

Dividends

The holders of Common Shares will receive such dividends, if any, as may be declared by our board of directors out of funds legally available for that purpose. Under Bermuda law, we may not declare or pay a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that (i) we are, or after the payment would be, unable to pay our liabilities as they fall due, or (ii) the realizable value of our assets after the payment or distribution would be less than the aggregate amount of our liabilities and our issued share capital and share premium accounts. All dividends unclaimed for a period of six years after having been declared will be forfeited and revert to us. Except as noted in this paragraph, there are no limitations under Bermuda law on the rights of non-resident or foreign shareholders to receive dividends.

Under the terms of the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, so long as the Preferred Shareholders maintain certain ownership thresholds during certain time periods, we may not increase dividends paid upon our Common Shares above a permitted amount or make distributions upon our Common Shares above a permitted amount without approval of certain of our shareholders.

As of October 14, 2005 our subsidiaries have issued approximately $167.1 million of subordinated debt securities. Of this amount, approximately $5.2 million have been purchased by certain subsidiaries of ours for investment purposes. From time to time, our affiliates may issue, in private placements, additional subordinated debt securities. In connection with the issuance of subordinated debt securities, we have agreed, among other things, that if full distributions on the subordinated debt securities have not been paid or set apart for payment or we are in default of its related guarantee obligations, PXRE, with certain exceptions, will not declare or pay dividends, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to any of its share capital, including the Common Shares.

Changes in Capital

We may from time to time by shareholder resolution passed by a simple majority of our Common Shares, Convertible Common Shares (on a fully converted basis) and Preferred Shares (on a fully converted basis):

•	increase our share capital to be divided into shares in the amount that the resolution prescribes;

•	divide our shares into several classes with different rights;

•	consolidate and divide any or all of our share capital into shares of a larger amount than our existing shares;

•
sub-divide any of our shares into shares of a smaller amount than that fixed by our memorandum of association, as long as the proportion between the amount paid and the amount, if any, unpaid on each reduced share be the same as on the share from which the reduced share is derived;

•
cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person, and diminish the amount of our share capital by the amount of the cancelled shares;

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•	change the currency denomination of our share capital; and

•	authorize the reduction of issued share capital or any share premium.

Transfer of Shares

Transfer of shares must be in writing. The instrument of transfer of a share may be in any form which our board of directors approves.

Modification of Rights

Our Bye-Laws provide that, subject to Bermuda law and the limitation on controlled shares, the rights attached to any class of Common Shares may be modified by a resolution passed at a separate general meeting of the holders representing at least 66 2/3% of the votes cast of that class. For purposes of this meeting, one or more shareholders present in person or by proxy representing at least a majority of the issued and outstanding shares of that class and entitled to vote will be a quorum.

Borrowing Power

Neither Bermuda law nor our Memorandum of Association nor our Bye-Laws restrict in any way our power to borrow and raise funds. The decision to borrow funds is passed by or under direction of our board of directors, with no shareholders’ resolution being required.

ANTI-TAKEOVER EFFECTS

The increase in the number of authorized shares and the subsequent issuance of Common Shares in exchange for the Perpetual Preferred Shares under Proposal 2 could have the effect of delaying or preventing a change of control of PXRE Group without further action by the shareholders. Authorized and unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of PXRE Group more difficult, and therefore less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of PXRE Group by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover scenario.

In addition, the increased shares authorized by the proposed amendments could permit the Board of Directors to issue shares to persons supportive of management’s position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some stockholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination in accordance with the Bye-Laws.

If Proposal 1 is approved and the Perpetual Preferred Shares are exchanged for Common Shares, there will be additional Common Shares issued to current holders of our Convertible Voting Preferred Shares and Convertible Common Shares as a result of both the mandatory exchange and the adjustments resulting from the anti-dilution provisions of the outstanding Convertible Voting Preferred Shares triggered by the exchange. For important information regarding the terms of the Perpetual Preferred Shares and the Convertible Voting Preferred Shares, you should read the Perpetual Preferred Share Description of Stock and the Outstanding Convertible Voting Preferred Description of Stock, which are incorporated by reference in this proxy statement as Appendix II and Appendix VI, respectively. Increased ownership of our Common Shares by our long-term investors could be viewed by persons seeking a proposed business combination as a disincentive.

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VOTE REQUIRED FOR APPROVAL OF PROPOSAL 2

Proposal 2 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously approved the proposed action and has determined that the proposed increase in authorized number of Common Shares and the subsequent issuance of such shares in exchange for the Perpetual Preferred Shares is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT.

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PROPOSAL 3:

APPROVAL OF AMENDMENTS TO THE BYE-LAWS AND
MEMORANDUM OF ASSOCIATION TO INCREASE
THE AUTHORIZED NUMBER OF PREFERRED SHARES

On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to amend PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares, par value $1.00 per share, from 10,000,000 to 30,000,000 shares.

The Board of Directors further directed that these amendments be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

If the shareholders approve the amendment, PXRE Group will amend Bye-Law 2 of the Bye-Laws to increase the number of Preferred Shares as described above. If adopted by the Shareholders, the increase will become effective from the date the shareholder resolution is adopted. The only changes in PXRE Group’s existing Bye-Laws would be those numeric changes required to reflect the increase and division of share capital as proposed in this proxy statement. The text of Bye-Law 2(1) of the Bye-Laws, as proposed to be amended, is set forth as Appendix I to this proxy statement.

The primary purpose of the increase in the number of authorized Preferred Shares is to provide additional authorized Preferred Shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

If Proposal 3 is approved, it is contemplated that the remaining authorized Preferred Shares may be issued by PXRE Group in one or more offerings. As of the date of this proxy statement, however, PXRE Group has no current intention to issue additional Preferred Shares, Convertible Common Shares or Common Shares in an offering if the proposed increases in authorized share capital are approved. Although it may offer such shares in the future, no determination as to the size of any such offering or use of proceeds has been made at this time. The terms of any such Preferred Shares, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board of Directors at such time as the Board of Directors authorizes their issuance. Subject to the terms of the Outstanding Convertible Voting Description of Stock, once Proposal 3 is approved, no further authorization by the Common Shareholders is expected to be required prior to an offering of authorized Preferred Shares.

For a discussion of possible anti-takeover effects associated with an increase in authorized share capital, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Anti-Takeover Effects.”

In the event that Proposal 1 is not approved, the amendments to the Bye-Laws to increase authorized share capital will reflect an increase of $60,000,000 million to $80,000,000 million instead of an increase of $360,000,000 to $380,000,000.

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 3

Proposal 3 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously approved the proposed amendment and has determined that the proposed increase in authorized share capital is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT.

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PROPOSAL 4:

APPROVAL OF DIVISION OF AUTHORIZED COMMON SHARES
INTO THREE CLASSES

On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to effect the division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Convertible Common Shares: 10,000,000 additional Class A Convertible Common Shares, 10,000,000 additional Class B Convertible Common Shares, and 10,000,000 additional Class C Convertible Common Shares, such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis.

The Board of Directors further directed that this action be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

The primary purpose of Proposal 4 is to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., and A.M. Best Company, an independent insurance industry rating organization. The primary purpose of the authorization of the division of Common Shares into classes of Convertible Common Shares under Proposal 4 in excess of those issued in connection with the exchange of Perpetual Preferred Shares under Proposal 2 is to provide additional authorized shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

Approval of Proposal 4 is essential to the completion of PXRE Group’s capital raising program. A.M. Best and Standard & Poor’s have made clear to us that in the absence of additional capital PXRE Group can expect a downgrade in our ratings. Standard & Poor’s and A.M. Best have stated that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares. Therefore, if Proposal 4 is not approved, PXRE Group expects that a downgrade will occur in its ratings.

Proposal 4 is conditioned on the approval of Proposal 1. The approval of Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 4. If any of Proposal 1, Proposal 2 or Proposal 4 is not approved, the mandatory exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) will not be completed. For a discussion of the consequences of the mandatory exchange and, alternately, the failure to complete the mandatory exchange, see “Proposal 1—Approval of Amendments to the Bye-Laws to Increase the Authorized Number of Common Shares.”

If Proposal 4 is approved, it is contemplated that the remaining authorized Convertible Common Shares may be issued by PXRE Group in connection with one or more offerings. As of the date of this proxy statement, however, PXRE Group has no current intention to issue additional Preferred Shares, Convertible Common Shares or Common Shares in an offering if the proposed increases in authorized share capital are approved. Although it may offer such shares in the future, no determination as to the size of any such offering or use of proceeds has been made at this time. Subject to the terms of the Outstanding Convertible Voting Description of Stock, once Proposal 4 is approved, no further authorization by the holders of Common Shares is expected to be required prior to an issuance of authorized Convertible Common Shares.

DESCRIPTION OF THE CONVERTIBLE COMMON SHARES

The following is a summary of the material terms and provisions of the rights, preferences and privileges of the Convertible Common Shares as contained in the Outstanding Convertible Voting Description of Stock, the form of which is attached hereto as Appendix VI. However, this summary of the Convertible Common Shares

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does not purport to be complete and shareholders are urged to read the Outstanding Convertible Voting Description of Stock in its entirety.

General

As of October 14, 2005 there were 7,037,166 Convertible Common Shares outstanding.

Except as otherwise provided, each class of Convertible Common Shares (which includes the Class A Common Shares, Class B Common Shares and Class C Common Shares) has, and any class of Convertible Common Shares offered and sold directly by us will have, the same voting rights as Common Shares. Each class of Convertible Common Shares has the same rights, preferences and privileges as each other class of Convertible Common Shares, except as described in the outstanding description of preferred stock which has been filed with the SEC. The Convertible Common Shares that are currently outstanding or that are issuable by us, automatically convert into Common Shares on a one-for-one basis upon a transfer of record ownership to any person other than the original purchasers, or any of their respective affiliates or limited partners (including, without limitation, in connection with a public offering of the shares), or a person approved by our board of directors in its sole discretion. Convertible Common Shares may be converted at the option of the holder into Common Shares on a one-for-one basis at any time that the holder would be entitled to vote Preferred Shares generally in the election of directors in accordance with the Outstanding Convertible Voting Preferred Description of Stock. Our Class IV directors are designated solely by holders of our Convertible Common Shares and Preferred Shares. The holders of Convertible Common Shares do not vote for any other directors. Any shares of Convertible Common Shares issued and sold directly by us, and not as a result of the conversion of outstanding Convertible Voting Preferred Shares, will automatically convert into Common Shares on a one-for-one basis upon sale to investors.

For a discussion of possible anti-takeover effects of the increase in authorized share capital, see “Proposal 2—Approval of the Exchange of Perpetual Preferred Shares into Common Shares—Anti-Takeover Effects.”

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 4

Proposal 4 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

In addition, under Sections 3(c)(i), 3(d)(i) and 3(e)(i) of the Outstanding Convertible Voting Preferred Description of Stock, when PXRE Group authorizes any capital shares ranking pari passu with, or senior to, the outstanding Convertible Voting Preferred Shares or which in any manner adversely affects the holders of the outstanding Convertible Voting Preferred Shares or the Class A Convertible Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, any such action requires the consent of holders of more than 50% of each affected series of outstanding Convertible Voting Preferred Shares, voting separately as a single class. Because Proposal 4 will increase the authorized number of Class A Convertible Common Shares, Class B Convertible Common Shares and Class C Convertible Common Shares, the consent of the Series A Convertible Voting Preferred Shares, voting together as a single class, the Series B Convertible Voting Preferred Shares, voting together as a single class, and the Series C Convertible Voting Preferred Shares, voting together as a single class is required. All such separate required consents have been obtained and are attached to this proxy statement as Appendix VII.

Proposal 4 is conditioned on the approval of Proposal 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously approved the proposed amendment and has determined that the proposed division of authorized share capital is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Shareholders

The following table indicates those persons known to us (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), who own beneficially more than 5% of the Common Shares, Convertible Common Shares or Preferred Shares outstanding, as applicable, as of October 14, 2005 (including holders of Perpetual Preferred Shares that, upon exchange, will own beneficially more than 5% of the Common Shares outstanding after such exchange):

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding	Percent of Voting Rights on Proposals (1)		Percent of Voting Rights After Completion of Perpetual Preferred Share Exchange

Common Shares	Royce & Associates, LLC and Affiliates	1,649,039 shares(2)	5.3%	3.9%		2.1%
	1414 Avenue of the Americas New York, NY 10019

Class A Convertible	Capital Z Partners, Ltd. & Affiliates	4,405,238 shares(3)	100%	10.3%		5.7%
Common Shares	54 Thompson Street New York, NY 10012

Class B Convertible Common Shares	Reservoir Capital Management L.L.C. Affiliates	1,580,839 shares(4)	100%	3.7%		2.0%
	650 Madison Avenue, 26th Floor New York, NY 10022

Class C Convertible	RER Reinsurance Holdings, L.P.	1,009,046 shares(5)	96%	2.4%		1.3%
Common Shares	777 Main Street Suite 2250 Fort Worth, TX 76102

Series A Preferred	Capital Z Partners, Ltd. & Affiliates	3,168.532 shares(3)	100%	5.7	%(6)	3.5%
Shares	54 Thompson Street New York, NY 10012

Series B Preferred Shares	Reservoir Capital Management L.L.C. Affiliates	1,588.49 shares(4)	100%	2.9	%(6)	2.0%
	650 Madison Avenue, 26th Floor New York, NY 10022

Series C Preferred	RER Reinsurance Holdings, L.P.	1,013.93 shares(5)	96%	1.8	%(6)	1.1%
Shares	777 Main Street Suite 2250 Fort Worth, TX 76102

Series D Perpetual	D.E. Shaw Investment Group, L.P.(8)
Preferred Shares (7)	D.E. Shaw & Co., L.P.	65,000 shares	17.33%	—		7.8%
	120 West 45th Street, 39th Floor New York, NY 10036

	SAB Capital Advisors, L.L.C.
	and Affiliates(9)	60,000 shares	16.00%	—		7.6%
	712 Fifth Avenue, 42nd Floor New York, NY 10019

	Eton Park Capital Management L.P.(10)	60,000 shares	16.00%	—		7.1%
	825 Third Avenue New York, NY 10022

	OZ Master Fund, Ltd.(11)	60,000 shares	16.00%	—		7.1%
	9 West 57th Street, 39th Floor New York, NY 10019

	Capital Z Partners, Ltd. & Affiliates(3)	20,000 shares	5.33%	—		2.4%
	54 Thompson Street New York, NY 10012

	Reservoir Capital Management
	L.L.C. & Affiliates(4)	20,000 shares	5.33%	—		2.4%
	650 Madison Avenue, 26th Floor New York, NY 10022

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(1)
Reflects the approximate percentage of voting rights of such shares on the matter being submitted to the Meeting. Applicable percentage of voting rights for each group of shares is based on 31,207,417 Common Shares outstanding as of October 14, 2005, plus 4,510,140 Common Shares issuable upon conversion of the Preferred Shares outstanding as of October 14, 2005, plus 7,037,166, Common Shares issuable upon conversion of the Convertible Common Shares outstanding as of October 14, 2005. Percentage does not reflect approximately 412,524 additional Common Shares that would be issuable to holders of outstanding Convertible Voting Preferred Shares as a result of anti-dilution adjustments if the proposed exchange of Perpetual Preferred Shares is completed assuming a fair market value per Common Share or $12.72. For a discussion of the effect of anti-dilution adjustments for the Convertible Preferred Shares, see “Proposal 1—Approval of Amendments to the Bye-Laws to Increase the Authorized Number of Common Shares.” The Convertible Common Shares and the Convertible Voting Preferred Shares vote on an as-converted basis with the Common Shares. The conversion ratio for the Convertible Common Shares is 1-to-1. The conversion ratio for the Convertible Voting Preferred Shares is based on the adjusted conversion price of $12.89, which reflects an anti-dilution adjustment for the issuance of Common Shares on October 7, 2005 to the adjusted conversion price of $13.26 as of June 30, 2005.

(2)
Applicable percentage ownership for the Common Shares is based on 31,207,417 Common Shares outstanding as of October 14, 2005. According to the Schedule 13G filed with the SEC on February 3, 2005 by Royce & Associates, LLC (“Royce”), Royce has the sole power to vote and dispose of these Common Shares. Royce is a registered investment adviser under the Investment Company Act of 1940 and provides information to the Commission regarding persons having voting and dispositive power over its investments, including shares of PXRE Group Ltd.

(3)
According to PXRE Group’s Share Register, Capital Z holds 3,168.532 Convertible Voting Preferred Shares, which includes 3,151.744 A2 Convertible Voting Preferred Shares owned by Capital Z Fund and 16.788 A2 Preferred Shares owned by Capital Z Private Fund. The 3,168.532 Preferred Shares held by Capital Z are convertible into 2,458,289 Common Shares. In addition, Capital Z Management, LLC holds 20,833 Common Shares, 12,500 of which are restricted Common Shares, and options exercisable within 60 days to purchase 8,333 Common Shares that were granted to it under our Director Stock Plan as the designee of Jonathan Kelly, Susan Cabrera and Bradley Cooper, members or past members of our Board of Directors. Capital Z also purchased 20,000 Perpetual Preferred Shares on October 7, 2005. Upon completion of the proposed mandatory exchange of Perpetual Preferred Shares, these shares would be exchanged for approximately 1,818,182 Common Shares. Assuming the proposed mandatory exchange of Perpetual Preferred Shares is completed, Capital Z would own approximately 8,927,391 shares, or approximately 11.6% of the total Common Shares on a fully converted and fully exchanged basis. According to information provided by Capital Z, we believe the following persons, each of whom are members of Capital Z’s Investment Committee, have shared voting and dispositive power over the shares owned by Capital Z, and thus may be deemed to beneficially own such shares: Bradley Cooper, Mark K. Gormley and Robert A. Spass. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to Capital Z (including, for such purpose, certain of their affiliates).

(4)
According to PXRE Group’s Share Register, Reservoir Capital Partners Master Fund, L.P. (“Reservoir Master Fund”) and Reservoir Capital Partners, L.P. (“Reservoir Partners” and, together with Reservoir Master Fund and their various affiliates, “Reservoir”) hold the 1,588.492 Convertible Voting Preferred Shares, which includes 1,359.749 B2 Convertible Voting Preferred Shares owned by Reservoir Partners and 228.743 B2 Convertible Voting Preferred Shares owned by Reservoir Master Fund. The 1,588.492 Preferred Shares held by Reservoir are convertible into 1,232,423 Common Shares. According to an Amended Schedule 13D filed on October 11, 2005 by Reservoir, Reservoir holds 150,350 Common Shares. In addition, Reservoir holds 12,500 Common Shares, of which 7,500 are restricted Common Shares, and options exercisable within 60 days to purchase 5,000 Common Shares that were granted to it under our Director Stock Plan as a designee of Craig Huff, a member of our Board of Directors. Reservoir also purchased 20,000 Perpetual Preferred Shares on October 7, 2005. Upon completion of the proposed mandatory exchange of Perpetual Preferred Shares, these shares would be exchanged for approximately

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1,818,182 Common Shares. Assuming the proposed mandatory exchange of Perpetual Preferred Shares is completed, Reservoir would own approximately 4,907,019 shares, or approximately 6.4% of the total Common Shares on a fully converted and fully exchanged basis. Based on the Amended Schedule 13D filed on October 11, 2005 by Reservoir, we believe that the following persons, as control persons or executive officers of Reservoir Capital Management L.L.C., the managing member of Reservoir Capital Group L.L.C., have shared voting and dispositive power over the shares owned by Reservoir, and thus may be deemed to beneficially own such shares: Daniel H. Stern, Chairman and Chief Executive Officer, Craig A. Huff, President, Harlan B. Korenvaes, Managing Director, Norman Katzwer, Chief Financial Officer and Treasurer, and Bruce Barnes, Chief Operating Officer.

(5)
According to PXRE Group’s Share Register, RER Reinsurance Holdings, L.P. (“RER”) holds the 1,013.930 Convertible Voting Preferred Shares, consisting of C2 Convertible Voting Preferred Shares owned by Richard E. Rainwater. The 1,013.930 Preferred Shares held by RER are convertible into 786,652 Common Shares. Based on the Amended Schedule 13D filed on April 8, 2005, we believe Richard Rainwater, as the sole general partner of RER, has the sole voting and dispositive power with respect to the 1,013.930 Convertible Voting Preferred Shares held by RER.

(6)
Percentage does not reflect that the authorization of additional Convertible Common Shares under Proposal 4 requires the consent of holders of more than 50% of each affected series of outstanding Convertible Voting Preferred Shares, voting separately. All such separate required consents have been obtained and are attached to this proxy statement as Appendix VII.

(7)
Perpetual Preferred Shares have no voting rights with respect to the matters before shareholders at the Meeting. The persons listed as owning Perpetual Preferred Shares include only those persons who, assuming completion of the proposed mandatory exchange, would currently hold 5% or more of PXRE Group’s Common Shares, on a fully converted and fully exchanged basis.

(8)
D.E. Shaw Investment Group, L.L.C. and D.E. Shaw Valence Portfolios, L.L.C. (collectively, “D.E. Shaw”) collectively purchased 65,000 Perpetual Preferred Shares on October 7, 2005. Upon completion of the proposed mandatory exchange of Perpetual Preferred Shares, these shares would be exchanged for approximately 5,909,091 Common Shares. In addition, according to the Schedule 13F filed with the SEC on August 15, 2005, D.E. Shaw owns approximately 88,600 Common Shares. Assuming the proposed mandatory exchange of Perpetual Preferred Shares is completed, D.E. Shaw would own approximately 5,997,691 shares, or approximately 7.8% of the total Common Shares on a fully converted and fully exchanged basis.

(9)
SAB Capital Partners, L.P., SAB Capital Partners II, L.P. and SAB Overseas Master Fund, L.P. (together with SAB Capital Management, “SAB Capital”) collectively purchased 60,000 Perpetual Preferred Shares on October 7, 2005. Upon completion of the proposed mandatory exchange of Perpetual Preferred Shares, these shares would be exchanged for approximately 5,454,545 Common Shares. In addition, according to information provided by SAB Capital, SAB Capital purchased 400,000 Common Shares in PXRE Group’s public offering of Common Shares completed on October 7, 2005. Assuming the proposed mandatory exchange of Perpetual Preferred Shares is completed, SAB Capital would own approximately 5,854,545 shares, or approximately 7.6% of the total Common Shares on a fully converted and fully exchanged basis.

(10)
Eton Park Fund, L.P. and Eton Park Master Fund, Limited (together with Eton Park Capital Management, L.P., “Eton Park”) collectively purchased 60,000 Perpetual Preferred Shares on October 7, 2005. Upon completion of the proposed mandatory exchange of Perpetual Preferred Shares, these shares would be exchanged for approximately 5,454,545 Common Shares. Assuming the proposed mandatory exchange of Perpetual Preferred Shares is completed, Eton Park would own approximately 5,454,545 shares, or approximately 7.1% of the total Common Shares on a fully converted and fully exchanged basis.

(11)
OZ Master Fund. Ltd. (together with OZ Management, L.L.C., “OZ Investments”) collectively purchased 60,000 Perpetual Preferred Shares on October 7, 2005. Upon completion of the proposed mandatory exchange of Perpetual Preferred Shares, these shares would be exchanged for approximately 5,454,545 Common Shares. Assuming the proposed mandatory exchange of Perpetual Preferred Shares is completed, OZ Investments would own approximately 5,454,545 shares, or approximately 7.1% of the total Common Shares on a fully converted and fully exchanged basis.

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Stock Ownership of Management

The following table sets forth the beneficial ownership of Common Shares of PXRE Group as of October 14, 2005, by (i) each director, (ii) the Chief Executive Officer and each of the other four most highly compensated executive officers during the fiscal year ending December 31, 2004, and (iii) all directors and executive officers as a group.

Name or Number of Persons in Group	Number of Common Shares Beneficially Owned		Percent of Class Outstanding	Percent of Voting Rights on Proposal

Gerald L. Radke	65,580		*	*
F. Sedgwick Browne	57,824	(1)(2)	*	*
Susan Cabrera	14,333	(1)(2)	*	*
Bradley E. Cooper	6,000	(2)	*	*
Robert W. Fiondella	67,648	(2)	*	*
Franklin D. Haftl	40,553	(1)(2)	*	*
Craig A. Huff	166,451	(3)	*	*
Mural R. Josephson	6,666		*	*
Jonathan Kelly	0	(1)(2)	*	*
Wendy Luscombe	33,233	(1)(2)	*	*
Philip R. McLoughlin	47,481	(2)	*	*
Robert Stavis	21,722	(1)(4)	*	*
Jeffrey L. Radke	285,846	(5)	*	*
Bruce J. Byrnes	67,514	(5)	*	*
John Daly	64,256	(5)	*	*
Guy D. Hengesbaugh	79,486	(5)	*	*
John M. Modin	79,703	(5)	*	*
All directors and executive officers as a group (17 persons)	1,104,296		3.5%	2.6%

*	Less than 1%.
(1)
The number of Common Shares set forth opposite the names of Mr. Browne, Ms. Cabrera, Mr. Cooper, Mr. Haftl, Mr. Huff, Ms. Luscombe and Mr. Stavis does not include the 2,000 shares granted to each such director under the PXRE Director Equity and Deferred Compensation Plan, as to which shares such directors held neither voting nor investment power as of the Record Date. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to shareholders in respect of the Common Shares, we make dividend equivalent payments, in cash, in respect of each Common Share granted, but not yet delivered, under such plan. Ms. Cabrera and Mr. Haftl are no longer members of the Board of Directors.

(2)
Includes, with respect to each of the following individuals, options exercisable within 60 days to purchase the indicated number of Common Shares: Mr. Browne, 34,181 shares; Ms. Cabrera, 10,000 shares; Mr. Cooper, 5,000 shares; Mr. Fiondella, 54,148 shares; Mr. Haftl, 28,917 shares; Mr. Josephson, 1,666 shares; Jonathan Kelly, 0 shares; Ms. Luscombe, 21,583 shares; Mr. McLoughlin, 35,814 shares; and Mr. G. Radke, 52,241 Common Shares. Also includes for Mr. Browne, 3,028 Common Shares owned by his wife, as to which Mr. Browne disclaims beneficial ownership. Capital Z has reported shared dispositive and voting power with respect to the Common Shares, Common Convertible Shares and Preferred Shares held by Capital Z as described in Note 3 to the 5% or Greater Beneficial Ownership table above. Mr. Cooper may be deemed to beneficially own such shares by virtue of his position as member of the Investment Committee of Capital Z. Mr. Cooper disclaims beneficial ownership as to all of such shares.

(3)
Mr. Huff is President of Reservoir Capital Management L.L.C. (“Reservoir Management”). According to a Schedule 13D filed with the SEC, Reservoir Management reports shared dispositive and voting power with respect to the 158,682 Common Shares and 3,612 Preferred Shares held by Reservoir Partners and Reservoir Master Fund. See Note 4 to the 5% or Greater Beneficial Ownership table above. Mr. Huff may be deemed to beneficially own such Common Shares and Preferred Shares by virtue of his position as President of Reservoir Management. Mr. Huff disclaims beneficial ownership as to all of the Reservoir shares. Also

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includes 1,000 Restricted Shares and options exercisable within 60 days granted to Mr. Huff to purchase 8,436 Common Shares.
(4)
Includes 8,500 Restricted Shares and options exercisable within 60 days to purchase 13,222 Common Shares. Mr. Stavis also holds 42.246 C2 Convertible Preferred Shares and 42,043 Convertible Common Shares, which are ultimately convertible into 96,318 Common Shares.

(5)
Includes, with respect to each of the following individuals, options exercisable within 60 days to purchase the indicated number of Common Shares: Mr. J. Radke, 222,949 shares; Mr. Byrnes, 11,754 shares; Mr. Daly, 25,000 shares; Mr. Hengesbaugh 31,216 shares; and Mr. Modin 22,285 shares.

(6)	Includes options exercisable within 60 days to purchase 578,412 Common Shares.

DEADLINES FOR SHAREHOLDER PROPOSALS

If a shareholder desires to present a proposal for inclusion in next year’s proxy statement, such shareholder must submit such proposal in writing to us for receipt not later than December 1, 2005. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our 2005 proxy materials.

For any proposal that is not intended for inclusion in the 2006 proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual general meeting, SEC rules permit the proxy holders to vote proxies in their discretion if PXRE Group does not receive notice of the proposal prior to the close of business on November 15, 2005. Notices of intention to present proposals at the 2006 annual general meeting should be addressed to the PXRE Group’s Secretary, PXRE Group Ltd., P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: Secretary. Shareholders who wish to submit a proposal for consideration at our 2006 annual general meeting of shareholders, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than March 1, 2006 and otherwise comply with the notice provisions of the Bye-Laws. If a shareholder fails to provide such 45-day notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the 2006 annual general meeting. In either case, proposals should be delivered to PXRE Group Ltd., P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: Secretary.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, the SEC maintains a website that contains reports, proxy statements and other information that we electronically file. The address of the SEC’s website is http://www.sec.gov.

This proxy statement has been filed with the SEC. This proxy statement omits some information contained in other documents filed in accordance with SEC rules and regulations. You should review the information and exhibits in these documents for further information on us, our consolidated subsidiaries, and our securities. Statements in this proxy statement concerning any document we filed with the SEC are summaries and do not contain all the information that may be important to you. You should review the complete documents to evaluate these statements.

Our common shares, par value $1.00 per share, are listed on the New York Stock Exchange under the symbol “PXT.” You may inspect reports, proxy statements and other information concerning us and our consolidated subsidiaries at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

The SEC allows us to incorporate by reference much of the information we file with it, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this proxy statement is considered to be part of this proxy statement. Because we are incorporating by reference future filings with the SEC, this proxy statement is continually updated and those future filings may modify or supersede some of the information included or incorporated by reference in this proxy statement. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this proxy statement or in any document previously incorporated by reference have been modified or superseded. This proxy statement incorporates by reference the documents listed below and any future filings we make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information in the documents that is deemed not to be filed) after the date of this proxy statement:

(a)	Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (SEC file number 1-15259);

(b)	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005;

(c)
Current Reports on Form 8-K filed on February 2, 2005, February 4, 2005 (only as it relates to Item 3.03), March 1, 2005, March 2, 2005 (only as it relates to Item 5.02), March 31, 2005, April 27, 2005, April 29, 2005 (only as it relates to Item 8.01), May 18, 2005 (only as it relates to Item 8.01), June 20, 2005, June 23, 2005, August 3, 2005, August 29, 2005 (only as it relates to Item 9.01), October 3, 2005 (date of report, September 29, 2005), October 3, 2005 (date of report, October 3, 2005) (with respect to Item 8.01), and October 7, 2005; and

(d)
The description of the common shares contained in our registration statement on Form 8-A filed on August 23, 1999 pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating the description.

We are not, however, incorporating by reference any documents or portions thereof that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K. You can request a copy of these documents, excluding exhibits, at no cost, by writing or telephoning us at the following address:

PXRE House
110 Pitts Bay Road
Pembroke HM 08
Bermuda
Attention: Treasurer
(441) 296-5858

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OTHER MATTERS

At the date of this proxy statement, management has no knowledge of any matters other than those set forth in this proxy statement which will be presented at the Meeting. However, if any other matters should properly come before the Meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP, independent registered public accounting firm, has audited our financial statements since June 2001. The Company has selected KPMG LLP as its independent accountant for the fiscal year ended December 31, 2005. A representative of KPMG LLP is expected to attend the Meeting, and will have an opportunity to make a statement if he or she so desires and to respond to questions.

Householding

The SEC has adopted rules that allow companies to send a single copy of annual reports, proxy statements, prospectuses and other disclosure documents to two or more shareholders sharing the same address, subject to certain conditions. These “householding” rules are intended to provide greater convenience for shareholders, as well as cost savings for companies by reducing the number of duplicate documents that shareholders receive. If your shares are held by an intermediary broker, dealer or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank which holds shares for your account, you may contact your broker or PXRE Group at:

Investor Relations or Treasurer
PXRE Group Ltd.
110 Pitts Bay Road,
Pembroke HM 08, Bermuda
Telephone: 441-296-5858

MISCELLANEOUS

American Stock Transfer & Trust Company serves as transfer agent, registrar and dividend paying agent for PXRE Group’s shares. Correspondence relating to any stock accounts, dividends or transfers of share certificates should be addressed to:

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Telephone: (718) 921-8275
Facsimile: (718) 921-8331

By Order of the Board of Directors

DAVID J. DOYLE
Secretary

Pembroke, Bermuda

October     , 2005

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Appendix I

BYE-LAWS
OF
PXRE GROUP LTD.

PROPOSED AMENDMENTS
to Bye-Law 2(1)
Subject to Shareholder Approval
at the Special General Meeting of Shareholders
to be held on November 18, 2005.

SHARES AND SHARE CAPITAL

2. (1) The authorized share capital of the Company is $380,000,000 divided into the following classes of shares:

(i) 350,000,000 Common Shares, par value $1.00 per share (“Common Shares”), which number of Common Shares is inclusive of 30,000,000 Convertible Common Shares, par value $1.00 per share; and

(ii) 30,000,000 Preferred Shares, par value $1.00 per share (“Preferred Shares”).

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PXRE GROUP LTD.
110 Pitts Bay Road
Pembroke HM 08, Bermuda

I, David J. Doyle, Secretary of PXRE GROUP LTD., DO HEREBY CERTIFY that the following is a true copy of resolutions adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on October 2, 2005 and that such resolutions are still in full force and effect as at the date hereof:

“that it is advisable and in the best interests of the shareholders to amend, and we do hereby approve the amendment of, PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares, par value $1.00 per share, from 50,000,000 to 350,000,000 shares;

that it is advisable and in the best interests of the shareholders to approve, and we do hereby approve, the exchange of all Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”) issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares;

that it is advisable and in the best interests of the shareholders to amend, and we do hereby approve the amendment, of PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares, par value $1.00 per share, from 10,000,000 to 30,000,000 shares;

that it is advisable and in the best interests of the shareholders to approve, and we do hereby approve, the division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares, par value $1.00 per share (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares, par value $1.00 per share (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares, par value $1.00 per share (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;”

/s/ David J. Doyle
Secretary

Dated 7th October, 2005

I-1

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Appendix II

EXHIBIT B
DESCRIPTION OF DESIGNATIONS OF PREFERENCES AND RIGHTS
OF THE PERPETUAL PREFERRED SHARES

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DESCRIPTION OF STOCK:

SERIES D PERPETUAL NON-VOTING PREFERRED SHARES
($1.00 PAR VALUE PER SHARE)
of
PXRE GROUP LTD.

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DESCRIPTION OF STOCK

The relative rights, preferences and restrictions granted to or imposed upon the Series D Perpetual Non-Voting Preferred Shares, par value $1.00 per share, created by PXRE Group Ltd. and upon the holders thereof are set forth below.

1. General.

(a) Designation and Number.     The designation of Preferred Shares created by this resolution shall be the “Series D Perpetual Non-Voting Preferred Shares, $1.00 par value per share,” of the Company (hereinafter referred to as the “Series D Perpetual Preferred Shares”), and the number of Series D Perpetual Preferred Shares which the Company shall be authorized to issue shall be 375,000 shares.

(b) Priority.     The Series D Perpetual Preferred Shares shall rank senior to the Common Shares and all other capital shares of the Company (now or hereafter authorized or issued) other than the Senior Stock, in each case as to dividends and as to the surplus assets of the Company available for distribution upon liquidation, dissolution and winding-up as provided herein.

2. Certain Definitions.

(a) For purposes of this Description of Stock, the following terms shall have the meanings indicated (such definitions to be equally applicable to both singular and plural forms of the terms defined):

“Adjusted Net Income (Loss)” means, as of any Adjustment Date, the Net Income (or Net Loss) for the quarter ending on the Adjustment Date adjusted downwards by the sum of any Capital Distributions on the Common Shares and Perpetual Capital Distributions declared during the quarter ending on the Adjustment Date.

“Adjustment Date” means, commencing with December 31, 2005, the last day of each calendar quarter.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”) as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York or Bermuda are authorized or obligated by law or executive order to close.

“Class B Convertible Common Shares” means the Class B Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Class C Convertible Common Shares” means the Class C Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Closing” has the meaning ascribed to such term in the Purchase Agreement.

“Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

“Common Shares” means the Common Shares of the Company, par value $1.00, and shall also include any common shares of the Company hereafter issued and outstanding and any shares of the Company of any other class hereafter issued and outstanding that is not preferred as to dividends or distribution of assets in liquidation

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over any other class of shares of the Company and which has ordinary voting power for the election of directors of the Company.

“Company” means PXRE Group Ltd.

“Company Securities” has the meaning ascribed to such term in the Purchase Agreement.

“Date of Issuance” means the day upon which the Series D Perpetual Preferred Shares are issued by the Company and sold to the Purchasers pursuant to the Purchase Agreement.

“Description of Stock” means this Description of Stock, as amended, modified or supplemented from time to time.

“Dividend Allocation Ratio” means, as of any Adjustment Date (or as of the Date of Issuance, if applicable), the quotient of: (i) the Aggregate Liquidation Preference on such Adjustment Date (or the Date of Issuance, if applicable); divided by (ii) the difference of (a) Shareholders’ Equity on such Adjustment Date (or the Date of Issuance, if applicable) minus (b) the Aggregate Liquidation Preference of such Adjustment Date.

“Earnings Allocation Ratio” means, as of any Adjustment Date, the quotient of: (x) the Aggregate Liquidation Preference on the immediately preceding Adjustment Date; divided by (y) Shareholders’ Equity on the immediately preceding Adjustment Date.

“Exchange Conditions Precedent” means (i) the affirmative vote of the Company’s existing shareholders (a) authorizing an additional 300,000,000 Common Shares; and (b) approving the exchange of the Series D Perpetual Preferred Shares into Common Shares.

“Exchange Ratio” means, at any time of determination, the fraction of which the numerator is 1,000 and the denominator is 11; provided, however, such denominator shall be subject to adjustment for any stock split, issuance of stock dividends and other similar events in respect of the Common Shares (or in respect of the Class B Convertible Common Shares or Class C Convertible Common Shares to the extent applicable in applying the terms of the proviso set forth in the first sentence of Section 6(a) hereof) effected after September 29, 2005.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Indebtedness” means (a) all indebtedness of the Company and its subsidiaries, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by one or more other Persons and guaranteed, directly or indirectly, by the Company or any subsidiary thereof, (iii) for money borrowed by one or more other Persons for which the Company or any subsidiary thereof provides security, (iv) constituting purchase money indebtedness the payment of which the Company or any subsidiary thereof is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the consolidated books of the Company and its subsidiaries in accordance with GAAP or (vi) under any other arrangement under which obligations are recorded as indebtedness on the consolidated books of the Company and its subsidiaries in accordance with GAAP and (b) any and all modifications, refundings, deferrals, renewals or extensions of any such indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such indebtedness. Without limiting the generality of the foregoing, the term “Indebtedness” shall include the Trust Preferred and any comparable securities of the Company or any subsidiary thereof at any time outstanding; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries (as defined in the Purchase Agreement, but limited in this paragraph to direct and indirect wholly owned subsidiaries) or between any two or more such direct or indirect wholly owned Subsidiaries of the Company.

“Market Price” with respect to Common Shares, on any date, shall be deemed to be the reported closing price on the last trading day ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal United States securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. If the Common Shares are not then listed or admitted to trading on any national securities exchange or automated quotation

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system or if the closing price cannot be so determined, the Market Price shall be determined (x) by the written agreement of the Company and the respective holder and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Market Price, (A) by an independent appraiser of nationally recognized standing selected by the respective holder and the Company or (B) if the respective holder and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Market Price, each shall select an independent appraiser of nationally recognized standing and the two appraisers shall designate a third independent appraiser of nationally recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y).

“Net Income (Net Loss)” means the net income (loss) reported on the consolidated statements of income and comprehensive income of the Company (after Capital Distributions on the Senior Stock but before any Perpetual Capital Distributions or any PIK Dividends), prepared in accordance with GAAP, filed periodically with the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

“Person” or “person” means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability company, government, governmental body, agency, political subdivision or other entity.

“PIK Dividend Value” means an amount equal to the product of: (x) the number of Series D Perpetual Preferred Shares issued during the immediately preceding calendar quarter; and (y) the Series D Perpetual Preferred Liquidation Preference as of the immediately preceding Adjustment Date.

“Public Offering” means the offer for sale to the public in an underwritten offering of Common Shares pursuant to an effective registration statement filed under the Securities Act.

“Public Offering Price” means the price per share at which Common Shares were offered to the public and will be sold in the underwritten Public Offering that is expected to be completed not later than October 21, 2005.

“Purchase Agreement” means the Share Purchase Agreement dated as of September 29, 2005 by and among the Company and the Purchasers, as the same may be amended from time to time.

“Purchase Price” means an amount equal to the lower of (i) $1,000 per share and (ii) the product of the Exchange Ratio multiplied by the Public Offering Price.

“Purchasers” has the meaning ascribed to such term in the Purchase Agreement.

“Quarterly Allocation” means, as of any Adjustment Date, an amount equal to the product of: (x) the Adjusted Net Income (Loss) during the preceding calendar quarter; and (y) the Earnings Allocation Ratio.

“Senior Stock” means only the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

“Series A Preferred Shares” means the Series A Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series A1 Preferred Shares and A2 Preferred Shares.

“Series B Preferred Shares” means the Series B Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series B1 Preferred Shares and B2 Preferred Shares.

“Series C Preferred Shares” means the Series C Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series C1 Preferred Shares and C2 Preferred Shares.

“Shareholders’ Equity” means total shareholders’ equity reported on the consolidated balance sheets of the Company, prepared in accordance with GAAP, and filed periodically with the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

“Trust Preferred” shall mean, collectively, (A) (i) the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, (ii) the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; (B) (i) the Junior Subordinated Deferrable Interest Debentures due May 15, 2033 of PXRE Corporation, (ii) the 7.35%

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Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust II, (iii) the PXRE Corporation Guarantee with respect to such Capital Statutory Trust Pass-through Securities; (C) (i) the Junior Subordinated Deferrable Interest Debentures due May 23, 2033 of PXRE Corporation, (ii) the 9.75% Capital Trust Pass-through Securities of PXRE Capital Trust III, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; (D) (i) the Junior Subordinated Deferrable Interest Debentures due October 29, 2033 of PXRE Corporation, (ii) the 7.70% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust IV, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; and (E) (i) the Junior Subordinated Deferrable Interest Debentures due September 30, 2033 of PXRE Corporation, (ii) the 7.58% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust V, and (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities.

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(b) The following terms, when used in this Description of Stock, shall have the meanings provided for such terms in the sections set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

Term	Section(s)

Aggregate Liquidation Preference	5(a)(i)
Capital Distributions	4(a)
Companies Act	4(a)
Junior Stock	4(c)
Maximum Lawful Rate	4(c)
Perpetual Capital Distributions	4(a)
Series D Perpetual Preferred Liquidation Preference	5(a)(i)
Series D Perpetual Preferred Shares	1(a)(i)

(c) The words “hereof”, “herein” and “hereunder” and other words of similar import refer to this Description of Stock as a whole and not to any particular Section or other subdivision.

(d) All dollar amounts referenced herein shall be denominated in United States dollars.

3. Voting Rights.

(a) General Voting Rights.     Except as set forth in Section 3(b) below, the Series D Perpetual Preferred Shares shall have no right to vote on any matter submitted to shareholders at an Annual or Special General Meeting of the Company’s shareholders.

(b) Consent of Series D Perpetual Preferred Shares Required For Variation of Rights and Restrictions.     So long as any Series D Perpetual Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of greater than 50% of all of the Series D Perpetual Preferred Shares at the time issued and outstanding, voting as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series D Perpetual Preferred Shares (including without limitation, any shares of Series D Perpetual Preferred Shares (whether or not junior as to dividends or liquidation preference) having earlier mandatory redemption dates than the mandatory exchange date of the Series D Perpetual Preferred Shares) or which in any manner adversely affects the holders of the Series D Perpetual Preferred Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series D Perpetual Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series D Perpetual Preferred Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series D Perpetual Preferred Shares (including without limitation, any shares of Series D Perpetual Preferred Shares (whether or not junior as to dividends or liquidation

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preference) having earlier mandatory redemption dates than the mandatory exchange date of the Series D Perpetual Preferred Shares) or (B) which in any manner adversely affects the rights of the holders of the Series D Perpetual Preferred Shares or any powers, rights, privileges or preference appertaining to the Common Shares, which such holders would have after mandatory exchange of the Series D Perpetual Preferred Shares into Common Shares;

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws, if such amendment, alteration or repeal would have an adverse effect on the rights, preferences or privileges of the holders of the Series D Perpetual Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares which such holders would have after mandatory exchange of the Series D Perpetual Preferred Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations);

(v) any increase or decrease to the authorized number of Series D Perpetual Preferred Shares or issue additional Series D Perpetual Preferred Shares, except as required by the terms of this Description of Stock;

(vi) any amalgamation, merger or sale of the Company unless the aggregate purchase price paid to the Series D Perpetual Preferred Shareholders equals the greater of (A) the Aggregate Liquidation Preference and (B) the product of (x) the aggregate purchase price paid to the Common Shareholders and (y) the Dividend Allocation Ratio;

(vii) the sale or transfer of 25% or more of the Company’s Assets (other than the payment of reinsurance claims in the ordinary course of business);

(viii) in any acquisition by the Company involving aggregate consideration in excess of $100,000,000;

(ix) the voluntary delisting of the Common Shares or the Series D Perpetual Preferred Shares from the New York Stock Exchange or other nationally recognized securities exchange, as applicable;

(x) effect or attempt to effect a voluntary liquidation, dissolution or winding up of the Company; or

(xi) an expansion by the Company into lines of business other than continuing lines of business in which the Company is currently involved.

4. Dividend Rights.

(a) General.     For so long as the Series D Perpetual Preferred Shares remain outstanding, the Company may not make, declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment (collectively, “Capital Distributions”), with respect to the Common Shares of the Company, unless, subject to the Bermuda Companies Act of 1981 (“Companies Act”), the Company simultaneously declares and pays a cash dividend or distribution (the “Perpetual Capital Distributions”) on the Series D Perpetual Preferred Shares in an amount equal to such Capital Distribution multiplied by the Dividend Allocation Ratio as of the Adjustment Date immediately preceding the date of such Capital Distribution (or if an Adjustment Date shall have not occurred prior to the date of such Capital Distribution, then as of the Date of Issuance).

(b) PIK Dividends.     If the Exchange Conditions Precedent are not met by April 1, 2006, then, retroactively commencing on the Date of Issuance, additional dividends on the Series D Perpetual Preferred Shares shall begin to accrue at a rate of 15% per annum, increasing to a rate of 17% per annum on April 1, 2007 and further increasing to a rate of 19% per annum on April 1, 2008, which rate shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months. Such additional dividends shall be paid on a quarterly basis on each Adjustment Date in additional Series D Perpetual Preferred Shares having a liquidation preference per share equal to the Series D Perpetual Preferred Liquidation Preference as of the immediately preceding Adjustment Date (“PIK Dividends”); provided, however, that with respect to any retroactive payment of PIK Dividends made pursuant to this Section 4(b), such retroactive payment shall be made on June 30, 2006.

(c) Dividend Preference.     Any such dividend that is to be paid in PIK Dividends shall be payable by delivery to such holders, at their respective addresses as they appear in the stock register, of certificates representing the appropriate number of duly authorized, validly issued, fully paid and nonassessable shares of Series D Perpetual Preferred Shares to holders of Series D Perpetual Preferred Shares. Any such dividend that is

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to be paid in Perpetual Capital Distributions shall be payable by delivery of such amounts to such holders at their respective addresses as they appear in the stock register.

Notwithstanding anything to the contrary set forth in this Section 4, if at any time during which any Series D Perpetual Preferred Share remains outstanding the dividend rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the “Maximum Lawful Rate”), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the dividend rate in respect of Series D Perpetual Preferred Shares shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the dividend rate payable thereon is less than the Maximum Lawful Rate, dividends shall continue to accrue thereon at the Maximum Lawful Rate until such time as the total dividends earned are equal to the total dividends which would have been earned had the dividend rate on such Series D Perpetual Preferred Share been (but for the operation of this paragraph) the dividend rate payable since the Closing.

The rights of the Series D Perpetual Preferred Shares shall rank senior in all respects to the Common Shares and all other classes and series of capital shares of the Company, including without limitation other classes and series of preferred shares other than the Trust Preferred and Senior Stock (collectively, “Junior Stock”).

5. Liquidation Rights.

(a) Priority.     In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary:

(i) before any payment or distribution of the Assets of the Company (whether from paid in share capital, share premium or surplus) shall be made to or set apart for the holders of Junior Stock or any other shares of the Company other than the Trust Preferred and the Senior Stock, the holders of the shares of Series D Perpetual Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an initial amount equal to the Purchase Price (the “Series D Perpetual Preferred Liquidation Preference”). Commencing as of December 31, 2005 and on each Adjustment Date thereafter, the Series D Perpetual Preferred Liquidation Preference shall be adjusted upward or downwards by an amount equal to the quotient of: (v) the change in the Aggregate Liquidation Preference as of such Adjustment Date; divided by (w) the number of Series D Perpetual Preferred Shares outstanding. The “Aggregate Liquidation Preference” shall initially be an amount equal to the product of the Purchase Price multiplied by the number of Series D Perpetual Preferred Shares issued upon Closing. Commencing as of December 31, 2005 and on each Adjustment Date thereafter, the Aggregate Liquidation Preference shall be adjusted upward or downwards by an amount equal to the sum of: (x) the Quarterly Allocation, plus (y) the PIK Dividend Value; provided that; the Aggregate Liquidation Preference shall never be less than the product of the Purchase Price multiplied by the number of Series D Perpetual Preferred Shares issued upon Closing, plus the aggregate PIK Dividends less the aggregate Perpetual Capital Distributions. If the Assets distributable upon such liquidation, dissolution or winding-up of the Company shall be insufficient to permit payment to the respective holders of the shares of Series D Perpetual Preferred Shares of the full preferential amounts as set forth in this Section 5(a)(i), then such Assets shall be distributed ratably among the shares of Series D Perpetual Preferred Shares; and

(ii) any proceeds remaining after payment of the Series D Perpetual Preferred Liquidation Preference shall be distributed ratably among the Common Shares and other classes of shares of the Company in accordance with the relevant rights and restrictions thereof, if any.

(b) Notice of Liquidation.     Subject to any other requirement under law, written notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days prior to any payment date stated therein), to the holders of record of the Series D Perpetual Preferred Shares at their respective addresses as the same shall appear on the register of shareholders of the Company.

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6. Exchange.

The following provisions are subject to compliance with applicable law, and if the exercise of these rights would violate relevant law, such rights set out below will be suspended until such rights can be exercised in compliance with applicable law:

(a) General.     Each Series D Perpetual Preferred Share outstanding shall be mandatorily exchanged immediately upon satisfaction of the Exchange Conditions Precedent into the number of whole Common Shares (rounded upwards or downwards) equal to the Exchange Ratio, provided, however, that if (i) at the time of such exchange, either a record holder of Series D Perpetual Preferred Shares or an Affiliate thereof is also a record holder of Series B Preferred Shares or Class B Convertible Common Shares, then such holder’s Series D Perpetual Preferred Shares shall be mandatorily exchanged into the number of whole Class B Convertible Common Shares (rounded upwards or downwards) equal to the Exchange Ratio (instead of such number of Common Shares) and (ii) at the time of such exchange, either a record holder of Series D Perpetual Preferred Shares or an Affiliate thereof is also a record holder of Series C Preferred Shares or Class C Convertible Common Shares, then such holder’s Series D Perpetual Preferred Shares shall be mandatorily exchanged into the number of whole Class C Convertible Common Shares (rounded upwards or downwards) equal to the Exchange Ratio (instead of such number of Common Shares). The Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, issuable upon mandatory exchange of the Series D Perpetual Preferred Shares, when such Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, respectively.

(b) Surrender and Exchange.     Each Series D Perpetual Preferred Share will be exchanged by the holder once the Exchange Conditions Precedent have been met by surrender of such Series D Perpetual Preferred Share, to the Company at its office designated pursuant to the Bye-Laws of the Company. Such holder shall thereupon be entitled to receive the number of Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, specified in the exchange by Section 6(a) above. The Series D Perpetual Preferred Shares shall be cancelled upon surrender.

(c) Effective Date.     The exchange of Series D Perpetual Preferred Shares pursuant to Section 6(c) hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Exchange Conditions Precedent have been met and the Series D Perpetual Preferred Shares shall have been surrendered to the Company as provided in Section 6(b) hereof. On such day that the exchange of Series D Perpetual Preferred Shares is deemed effected, the person or persons in whose name or names any certificate or certificates for Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, are issuable upon such exchange, as provided in this Section 6, shall be deemed to have become the holder or holders of record of such Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be.

(d) Share Certificates.     As promptly as practicable after the exchange of the Series D Perpetual Preferred Shares, and in any event within ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or other taxes on the issue of the Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, or on the share certificate therefor, other than any income or capital gains taxes) will cause to be issued in the name of and delivered to the holder thereof or as such holder may direct, a certificate or certificates for the number of Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, to which such holder shall be entitled upon such exchange on the effective date of such exchange.

7. Offer to Repurchase.

If the Series D Perpetual Preferred Shares shall have not been exchanged for Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, in accordance with Section 6(a) prior to December 31, 2006, the Company shall use its reasonable best efforts, subject to the conditions set forth below, in each calendar year beginning with 2007 so long as no such mandatory exchange has occurred and the Series D Perpetual Preferred Shares remain outstanding, to issue and sell in a Public Offering a

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number of Common Shares sufficient to produce net proceeds in an amount at least equal to $100,000,000, sh all make an offer to holders of outstanding Series D Perpetual Preferred Shares to purchase, on a pro rata basis, Series D Perpetual Preferred Shares having up to $100,000,000 in Series D Perpetual Preferred Liquidation Preference and shall purchase such Series D Perpetual Preferred Shares from holders responding to such offer to purchase at a price equal to the greater of (i) the Series D Perpetual Preferred Liquidation Preference, and (ii) the product of the Exchange Ratio multiplied by the price per Common Share realized by the Company in such Public Offering. However, the Company will not be required to sell any Common Shares for such purpose if (i) such use of proceeds from the sale of the Common Shares would have a negative impact on the Company’s then current credit ratings or (ii) the price per share of any of the Common Shares would be less than 75% of the then existing Market Price per share of the Common Shares.

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Appendix III

SHARE PURCHASE AGREEMENT
DATED AS OF SEPTEMBER 29, 2005
BY AND AMONG
PXRE GROUP LTD.
AND
THE PURCHASERS NAMED ON
EXHIBIT A HERETO

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TABLE OF CONTENTS

PAGE

ARTICLE I DEFINITIONS
1.1	Definitions	III-1

ARTICLE II SALE AND PURCHASE OF COMPANY SECURITIES; CLOSING		III-8
2.1	Sale and Purchase of Company Securities	III-8
2.2	The Closing	III-8

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		III-9
3.1	Organization and Qualification	III-9
3.2	Authority	III-9
3.3	Capitalization	III-9
3.4	Subsidiaries; Joint Ventures	III-10
3.5	No Conflicts	III-10
3.6	Brokers	III-10
3.7	Exemption from Registration	III-10
3.8	Litigation	III-11
3.9	SEC Filings and Financial Statements	III-11
3.10	Events Subsequent to the Date of the Last Financial Statement	III-11
3.11	Absence of Undisclosed Liabilities	III-11
3.12	Title to Assets, Properties and Rights	III-12
3.13	Patents, Trademarks, Copyrights and Licenses	III-12
3.14	Governmental Consents	III-12
3.15	No Consent or Approval Required	III-13
3.16	Compliance with Laws	III-13
3.17	Reinsurance Contracts; Retrocession Agreements	III-13
3.18	Loss Reserves; Actuarial Reports	III-14
3.19	Taxes	III-14
3.20	Employees	III-15
3.21	ERISA	III-15
3.22	Ordinary Course	III-15
3.23	Insurance	III-15
3.24	Statutory Statements	III-15
3.25	Binding Authority	III-16
3.26	Material Contracts	III-16
3.27	Affiliate Transactions	III-16

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER		III-16
4.1	Organization; Power and Authority	III-16
4.2	No Conflicts	III-16
4.3	Investor Representations	III-17
4.4	Additional Information	III-18

ARTICLE V SHAREHOLDER AND REGULATORY APPROVAL AND OTHER CONSENTS		III-18
5.1	Proxy Statement and Other Filings; Board Recommendations	III-18
5.2	Shareholder Meeting	III-19
5.3	Other Authorizations; Consents	III-19
5.4	Further Assurances	III-20

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PAGE

ARTICLE VI COMPANY COVENANTS		III-20
6.1	Visits and Inspections	III-20
6.2	Maintenance of Books and Records; Financial Statements; Report; Etc	III-20
6.3	Use of Proceeds	III-20
6.4	Shares Issuable Upon Mandatory Exchange	III-20
6.5	Public Offering	III-20

ARTICLE 6A CONDITION OF THE PURCHASERS		III-20
6A.1	Standstill	III-20

ARTICLE VII CONDITIONS TO CLOSING		III-21
7.1	The Purchasers’ Conditions	III-21
7.2	Company’s Conditions	III-22

ARTICLE VIII TERMINATION AND ABANDONMENT		III-23
8.1	Termination of Agreement and Abandonment of Transactions	III-23

ARTICLE IX MISCELLANEOUS		III-23
9.1	Notices	III-23
9.2	Payment of Expenses	III-24
9.3	Entire Agreement	III-24
9.4	Survival of Covenants	III-24
9.5	Further Assurances; Post-Closing Cooperation	III-24
9.6	Waiver	III-24
9.7	Amendment	III-24
9.8	Third Party Beneficiaries	III-24
9.9	No Assignment; Binding Effect	III-24
9.10	Headings	III-25
9.11	Invalid Provisions	III-25
9.12	Governing Law	III-25
9.13	Waiver of Jury Trial	III-25
9.14	Jurisdiction	III-25
9.15	Construction	III-25
9.16	Counterparts	III-25
9.17	Publicity	III-25
9.18	Confidentiality	III-26

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This SHARE PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of September 29, 2005, is made and entered into, by and among PXRE Group Ltd., a Bermuda company (the “Company”), and each of the Purchasers named on the signature page hereto (the “Purchasers” and each a “Purchaser”).

WITNESSETH:

WHEREAS, the Company desires to sell to the Purchasers and the Purchasers desire to purchase from the Company, Series D Perpetual Preferred Shares, par value $1.00 per share, upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE  I

DEFINITIONS

1.1 Definitions.     As used in this Agreement, the following defined terms shall have the meanings indicated below:

“Affiliate”     means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”) as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities , by contract or otherwise.

“Agreement”     has the meaning ascribed to it in the forepart hereof.

“Annual Report”     has the meaning ascribed to it in Section 3.9(a).

“Assets and Properties”     means, with respect to any Person, all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

“Balance Sheet”     has the meaning ascribed to it in Section 3.10.

“Bermuda Approval”     means the Bermuda Monetary Authority’s prior written approval of the issuance and transferability of the Company Securities contemplated hereunder.

“Board of Directors”     means the Board of Directors of the Company.

“Business Day”     means a day other than Saturday, Sunday or any day on which banks located in Bermuda and the State of New York are authorized or obligated to close.

“Closing”     means the closing of the transactions contemplated by Section 2.2.

“Closing Date”     has the meaning ascribed to it in Section 2.2(a).

“Closing Date Purchaser”     has the meaning ascribed to it in Section 7.2(a).

“Common Shares”     has the meaning ascribed to it in Section 3.3(a).

“Convertible Common Shares”     has the meaning ascribed to it in Section 3.3(a).

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“Convertible Preferred Shares”     has the meaning ascribed to it in Section 3.3(a).

“Company”     has the meaning ascribed to it in the forepart of this Agreement.

“Company Securities”     means, collectively, the Perpetual Preferred Shares and the Common Shares issuable upon the mandatory exchange of the Perpetual Preferred Shares.

“Contract”     means any agreement (including licenses with non-governmental Persons), lease, evidence of Indebtedness, mortgage, indenture, security agreement or other instrument or contract, whether written or oral.

“Description of Stock”     means the Description of Stock of the Perpetual Preferred Shares in the form attached as Exhibit B hereto.

“Encumbrance”     means any security interest, lien, pledge, claim, charge, escrow, encumbrance, option, right of first offer, right of first refusal, preemptive right, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment, understanding or obligation, whether written or oral and whether or not relating in any way to credit or the borrowing of money.

“ERISA”     shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

“ERISA Affiliate”     shall mean, with respect to the Company, any trade or business (whether or not incorporated) under common control with the Company and which, together with the Company, are treated as a single employer within the meaning of Sections 414(b) or (c) of the IRC, excluding each Purchaser and each other Person which would not be an ERISA Affiliate if Purchaser did not own any issued and outstanding shares of stock of the Company.

“Exchange Act”     means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

“Exchange Conditions Precedent”     means the affirmative vote of the Company’s existing shareholders (a) authorizing an additional 300,000,000 Common Shares; and (b) approving the exchange of the Perpetual Preferred Shares into Common Shares.

“Financial Statements”     has the meaning ascribed to it in Section 3.9(b).

“GAAP”     has the meaning ascribed to it in Section 3.9(b).

“Governmental Authorizations”     has the meaning ascribed to it in Section 3.14(a).

“Governmental or Regulatory Authority”     means any court, tribunal, arbitrator, authority, agency, commission, official, department, commission board or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

“Indebtedness”     means (a) all indebtedness of the Company, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by others and guaranteed, directly or indirectly, by the Company, (iii) for money borrowed by others for which the Company provides security, (iv) constituting purchase money indebtedness the payment of which the Company is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the Company’s books in accordance with generally accepted accounting principles or (vi) under any other arrangement under which obligations are recorded as indebtedness on the Company’s books in accordance with generally accepted accounting principles and (b) any modifications, refundings, deferrals, renewals or extensions of any such Indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such Indebtedness; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries or between any two of more such direct or indirect wholly-owned Subsidiaries of the Company.

“Intellectual Property”     means trademarks and service marks (whether registered or unregistered), trade names and designs, together with all goodwill related to the foregoing; patents (including any continuations,

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continuations in part, renewals and applications for any of the foregoing); copyrights (including any registrations and applications therefor and whether registered or unregistered); internet domain names; computer software; databases; works of authorship; mask works; technology; trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, user interfaces, customer lists, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information.

“Investment Assets”     means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company or any Subsidiary.

“IRC”     shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Law” or “Laws”     means, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

“Liabilities”     means all Indebtedness, obligations and other liabilities (or contingencies that have not yet become liabilities) of a Person, whether absolute, accrued, contingent (or based upon any contingency), known or unknown, fixed or otherwise, or whether due or to become due.

“Material Adverse Effect”     means a material adverse effect on (x) the business, operations or financial position of any of the Company and its Subsidiaries, taken as a whole, (y) the ability of the Company to perform in a timely manner any of its obligations under this Agreement or any of the other Operative Documents or any transaction contemplated hereby or thereby or (z) the legality, validity or enforceability of this Agreement and the other Operative Documents; provided, however, that any change, effect, event condition or development, occurrence or state of facts resulting from or arising in connection with the following shall not constitute a Material Adverse Effect for purposes of this Agreement, the other Operative Documents and the transactions contemplated hereby and thereby:

(i)	the public announcement of this Agreement and the transactions herein contemplated;

(ii)	changes in Law, GAAP or SAP; or

(iii)
changes in the value of the Company’s fixed income investment portfolio (for purposes of clarification, investments in hedge funds and similar investments are excluded from such investment portfolio) resulting from changes in prevailing interest rates.

Notwithstanding the foregoing, losses arising solely from a single loss occurrence occurring after the date hereof but prior to the Closing (after giving effect to any applicable reinsurance recoverable due to the Company, any reinstatement premiums due to or payable by the Company and any adjustments in profit and ceding commissions, in each case relating to such losses) shall be excluded from the determination of whether a Material Adverse Effect has occurred solely to the extent that such losses do not collectively exceed $30 million in the aggregate on a net after-tax basis.

“Material Contracts”     means (i) all of the Company’s and its Subsidiaries’ Contracts which involve aggregate payments over the term of each such Contract by or to the Company or its Subsidiaries of more than $5 million or which extend for a term of more than a year from the date hereof, (ii) all of the Company’s and its Subsidiaries’ material loan agreements, bank lines or credit agreements, indentures, mortgages, deeds of trust, pledge and security agreements, letters of credit or other debt instruments, (iii) all employment contracts entered into by the Company or any of its Subsidiaries, (iv) any guarantees of more than $5 million (individually) by the Company or any of its Subsidiaries, (v) all non-competition and other similar agreements (including without limitation those limiting the Company or any Affiliate thereof from directly or indirectly engaging in any line of business, offering any products or services or otherwise competing with any Person) and (vi) all other material contracts not made in the ordinary course of business; provided that Material Contracts shall not include

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reinsurance agreements or retrocessional agreements entered into in the ordinary course of business of the Company and its Reinsurance Subsidiaries.

“Multiemployer Plan”     shall mean a “multiemployer plan”     as defined in Section 4001(a)(3) of ERISA, and to which Company, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

“Operative Documents”     means this Agreement, the Registration Rights Agreement, all other agreements to be executed and delivered pursuant to this Agreement between one or more Purchasers, on the one hand, and the Company, on the other hand, the Description of Stock and all other documents, certificates or instruments as may be contemplated hereby or thereby, as modified or amended from time to time.

“Perpetual Preferred Shares”     means the Series D Perpetual Preferred Shares, in each case having the rights, restrictions, privileges and preferences specified in the Description of Stock.

“Person”     means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

“Private Placement Memorandum”     has the meaning ascribed to it in Section 3.10.

“Proxy Statement”     means the proxy statement to be delivered to the shareholders of the Company in connection with the special meeting of the Company’s shareholders to consider the proposals to (i) authorize an additional 300,000,000 Common Shares and (ii) approve the exchange of the Perpetual Preferred Shares into Common Shares contained in the Description of Stock.

“Public Offering”     means the offer for sale to the public in an underwritten offering of Common Shares pursuant to an effective registration statement filed under the Securities Act.

“Purchase Price”     has the meaning ascribed to it in Section 2.1.

“Purchasers”     has the meaning ascribed to it in the forepart of this Agreement.

“Quarterly Report”     has the meaning ascribed to it in Section 3.9(a).

“Reinsurance Agreements”     has the meaning ascribed to it in Section 3.17(a).

“Reinsurance Subsidiary”     means each of PXRE Reinsurance Ltd., a company organized under the laws of Bermuda and a direct wholly-owned subsidiary of the Company, and PXRE Reinsurance Company, an insurance company organized under the laws of Connecticut and an indirect wholly-owned Subsidiary of the Company.

“SAP”     means, with respect to a reinsurance or insurance company, the accounting procedures and practices prescribed or permitted from time to time by the National Association of Insurance Commissioners and adopted or promulgated by the insurance regulatory authority in the state in which such reinsurance or insurance company is domiciled and employed in a consistent manner throughout the periods involved; provided that, with respect to reinsurance or insurance companies not domiciled in the United States, SAP shall mean the accounting procedures and practices adopted or promulgated from time to time by the insurance regulatory authority in the jurisdiction in which such reinsurance or insurance company is domiciled.

“SEC”     means the United States Securities and Exchange Commission.

“SEC Document”     means each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 2004.

“Securities Act”     means the Securities Act of 1933, as amended, of the United States of America and the rules and regulations of the SEC thereunder.

“Series D Perpetual Preferred Shares”     means the Series D Exchangeable Non-Voting Preferred Shares, par value $1.00 per share, issued pursuant to this Agreement and having the rights, restrictions, privileges and preferences specified in the Description of Stock.

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“Shareholder Approval”     means the Company’s shareholders’ approval of the following matters, in each case as described in the Proxy Statement: (i) the authorization of an additional 300,000,000 Common Shares and (ii) the approval of the exchange of the Perpetual Preferred Shares into Common Shares.

“Shareholders’ Meeting”     means the special meeting of the Company’s shareholders to be held by the Company in accordance with Section 5.2 hereof.

“Statutory Statements”     means those statements of PXRE Reinsurance Company prepared pursuant to, and in accordance with, the requirements of applicable state insurance laws.

“Subsidiary”     means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.

“Taxes”     has the meaning ascribed to it in Section 3.19(a).

“Tax Returns”     has the meaning ascribed to it in Section 3.19(a).

“Transfer”     means, directly or indirectly, any sale, transfer, assignment, hypothecation, pledge or other disposition of any Company Securities or any interests therein.

ARTICLE  II

SALE AND PURCHASE OF COMPANY SECURITIES; CLOSING

2.1 Sale and Purchase of Company Securities.     Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Purchasers and the Company contained herein or made pursuant hereto, the Company agrees to sell to each of the Purchasers, and each Purchaser severally agrees to purchase from the Company on the Closing Date, the number of Perpetual Preferred Shares set forth opposite such Purchaser’s name on Exhibit A hereto. The aggregate principal purchase price to be paid to the Company by each such Purchaser for such Perpetual Preferred Shares is specified opposite each respective Purchaser’s name on Exhibit A (such amount, the “Purchase Price”).

2.2 The Closing.

(a) Subject to the terms and conditions hereof, the closing (the “Closing”) of the purchase and sale of the Perpetual Preferred Shares will take place at the offices of Conyers Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, or at such other place as the Company and Purchasers shall mutually agree, at 10:00 A.M., Bermuda time, on the fifth Business Day following the execution of this Agreement (the date and time of the Closing are herein referred to as the “Closing Date”).

(b) Subject to the terms and conditions hereof, on the Closing Date (i) the Company will deliver to the Purchasers the Perpetual Preferred Shares by delivering to each Purchaser a certificate, registered in the name of such Purchaser (or its designee, if any such designee is specified on Exhibit A) and reflecting the number of Perpetual Preferred Shares purchased by such Purchaser and (ii) each Purchaser will deliver to the Company, by wire transfer to an account designated by the Company, an amount equal to the Purchase Price for such Perpetual Preferred Shares in federal or other immediately available funds. At the Closing, there shall be delivered to the placement agents’ counsel in New York, Simpson Thacher & Bartlett LLP, the certificates and other agreements, documents and instruments to be delivered under Article VII hereof.

(c) The holders of the Perpetual Preferred Shares will be entitled to the benefits of a registration rights agreement, to be dated October 5, 2005 (the “Registration Rights Agreement”), among the Company and the Purchasers, substantially in the form of Exhibit C hereto. Pursuant to the Registration Rights Agreement, as promptly as practicable following the special Shareholders’ meeting but in no event later than April 1, 2006, the Company shall register with the SEC the resale of the Perpetual Preferred Shares, if the Exchange Conditions Precedent are not satisfied, or (as applicable) the Common Shares if the Exchange Conditions Precedent are satisfied.

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ARTICLE  III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Purchasers as follows:

3.1 Organization and Qualification.     The Company and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company and each Subsidiary is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction where the nature of its business or the ownership of property make such qualification necessary, except where the failure to be so qualified, individually or in the aggregate with all such failures, would not and could not reasonably be expected to have a Material Adverse Effect.

3.2 Authority.

(a) The Company has full power and authority to execute and deliver this Agreement and the other Operative Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (subject to the Shareholder Approval and the Bermuda Approval). The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby and thereby have been, and the other Operative Documents will be, duly and validly authorized by all necessary action by its Board of Directors, and no other corporate action (other than the Shareholder Approval solely with respect to the matters described in the definition of such term) is necessary to authorize the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation by the Company of the transactions contemplated hereby and thereby. This Agreement, has been, and on the Closing Date, the other Operative Documents will be, duly and validly executed and delivered by the Company. This Agreement, constitutes, and on the Closing Date the other Operative Documents will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

(b) The Special Capital Committee of the Board of Directors by resolutions duly adopted at a meeting, duly called and held, has unanimously (i) determined that this Agreement, the issuance and sale of the Company Securities and the other transactions contemplated hereby are advisable and in the best interests of the Company and its shareholders and (ii) has approved this Agreement, the issuance and sale of the Company Securities and the other transactions contemplated hereby.

3.3 Capitalization.

(a) The authorized capital stock of the Company consists of: (i) 50,000,000 common shares, par value $1.00 per share (the “Common Shares”), which include 20,000,000 convertible common shares (the “Convertible Common Shares”), of which 22,357,955 Common Shares and 7,037,166 Convertible Common Shares were issued and outstanding on September 26, 2005; and (ii) 10,000,000 preferred shares, par value $1.00 per share, of which 15,000 shares are designated as Series A Preferred Shares (of which 10,000 shares are sub-designated as A1 Preferred Shares and 5,000 shares are sub-designated as A2 Preferred Shares), 10,000 shares are designated as Series B Preferred Shares (of which 6,666 2/3 shares are sub-designated as B1 Preferred Shares and 3,333 1/3 shares are sub-designated as B2 Preferred Shares) and 5,000 shares are designated as Series C Preferred Shares (of which 3,333 2/3 shares are sub-designated as C1 Preferred Shares and 1,666 1/3 shares are sub-designated as C2 Preferred Shares) (of which 3,168.533 shares of A2 Preferred Shares, 1,588.492 shares of B2 Preferred Shares and 1,056.176 shares of C2 Preferred Shares were issued and outstanding on September 26, 2005) (collectively, the “Convertible Preferred Shares”). When issued, all Company Securities will be duly authorized, validly issued, fully paid and non-assessable. As of the Closing, the Perpetual Preferred Shares, the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares and Common Shares shall constitute the only equity securities of the Company outstanding other than as disclosed in Schedule 3.3. All Common Shares issuable upon the mandatory exchange of the Perpetual Preferred Shares will, when issued, be duly authorized, validly issued, fully paid and non-assessable. None of the Company Securities are subject to preemptive or similar rights.

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(b) Except as set forth on Schedule 3.3, and as contemplated by this Agreement and the other Operative Documents, no Common Shares are reserved for issuance other than Common Shares reserved in accordance with Section 6.4 hereof.

(c) Except as set forth on Schedule 3.3, there are no outstanding options, warrants, subscriptions, rights, convertible or exchangeable securities or other agreements or plans under which the Company may become obligated to issue, sell or transfer Common Shares or other capital stock or equity securities of the Company.

(d) Except as set forth on Schedule 3.3, and except as provided in the Investment Agreement, dated April 4, 2002, by and among the Company and certain purchasers signatories thereto, there are no outstanding registration rights with respect to any Common Shares or other capital stock or equity securities of the Company.

(e) Except as set forth on Schedule 3.3, and except as provided by the terms of the Company Securities, there are no anti-dilution protections or other adjustment provisions in existence with respect to any Common Shares or other capital stock or equity securities of the Company.

(f) Except as set forth on Schedule 3.3 or the Bye-laws of the Company, there are no voting trusts, shareholder agreements, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the issuance, sale, redemption, registration, voting or transfer or other disposition of Common Shares or other capital stock or equity securities of the Company

3.4 Subsidiaries; Joint Ventures.

(a) The Company’s only Subsidiaries are those set forth on Schedule 3.4 hereto. The capital stock of such Subsidiaries is owned, beneficially and of record and free and clear of all Encumbrances, by the Company or a Subsidiary thereof as set forth on Schedule 3.4 hereto.

(b) All outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. There are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which any Subsidiary may become obligated to issue, sell or transfer any shares of its capital stock or other securities.

(c) Except as set forth on Schedule 3.4, neither the Company nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person.

3.5 No Conflicts.     Except as set forth on Schedule 3.5 hereto, the execution and delivery by the Company of this Agreement and the other Operative Documents, the performance by the Company of its obligations under this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company’s organizational documents, (ii) conflict with, or constitute a default under, any Contract to which the Company or any Subsidiary is a party, (iii) result in any violation of any Law or order, judgment or decree of any court or Governmental or Regulatory Authority having jurisdiction over the Company or any of its assets or properties or (iv) result in, or require, the creation or imposition of any Encumbrance upon any of the assets or properties of the Company, which, in the case of clause (ii), (iii) or (iv) above, individually or in the aggregate, would or could reasonably be expected to have a Material Adverse Effect.

3.6 Brokers.     Other than Goldman, Sachs & Co. and Banc of America Securities LLC, no agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with the transactions contemplated by this Agreement or the other Operative Documents on the basis of any act or statement made or alleged to have been made by the Company or any of its Affiliates, directors, officers or other representatives.

3.7 Exemption from Registration.     Assuming the accuracy on the date hereof and on the Closing Date of the representations and warranties of each Purchaser set forth in Section 4.3 below, (i) the issuance and the sale of the Perpetual Preferred Shares to the Purchasers hereunder is, and (ii) the mandatory exchange of the Perpetual Preferred Shares into the Common Shares immediately upon the satisfaction of the Exchange Conditions Precedent will be, exempt from the registration requirements of the Securities Act. Neither the Company nor any Person authorized to act on the Company’s behalf has taken any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such

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offering with the offering or issuance of the Company Securities under the Securities Act) which could be reasonably expected to subject the offering, issuance or sale of the Company Securities to the registration requirements of Section 5 of the Securities Act.

3.8 Litigation.     Except as set forth in Schedule 3.8, there are no actions, suits, proceedings or investigations pending, or to the knowledge of the Company or any of its Subsidiaries, threatened, against or affecting the Company or any Subsidiary, other than those that, individually or in the aggregate, would not and could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are in compliance in all material respects with (i) all orders or judgments issued by any Governmental or Regulatory Authority with respect to the Company or any Subsidiary thereof and (ii) all consent decrees and other agreements with any Governmental or Regulatory Authority to which the Company or any Subsidiary thereof is a party or by which any of their respective assets are bound.

3.9 SEC Filings and Financial Statements.

(a) The Company has filed all forms, reports and documents required to be filed by it pursuant to Section 13 or Section 15(d) of the Exchange Act within the last 12 months on a timely basis or has received and complied with a valid extension of time for filing. The Company has made available to the Purchasers the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2004 (the “Annual Report”) and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2005 and June 30, 2005 (the Quarterly Report for the fiscal quarter ended June 30, 2005 hereinafter referred to as the “Quarterly Report”). Except as set forth on Schedule 3.9, all Company filings with the SEC from and after December 31, 2004 complied as to form and substance in all material respects with the rules and regulations of the Commission under the Exchange Act on the respective date of filing and as of such date (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing), and such filings did not, and the Private Placement Memorandum does not, contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Except as set forth on Schedule 3.9, each of the consolidated financial statements (including, in each case, any related notes thereto) (collectively, the “Financial Statements”) contained in the Annual Report and the Quarterly Report (i) was prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be expressly described in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the Commission on Form 10-Q under the Exchange Act) and (ii) fairly presents in all material respects the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements in the Quarterly Report were or are subject to normal and recurring year-end adjustments, none of which are reasonably expected to be material in nature.

3.10 Events Subsequent to the Date of the Last Financial Statement.     Except as otherwise disclosed in the SEC Documents, the Statutory Statements, the Financial Statements or Schedule 3.10, since June 30, 2005, except as contemplated by this Agreement, reflected on Schedule 3.10 or on the balance sheet contained in the Quarterly Report (the “Balance Sheet”) the Company has not (i) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset necessary for the operation of its business substantially as now conducted, (ii) suffered any loss of property (other than in the ordinary course of business of the Company and its Subsidiaries), or waived any right of substantial value to the Company or a Subsidiary of the Company or (iii) entered into any commitment, obligation, understanding or other arrangement, contingent or otherwise, to effect, directly or indirectly, any of the foregoing. Except as otherwise disclosed in the SEC Documents, the Statutory Statements, the Financial Statements or Schedule 3.10, or in the Private Placement Memorandum (the “Private Placement Memorandum”), dated the date hereof, relating to the Perpetual Preferred Shares, since June 30, 2005, no events have occurred which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect.

3.11 Absence of Undisclosed Liabilities.     Except as reflected in the Annual Report or the Quarterly Report, reserved against in the financial statements contained therein or in the notes thereto or otherwise

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disclosed in the SEC Documents, the Statutory Statements, the Financial Statements or Schedule 3.11, there are no Liabilities of, relating to or affecting the Company or any Subsidiary of the Company or any of their respective Assets and Properties, other than Liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2004.

3.12 Title to Assets, Properties and Rights.     The Company (or a Subsidiary of the Company) has good and marketable title (or a valid leasehold interest) to all of the Assets and Properties (whether real, personal or mixed) necessary for the conduct of the business of Company and its Subsidiaries substantially as now conducted, free and clear of all Encumbrances, except for (i) liens for current taxes, assessments and other governmental charges not yet due and payable or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded for which reserves have been established as required by GAAP or SAP; (ii) easements, covenants, conditions and restrictions (whether or not of record) as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the Company’s business; (iii) any zoning or other governmentally established restrictions or encumbrances; (iv) workers or unemployment compensation liens arising in the ordinary course of business; (v) carriers’, landlords’, mechanic’s, materialman’s, supplier’s, vendor’s or similar liens arising in the ordinary course of business securing amounts which are not delinquent, which remain payable without penalty or which are being contested in good faith and by appropriate proceedings, (vi) purchase money liens on any office equipment hereafter acquired or the assumption of any lien on such office equipment; or (vii) Encumbrances disclosed on Schedule 3.12 or any minor imperfection of title or Encumbrances which, individually or in the aggregate with other Encumbrances, do not and could not reasonably be expected to materially impair the use or value of the Assets and Properties of the Company and its Subsidiaries. Such Assets and Properties are in such operating condition and repair as is suitable for the uses for which they are used in the Company’s business, are not subject to any condition which materially interferes with the use thereof by the Company or a Subsidiary of Company, as the case may be, and constitute all assets, properties, interests in properties and rights necessary to permit the Company and its Subsidiaries to carry on their business after the Closing substantially as conducted by the Company and its Subsidiaries prior thereto.

3.13 Patents, Trademarks, Copyrights and Licenses.     The Company (or a Subsidiary) owns or has the right pursuant to a license to use all the Intellectual Property necessary for the conduct of the business of the Company and its Subsidiaries as now conducted. To the best knowledge of the Company, neither the Company nor any Subsidiary has interfered with, infringed upon or misappropriated any Intellectual Property rights of any Person, and except as set forth on Schedule 3.13, neither the Company nor any Subsidiary has received from any Person in the past two years any notice, charge, complaint, claim or assertion thereof, and no such claim is impliedly threatened by an offer to license from another Person under a claim of use.

3.14 Governmental Consents.

(a) The Company and each of its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses (including without limitation insurance licenses), authorizations, permits, certificates, inspections and franchises (collectively, “Governmental Authorizations”) necessary to continue to conduct the business of the Company and its Subsidiaries as now conducted and to own or lease and operate the Assets and Properties necessary for the conduct by the Company and its Subsidiaries of their business as now conducted, all of which are valid and in full force and effect, except for such failures that, individually or in the aggregate, do not have and could not reasonably be expected to have a Material Adverse Effect.

(b) Each of the Reinsurance Subsidiaries is duly licensed, authorized, approved or accredited (as required by the respective jurisdiction) to conduct a reinsurance business in the jurisdictions listed on Schedule 3.14, and is not transacting any insurance or reinsurance business in any jurisdiction in which it is not so licensed, authorized, approved, accredited (as the case may be) or otherwise permitted to transact such business.

(c) Except as set forth in Schedule 3.14:

(i) neither the Company nor any of its Subsidiaries has received any notice, oral or written, (A) that it is required to obtain, or that it is engaging in any activity that would require it to obtain, any Governmental Authorization that it does not now possess or (B) that it is engaging in any activity that would cause modification, limitation, non-renewal, revocation or suspension of any Governmental Authorization and no

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action, inquiry, investigation or proceeding looking to or contemplating any of the actions specified in clauses (A) and (B) above is pending or, to the knowledge of the Company, threatened;

(ii) all reports, statements, documents, registrations, filings and submissions to state insurance regulatory authorities submitted or made by the Company or its Subsidiaries complied in all material respects with applicable Law in effect when filed, and in each instance were filed in all material respects on a timely basis;

(iii) no material deficiencies have been asserted by any such regulatory authority with respect to any such reports, statements, documents, registrations, filings or submissions that have not been satisfied in all material respects; and

(iv) the Company has made available for inspection by the Purchasers all filings made by the Reinsurance Subsidiaries with any Governmental or Regulatory Authority since December 31, 2003, including, without limitation, each Statutory Statement, and any reports of examination, market conduct studies or other reports relating to any Reinsurance Subsidiary issued by any Governmental or Regulatory Authority since December 31, 2003.

3.15 No Consent or Approval Required.     No consent, approval, waiver, permit, order or authorization of, or declaration to or filing with, any Person or Governmental or Regulatory Authority, and no consent under any permit or any Contract is required by the Company or any of its Subsidiaries for the valid authorization, execution and delivery by the Company of this Agreement, the other Operative Documents or its consummation of the transactions contemplated hereby and thereby, other than (i) those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be prior to the Closing Date, (ii) required filings with the SEC and the New York Stock Exchange, (iii) the obtaining of the Bermuda Approval, (iv) the Shareholder Approval and (v) the consents described on Schedule 3.15.

3.16 Compliance with Laws.     The Company and each of its Subsidiaries has duly complied in all material respects with, and their Assets and Properties, business operations and leaseholds used in connection with the business of the Company and its Subsidiaries are in material compliance with, the provisions of all Laws applicable to the Company and each of its Subsidiaries, Assets and Properties and the conduct of their business, and there have been no citations, notices or orders of noncompliance issued to the Company or any of its Subsidiaries under or with respect to any such Law.

3.17 Reinsurance Contracts; Retrocession Agreements.

(a) Each retrocession and reinsurance agreement pursuant to which a Reinsurance Subsidiary has ceded, transferred, reinsured or assumed any obligations or liabilities under any reinsurance or insurance agreement with respect to which such Reinsurance Subsidiary has booked any liability or recoverable or under which such Reinsurance Subsidiary has any contingent liabilities or rights (collectively, the “Reinsurance Agreements”) is in full force and effect. Each such Reinsurance Agreement is a valid and binding agreement of the applicable Reinsurance Subsidiary, enforceable against such Reinsurance Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)). To the knowledge of the Company, each Reinsurance Agreement is a valid and binding obligation of each other party thereto, enforceable against such party in accordance with the terms of such Reinsurance Agreement (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)).

(b) Except as noted on Schedule 3.17, no Reinsurance Subsidiary, nor, to the knowledge of the Company, any other party to a Reinsurance Agreement pursuant to which such Reinsurance Subsidiary has ceded, transferred or reinsured any obligations or liabilities (“Retrocessional Agreements”) is in default in any material respect as to any provision thereof, and no such Retrocession Agreement contains any provision providing that the other party thereto may commute or, in the case of any Retrocession Agreement whose term has not

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previously expired, terminate such Retrocession Agreement by reason of the transactions contemplated by this Agreement or the other Operative Documents. Except as set forth in Schedule 3.17, (i) to the knowledge of the Company, none of the other parties to any such Retrocession Agreement is insolvent or the subject of a rehabilitation, (ii) to the knowledge of the Company, the financial condition of any such other party to a Retrocession Agreement is not impaired to the extent that a default thereunder is reasonably anticipated and (iii) no notice of intended cancellation or termination has been received by the Company or any of its Subsidiaries from any of such other parties.

3.18 Loss Reserves; Actuarial Reports.     The reserves for payment of benefits, losses, claims and expenses under all reinsurance and retrocession agreements to which any Reinsurance Subsidiary is a party reflected in, or included with, the financial statements set forth in the Statutory Statements and Financial Statements (i) were computed in accordance with Standards of Practice issued by the Actuarial Standards Board (including the Casualty Actuarial Society’s Statement of Principles Regarding Property and Casualty Loss and Loss Adjustment Expense Reserves), (ii) are based on actuarial assumptions that are consistent with the relevant contract provisions and (iii) are in compliance with the requirements of applicable Law. The admitted assets of each Reinsurance Subsidiary as determined under applicable Laws are in an amount at least equal to the minimum amounts required by applicable Laws.

3.19 Taxes.

(a) The Company and each Subsidiary of the Company has filed all material federal, state, local, foreign and other tax returns, statements, forms and reports, and any other returns (including information returns), statements, forms and reports (“Tax Returns”) with all Governmental or Regulatory Authorities required to be filed by it. The Company and each Subsidiary has paid or caused to be paid, or duly reserved for in the Financial Statements, all taxes, fees, assessments and other governmental charges or levies (including interest and penalties) (“Taxes”) that are material owed by the Company and each Subsidiary of the Company. The Company and each Subsidiary of the Company has withheld and paid all material Taxes required to have been withheld and paid, including Taxes in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party. Neither the Company nor any Subsidiary of the Company has any material liabilities for Taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by it in accordance with GAAP or SAP, as the case may be. There are no applicable Taxes, fees or other governmental charges payable by the Company or any Subsidiary of the Company in connection with the execution and delivery of this Agreement or the other Operative Documents or in connection with any of the transactions contemplated hereby or thereby (including without limitation the issuance of the Company Securities as contemplated herein and therein).

(b) Except as set forth in Schedule 3.19, all material deficiencies asserted or assessments made by any Governmental or Regulatory Authority with respect to Taxes of the Company or any Subsidiary of the Company have been paid or are being contested in good faith. Except as disclosed in Schedule 3.19, (i) there are no action, suits, investigations, audits or claims in progress by any Governmental or Regulatory Authority relating to Taxes of the Company or any Subsidiary of the Company, (ii) no issue has been raised by written inquiry of a Governmental or Regulatory Authority in any current or prior examination which, by application of the same principles, would reasonably be expected to result in a material proposed deficiency for any subsequent taxable period, (iii) no claim has been made by a Governmental or Regulatory Authority in a jurisdiction where the Company or any Subsidiary of the Company does not file Tax Returns to the effect that the Company or such Subsidiary, as applicable, is or may be subject to taxation by that jurisdiction, and (iv) there are no outstanding waivers or comparable consents regarding the application of any statute of limitations in respect of Taxes of the Company or any Subsidiary of the Company.

(c) None of the Company or any Subsidiary of the Company or any of their respective directors or officers has received any written or, to the knowledge of the Company, oral notice from any taxing authority that it intends to conduct an audit or investigation of the Company or any Subsidiary of the Company. The Company is not subject to any ruling of any taxing authority (other than the assurance from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act, 1966 of Bermuda as described in Amendment No. 1 to the Company’s Registration Statement on Form S-3 filed with the SEC in September of 2005).

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(d) There are no material liens for Taxes of the Company or any Subsidiary of the Company upon the assets of the Company or any Subsidiary of the Company, except for liens arising as a matter of Law relating to current Taxes not yet due.

3.20 Employees.     The Company has complied in all respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company and there is no labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of the Company, threatened against or involving the Company.

3.21 ERISA.

(a) Schedule 3.21 lists each defined benefit plan, within the meaning of Section 3(35) of ERISA (whether or not subject to Title IV thereof), maintained by the Company or any ERISA Affiliate within the last six years (or with respect to which any of them could reasonably be expected to have any liability), and copies of the most recent actuarial valuation report, if any, with respect to any such plan has been made available to Purchaser. None of the Company, any ERISA Affiliate or any organization to which any of them is a successor or parent corporation (within the meaning of Section 4069(6) of ERISA) has engaged in any transaction which is subject to Section 4069 of ERISA.

(b) Neither the Company nor any ERISA Affiliate has any obligation to contribute to any Multiemployer Plan subject to Title IV of ERISA, and there are no circumstances pursuant to which the Company or any ERISA Affiliate could be assessed with withdrawal liability by any such Multiemployer Plan under Section 4201 of ERISA.

(c) Schedule 3.21 lists each employee benefit plan maintained by the Company or any Subsidiary and each such plan that is intended to be qualified under Section 401 of the IRC has received a favorable determination as to its qualified status from the Internal Revenue Service, and to the knowledge of the Company, nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification.

(d) Each employee benefit plan maintained by the Company or any ERISA Affiliate has been maintained in accordance with its terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable Laws.

(e) Neither the Company nor any ERISA Affiliate has incurred any liability under Section 4062, 4063 or 4064 of ERISA.

3.22 Ordinary Course.     Except as set forth on Schedule 3.22, since June 30, 2005, the Company and each of its Subsidiaries has conducted its operations only in the ordinary course of business consistent with past practice.

3.23 Insurance.     A complete and correct list and copies of all policies of insurance of any kind or nature covering the Company and its Subsidiaries, including, without limitation, policies of life, fire, theft, employee fidelity and other casualty and liability insurance, has been provided to the Purchasers, and such policies are in full force and effect. Such policies are in amounts customary for the industry in which Company or such Subsidiary operates.

3.24 Statutory Statements.

(a) The Company has previously furnished to the Purchasers true and complete copies of the following statutory statements, in each case together with all exhibits, schedules and notes thereto and any affirmations and certifications filed therewith (collectively, the “Statutory Statements”): (i) the annual statement of each Reinsurance Subsidiary as at December 31 in each of the years ended 2002, 2003 and 2004 (the “Annual Statements”); and (ii) the quarterly statement of PXRE Reinsurance Company for the quarterly period ended June 30, 2005 (the “Quarterly Statements”).

(b) Except as set forth on Schedule 3.24, the Statutory Statements (i) present fairly the statutory financial condition of each Reinsurance Subsidiary for the periods therein specified, (ii) were prepared in conformity with

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SAP, except as expressly set forth within the subject financial statements and (iii) were correct in all material respects when filed, and there were no material omissions therefrom. The Statutory Statements were compiled from and are in accordance with the books and records of the Reinsurance Subsidiaries.

3.25 Binding Authority.     No reinsurance intermediary, agent, manager or broker has the legal power or authority to bind any Reinsurance Subsidiary with respect to any reinsurance or insurance contract.

3.26 Material Contracts.     Schedule 3.26 sets forth a list of all Material Contracts of the Company and its Reinsurance Subsidiaries. Each such Material Contract of the Company or any Reinsurance Subsidiary is a valid and binding agreement of Company or its Subsidiaries (as the case may be) enforceable against the Company or such Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)), and neither the Company nor any of its Subsidiaries has any knowledge that any Material Contract is not a valid and binding agreement against the other parties thereto. The Company and each of its Subsidiaries has fulfilled all material obligations required pursuant to the Material Contract to have been performed by the Company or such Subsidiary on its part.

3.27 Affiliate Transactions.     Except as set forth in the Company’s proxy statement for the year 2004 as filed with the SEC (the “2004 Proxy Statement”) or the SEC Documents, since January 1, 2005, there have been no transactions between the Company or any of its Subsidiaries and any director, executive officer, shareholder or Affiliate of the Company or any of its Subsidiaries or loans, guarantees or pledges to, by or for the Company or any of its Subsidiaries from, to, by or for any of such persons, other than consulting agreements involving aggregate consideration of less than $10,000. Other than as set forth in the 2004 Proxy Statement or the SEC Documents, none of the executive officers, or directors of the Company or any of its Subsidiaries, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any person or business enterprise which during such period has been a supplier, customer or sales agent of the Company or any of its Subsidiaries or has competed with or been engaged in any business of the kind being conducted by the Company or any of its Subsidiaries.

ARTICLE  IV

REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

4.1 Organization; Power and Authority.     Each Purchaser, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and each Purchaser has full power and authority to execute and deliver this Agreement and the other Operative Documents to which it is a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (subject to the Bermuda Approval). The execution and delivery by such Purchaser of this Agreement and the performance by such Purchaser of its obligations hereunder and thereunder have been, and the other Operative Documents to which it is a party will be, duly and validly authorized by such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and constitute, and upon the execution and delivery by such Purchaser of the other Operative Documents to which it is a party, such other Operative Documents will constitute, legal, valid and binding obligations of such Purchaser enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

4.2 No Conflicts.     The execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby do not and will not conflict with, or constitute a default under, any Contract to which such Purchaser is a party, or result in a violation of such Purchaser’s organizational documents or any order, judgment or decree of any court or Governmental or Regulatory Authority having jurisdiction over such Purchaser or any of

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its properties and, no consent, authorization or order of, or filing or registration with, any Governmental or Regulatory Authority, except for such filings as may be required by the Exchange Act and except for the Bermuda Approval, is required by such Purchaser for the execution, delivery and performance of this Agreement or any of the other Operative Documents to which it is a party.

4.3 Investor Representations.     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company, Goldman, Sachs & Co. and Banc of America Securities LLC as follows:

(a) Such Purchaser is acquiring the Company Securities for its own account as principal, for investment purposes only, and not for or with a view to the resale, distribution or granting of a participation therein, in whole or in part, in violation of the Securities Act or the securities laws of any State applicable to such Purchaser.

(b) Such Purchaser acknowledges its understanding that the offering and sale of the Company Securities has not been registered under the Securities Act, on the basis of the exemption in Section 4(2) thereof relating to transactions not involving a Public Offering, or any state securities laws. Such Purchaser understands that the Company’s reliance on the Section 4(2) exemption is based on the representations herein made by the Purchasers. Such Purchaser is an “Accredited Investor” as that term is defined in Regulation D under the Securities Act.

(c) Such Purchaser acknowledges that it is familiar with the limitations which are imposed by the Securities Act on any Transfer of an interest in the Company Securities. Such Purchaser understands and acknowledges that it may have to bear the economic risk of its investment in the Company Securities for an indefinite period of time unless the Company Securities are subsequently registered under the Securities Act , pursuant to Section 2.2(c) or otherwise, or an exemption therefrom is available. Such Purchaser hereby agrees that the Company Securities will not be transferred prior to the earlier of (x) April 1, 2006 and (y) the date of the Shareholders’ Meeting, and thereafter will not be transferred other than (i) pursuant to a registration under the Securities Act or pursuant to an exemption therefrom, (ii) in compliance with any applicable state securities and insurance laws, and (iii) with prior Bermuda Approval.

(d) Such Purchaser acknowledges that Goldman, Sachs & Co. and Banc of America Securities LLC have not provided, and will not be providing, such Purchaser with any material regarding the Company Securities or the Company except for the Private Placement Memorandum. In addition, such Purchaser acknowledges that it has carefully reviewed the Private Placement Memorandum. Such Purchaser has been given access to all information regarding the Company and the business, condition and operations of the Company that such Purchaser has requested in order to evaluate its investment in the Company Securities. Such Purchaser has been given the opportunity to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Company Securities and other matters pertaining to such Purchaser’s investment in the Company Securities. Such Purchaser and its representatives have been solely responsible for Purchaser’s investigation of the Company and its management and business, for Purchaser’s own analysis of the merits and risks of its investment pursuant to this Agreement, and for its own analysis of the fairness and desirability of the terms of the investment.

(e) Such Purchaser acknowledges that Goldman, Sachs & Co. and Banc of America Securities LLC make no representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to such Purchaser by the Company, and nothing contained in any documents provided to such Purchaser is, or shall be relied upon as, a promise or representation by Goldman, Sachs & Co. or Banc of America Securities LLC.

(f) Such Purchaser acknowledges that an investment in the Company Securities involves a high degree of risk. In making its decision to purchase the Company Securities, (i) such Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Company Securities, (ii) such Purchaser has not relied and will not rely on any investigation that Goldman, Sachs & Co., Banc of America Securities LLC or any person acting on their behalf may have conducted with respect to the Company Securities or the Company and (iii) such Purchaser will make its

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own investment decision regarding the Company Securities based on its own knowledge and investigation of the Company and the Company Securities.

(g) Such Purchaser understands that the Company Securities have not been registered under the Securities Act and may not be re-offered, resold, pledged or otherwise transferred except pursuant to Rule 144 under the Securities Act (if available) or pursuant to another applicable exemption under the Securities Act, and that, in each case, such offer, sale, pledge or transfer must be made in accordance with any applicable securities laws of any state of the United States.

(h) Such Purchaser understands that Goldman, Sachs & Co. and Banc of America Securities LLC do not make any representation as to the availability of Rule 144 or any other exemption under the Securities Act for the re-offer, resale, pledge or transfer of the Company Securities.

(i) Such Purchaser understands that, unless and until registered for sale under the Securities Act, the Company Securities will bear the following legend:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT (i) PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (B) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS AS TO WHICH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY AND (ii) WITH THE PRIOR WRITTEN APPROVAL OF THE BERMUDA MONETARY AUTHORITY.”

(j) Brokers.     No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement or the other Operative Documents on the basis of any act or statement made or alleged to have been made by such Purchaser or any of its Affiliates, directors, officers or other representatives.

4.4 Additional Information.     No information provided in writing by such Purchaser in connection with the preparation of the Proxy Statement shall, at the time such information is provided, at the time of the mailing of the Proxy Statement, on the date of the Shareholders’ Meeting and on the Closing Date, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided however that the Purchasers shall have the right to correct any untrue statements or omissions so long as such correction is received by the Company within a reasonable period of time prior to the mailing of the Proxy Statement.

ARTICLE  V

SHAREHOLDER AND REGULATORY APPROVAL AND OTHER CONSENTS

5.1 Proxy Statement and Other Filings; Board Recommendations.

(a) Within ten (10) Business Days of the Closing Date, the Company shall prepare and file with the SEC a preliminary Proxy Statement and any necessary supplements and amendments thereto. Each of the parties hereto shall use all commercially reasonable efforts to finalize the Proxy Statement as promptly as practicable after the date hereof. Each of the Purchasers shall cooperate with the Company in the preparation of the Proxy Statement and in the preparation of any amendments or supplements thereto (including, if required by Law or regulation of the SEC, the providing to the Company of information concerning its business and financial statements and affairs). In addition, the parties shall cooperate in the preparation of the Proxy Statement and any amendments and supplements thereto. As promptly as practicable after it has been determined by the Company that the Proxy Statement is final, the Proxy Statement shall be mailed to the shareholders of Company. Each of the parties hereto shall cause the Proxy Statement to comply in all material respects as to form and substance with respect to such party with the applicable requirements of (i) the Exchange Act, (ii) the Securities Act, (iii) the rules and regulations of the New York Stock Exchange and (iv) Bermuda law. As promptly as practicable after the date of

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this Agreement, each of Company and Purchasers will prepare and file any other filings required to be filed by such party by it under the Exchange Act, the Securities Act or any other federal, foreign or blue sky or related Laws relating to the issuance of the Company Securities and the transactions contemplated by this Agreement and the other Operative Documents. The Company shall notify the Purchasers promptly upon the receipt of any comments from the SEC or its staff or any other government officials relating to the Proxy Statement or of any request by the SEC or its staff or any other government officials for amendments or supplements to preliminary Proxy Statement or for additional information and, except as may be prohibited by Law applicable to such party, each party will supply the other with copies of all related correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand. Each of the Company and the Purchasers will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.1(a) to comply in all material respects with all applicable requirements of Law.

(b) The Proxy Statement shall include a proposal that the shareholders of the Company approve (i) the authorization of an additional 300,000,000 Common Shares, and (ii) the exchange of the Perpetual Preferred Shares into Common Shares.

(c) Each of the Purchasers, on the one hand, and the Company, on the other hand, shall promptly inform the other of any event which is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing and the Company shall amend or supplement the Proxy Statement to the extent required by Law to do so.

5.2 Shareholder Meeting.

(a) The Company shall take all action necessary, in accordance with its Memorandum of Association, Bye-Laws and applicable Law, to call and convene the Shareholders’ Meeting as promptly as practicable after the date hereof for the purpose of voting upon the matters included in the Proxy Statement. The Company may adjourn or postpone the Shareholders’ Meeting if, and only if, the requisite number of Common Shares necessary to conduct business at the Shareholders’ Meeting are not represented, either in person or by proxy. Without limiting the generality of the foregoing, the Company agrees that, subject to its rights to terminate this Agreement pursuant to Section 9.1, its obligations pursuant to the first sentence of this Section 5.2 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of an offer to merge, amalgamate, consolidate, or acquire substantially all of the assets of, the Company. The Company shall use all commercially reasonable efforts to (i) hold the Shareholder’s Meeting as soon as practicable after the date hereof, (ii) solicit from its shareholders proxies in favor of the proposals included in the Proxy Statement and (iii) obtain a favorable vote at the Shareholder’s Meeting on the proposals included in the Proxy Statement.

(b) The Board of Directors shall recommend that the Company’s shareholders vote in favor of adopting and approve the proposals described in clauses (i) and (ii) Section 5.1(b) and the Proxy Statement shall include a statement to such effect. The Board of Directors shall not withdraw or modify, in a manner adverse to the Purchasers, the approval or recommendation by such Board of Directors of this transaction contemplated hereby.

5.3 Other Authorizations; Consents.

(a) Each party hereto shall take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and shall use all reasonable efforts to obtain, as promptly as practicable, (i) all authorizations, consents, orders and approvals of all Governmental or Regulatory Authorities that may be or become necessary for such party’s execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the other Operative Documents and (ii) all approvals and consents (including, without limitation, those approvals, consents and authorizations specified in Schedule 3.15) required under all Contracts to which the Company or any of its Subsidiaries is a party (including, without limitation, all Contracts involving indebtedness of the Company) to consummate the transactions contemplated hereby. Each party will cooperate fully (including, without limitation, by providing all information the other party reasonably requests) with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals. Notwithstanding the foregoing, none of the Purchasers nor any of their respective Affiliates shall have any obligation to dispose of, hold separate or otherwise restrict its enjoyment of any of its Assets and Properties.

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(b) Each party hereto shall promptly inform the other party of any communication from any Governmental or Regulatory Authority regarding any of the transactions contemplated by this Agreement. If any party or Affiliate thereof receives a request for additional information or documentary material from any such Governmental or Regulatory Authority with respect to the transactions contemplated hereby, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

5.4 Further Assurances.     The Company will, whenever and as often as reasonably requested to do so by the Purchasers do, execute, acknowledge and deliver any and all such other and further acts, assignments, transfers and any instruments of further assurance, approvals and consents as are necessary or proper in order to complete, ensure and perfect the sale, transfer and conveyance to the Purchasers the Company Securities and the consummation of the other transactions contemplated hereby.

ARTICLE  VI

COMPANY COVENANTS

6.1 Visits and Inspections.     The Company shall permit authorized representatives of each Purchaser, from time to time but only during normal business hours, to visit and inspect the Assets and Properties of the Company, inspect, audit and make extracts from the books and records of the Company and its Subsidiaries, and discuss with the officers, employees and independent accountants of the Company and its Subsidiaries, its business, assets, liabilities, financial condition, business prospects and results of operations.

6.2 Maintenance of Books and Records; Financial Statements; Report; Etc.     The Company shall keep, and cause its Subsidiaries to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with generally accepted accounting principles reflecting all of its Subsidiaries’ financial transactions. The Company shall furnish to each Purchaser promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which the Company has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which the Company files with the SEC or any Governmental or Regulatory Authority which may be substituted therefor, or any national securities exchange.

6.3 Use of Proceeds.     The Company shall use the net proceeds from the sale of the Perpetual Preferred Shares to expand its reinsurance business in the lines of business currently conducted.

6.4 Shares Issuable Upon Mandatory Exchange.     On and after the Closing Date, the Company shall reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the mandatory exchange of the Perpetual Preferred Shares upon the satisfaction of the Exchange Conditions Precedent, the full number of Common Shares as shall be sufficient to effect the mandatory exchange of the Perpetual Preferred Shares from time to time outstanding.

6.5 Public Offering.     The Company will use its reasonable best efforts to cause the Public Offering to be completed as promptly as practicable after the date of this Agreement.

ARTICLE  VIA

COVENANT OF THE PURCHASERS

6A.1 Standstill.     Each of the Purchasers agrees, for itself and each of its respective Affiliates, that during the period from the Closing Date to the earlier of (i) the day immediately following the date of the Special Shareholders’ Meeting and (ii) April 1, 2006, the holders of the Perpetual Preferred Shares shall refrain from (a) selling, pledging or otherwise transferring, or entering into any agreement to sell, pledge or otherwise transfer, any Perpetual Preferred Shares, (b) directly or indirectly selling Perpetual Preferred Shares or Common Shares short, (c) directly or indirectly engaging in hedging and similar transactions involving Perpetual Preferred Shares or Common Shares or securities convertible into Common Shares, (d) directly or indirectly initiating or participating in any proxy contest that seeks control of the Company (provided that this shall not prohibit any

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holder from exercising any voting rights it may have) and (e) directly or indirectly making any offer to purchase the Company or any of its assets.

ARTICLE  VII

CONDITIONS TO CLOSING

7.1 The Purchasers’ Conditions.      The obligations of each Purchaser hereunder are subject to the following (all or any of which may be waived in whole or in part by such Purchaser in its sole discretion):

(a) Representations and Warranties.     The representations and warranties of the Company set forth in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall have been true, correct and complete in all respects), and any representations and warranties made as of a specified date earlier than the Closing Date shall have been true, correct and complete in all material respects on and as of such earlier date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall have been true, correct and complete in all respects).

(b) Material Adverse Effect.     Except as disclosed herein, in the SEC Documents, the Statutory Statements or the Financial Statements, on the date hereof there shall have been no event, occurrence, development or state of circumstances that individually, or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(c) Closing of the Pubic Offering.     There shall have occurred or, concurrent with the Closing hereunder, be occurring, a closing of the sale of the Company’s Common Shares offered pursuant to an underwritten public offering commenced within several days’ following the date of this Agreement and valued in the aggregate at not less than $75,000,000.

(d) Performance.     The Company shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or before the Closing.

(e) Officers’ Certificates.     The Purchasers shall have received (i) a certificate, dated the Closing Date and executed by the Chief Executive Officer of the Company certifying as to the matters covered by Sections 7.1(a) and 7.1(d) hereof and (ii) a certificate, dated the Closing Date and executed by the Secretary of the Company, each in form and substance as is customary for transactions such as those contemplated by this Agreement.

(f) Delivery of Documents and Perpetual Preferred Shares.     Each Purchaser shall have received duly executed copies of the Operative Documents and the Perpetual Preferred Shares purchased by such Purchaser hereunder.

(g) No Actions or Proceedings.     No action, proceeding, investigation, regulation or legislation (including, without limitation, any temporary restraining order, preliminary or permanent injunction or other order) shall have been instituted or issued by, or threatened or proposed before any, Governmental or Regulatory Authority to enjoin, restrain or prohibit the consummation of the transactions contemplated hereby or the other Operative Documents, including, without limitation, the issuance of the Perpetual Preferred Shares.

(h) Regulatory Consents and Approvals.     All consents, approvals and actions of, filings with and notices to, any Governmental or Regulatory Authority (including, without limitation, the Bermuda Approval and the other consents, authorizations and approvals set forth in Section 3.15 and Schedule 3.15) necessary to permit the Purchasers and the Company to perform their respective obligations under this Agreement and the other Operative Documents to which they are a party, and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, shall be in form and substance reasonably satisfactory to Purchasers and shall be in full force and effect.

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(i) No Change in Law.     As of the Closing Date, there shall not have been any change in any Law applicable to any Purchaser that would prevent the performance of this Agreement or the consummation by such Purchaser of any material aspect of the transactions contemplated hereby.

(j) Ratings.     The Reinsurance Subsidiaries shall have a rating of “A-” or higher from A.M. Best & Company and a rating of “A-” or higher from Standard & Poor’s and neither rating agency shall have publicly announced, orally or in writing, a pending downgrade of the rating assigned to any Reinsurance Subsidiary to a rating below “A-”. For the avoidance of doubt, the placing of such ratings on ratings watch, with or without negative implications, shall not constitute a public announcement of a pending downgrade.

(k) Third Party Consents.     All approvals, consents and waivers necessary, or reasonably requested by the Purchasers (other than with respect to any Governmental or Regulatory Authority and the Shareholder Approval), including, without limitation, those listed on Schedule 8.1(l) to permit the Purchasers and the Company to perform their respective obligations under this Agreement and the other Operative Documents to which they are a party, and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, shall be in form and substance reasonably satisfactory to Purchasers and shall be in full force and effect.

(l) Opinions of Counsel.     The Purchasers shall have received opinions from Conyers Dill & Pearman, special Bermuda counsel for the Company, and Sidley Austin Brown & Wood LLP, special U.S. counsel for the Company, as to (i) the good standing of the Company, (ii) the due authorization of the Company to enter into this Agreement, (iii) the validity of the Perpetual Preferred Shares and (iv) the sale of the Perpetual Preferred Shares by the Company to the Purchasers being exempt from registration under the Securities Act.

(m) Minimum Number of Perpetual Preferred Shares Being Sold.     The Company shall be selling at least 375,000 shares of the Perpetual Preferred Shares pursuant to this Agreement at the Closing.

7.2 Company’s Conditions.     The obligations of the Company hereunder are subject to the following (all or any of which may be waived in whole or in part by the Company in its sole discretion):

(a) Payment.     The Company shall have received full payment of the Purchase Price from each Purchaser in consideration for the sale of the Perpetual Preferred Shares being sold to such purchaser pursuant to this Agreement at the Closing (each such Purchaser, a “Closing Date Purchaser”)

(b) Delivery of Documents.     The Company shall have received duly executed copies of the Operative Documents from each Closing Date Purchaser.

(c) Representations and Warranties.     The representations and warranties of each Closing Date Purchaser set forth in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true, correct and complete in all respects), and any representations and warranties made as of a specified date earlier than the Closing Date shall have been true, correct and complete in all material respects on and as of such earlier date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall have been true, correct and complete in all respects).

(d) Performance.     Each Closing Date Purchaser shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by such Closing Date Purchaser at or before the Closing.

(e) Officers’ Certificates.     The Company shall have received from each Closing Date Purchaser (i) a certificate, dated the Closing Date and executed by an officer of such Closing Date Purchaser certifying as to the matters covered by Sections 7.2(a) and 7.2(c) hereof, and (ii) a certificate, dated the Closing Date and executed by the secretary or assistant secretary of such Closing Date Purchaser each in form and substance as is customary for transactions as those contemplated by this Agreement.

(f) No Actions or Proceedings.     No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental or Regulatory Authority or legislative body to enjoin, restrain or prohibit the consummation of the transactions contemplated hereby or by the Perpetual Preferred Shares.

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(g) Regulatory Consents and Approvals.     All consents, approvals and actions of, filings with and notices to, any Governmental or Regulatory Authority (including, without limitation, the Bermuda Approval and the other consents, authorizations and approvals set forth in Section 3.15 and Schedule 3.15) necessary to permit the Closing Date Purchasers and the Company to perform their respective obligations under this Agreement and the Operative Agreements to which they are a party, and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, and shall be in full force and effect. The Company shall have obtained copies of all Consents referred to in Schedule 3.15, which shall be in form and substance acceptable to the Closing Date Purchasers and their counsel.

(h) No Change in Law.     As of the Closing Date, there shall not have been any change in any Law applicable to any Closing Date Purchaser that would prevent the performance of this Agreement or the consummation by such Closing Date Purchaser of any material aspect of the transactions contemplated hereby.

(i) Minimum Number of Perpetual Preferred Shares Being Sold.     If any of the conditions set forth in Section 7.1 shall have not been satisfied in accordance with its terms, one or more of the Purchasers of not fewer than an aggregate of 187,500 shares of the Perpetual Preferred Shares shall have waived each such condition in accordance with Section 9.6 and shall have agreed to purchase such Perpetual Preferred Shares at the Closing.

ARTICLE  VIII

TERMINATION AND ABANDONMENT

8.1 Termination of Agreement and Abandonment of Transactions.     Anything herein to the contrary notwithstanding, this Agreement and the transactions contemplated hereby may be terminated at any time before the Closing if, and only if, there shall have occurred and be continuing a Material Adverse Effect; provided however, this Agreement shall also terminate and be of no further force and effect in the event that the Closing hereunder shall not have occurred by October 30, 2005. Under such circumstances, the Purchasers shall give written notice of termination to the Company.

ARTICLE  IX

MISCELLANEOUS

9.1 Notices.     All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

(a) If to the Company, to:

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda Facsimile No.: (441) 296-6162 Attn: Jeffrey L. Radke

with a copy to:

Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, NY 10019 Facsimile No.: (212) 839-5599 Attn: Jack I. Kantrowitz

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(b) If to a Purchaser, as specified on Exhibit A:

All such notices, requests and other communications will (i) if delivered personally against written receipt to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided for in this Section, be deemed given upon facsimile confirmation, (iii) if delivered by mail in the manner described above to the address as provided for in this Section, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by nationally recognized overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

9.2 Payment of Expenses.     The Company and the Purchasers will each be responsible for the payment of their own respective costs and expenses incurred in connection with the negotiations leading up to and the performance of their respective obligations pursuant to this Agreement.

9.3 Entire Agreement.     This Agreement and the other Operative Documents supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

9.4 Survival of Covenants.     The covenants and agreements of the Company and Purchasers contained in this Agreement will survive the Closing.

9.5 Further Assurances; Post-Closing Cooperation.     At any time or from time to time after the Closing, the Company shall at its own cost and expense execute and deliver to Purchasers such other documents and instruments, provide such materials and information and take such other actions as Purchasers may reasonably request to consummate the transactions contemplated by this Agreement and the other Operative Documents and otherwise to cause the Company to fulfill their obligations under this Agreement and the other Operative Documents.

9.6 Waiver.     Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

9.7 Amendment.     This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

9.8 Third Party Beneficiaries.     The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person.

9.9 No Assignment; Binding Effect.     Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by the Company without the prior written consent of Purchasers, or by any Purchaser without the prior written consent of the Company and any attempt to do so will be void; provided that this Agreement shall in no event prohibit or restrict in any manner the transferability of the Company Securities; and provided, further, that any Purchaser may assign its rights under this Agreement and the other Operative Documents (i) to any Affiliate of such Purchaser subject to the prior consent of the Company, which consent may be withheld by the Company only if such assignment would result or is reasonably likely to result in material negative tax consequences to the Company or any of its shareholders (it being understood that no such assignment shall relieve assignor of its obligation hereunder) and (ii) to another Purchaser or any Affiliate of another Purchaser subject to the prior consent of the Company, which consent may be withheld by the Company only if such assignment would result or is reasonably likely to result in material negative tax consequences to the Company or any of its shareholders (it being understood that such assignment

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will relieve assignor of its obligations hereunder). Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

9.10 Headings.     The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.11 Invalid Provisions.     If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

9.12 Governing Law.     This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

9.13 Waiver of Jury Trial.     BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS OR ANY DOCUMENTS RELATED HERETO.

9.14 Jurisdiction.     Each party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York located in New York County and the United States Federal District Court of the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided however, that such consent to jurisdiction is solely for the purpose referred to in this Section 9.14 and shall not be deemed to be a general submission to the jurisdiction of said Courts other than for such purpose.

9.15 Construction.     The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentum.

9.16 Counterparts.     This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

9.17 Publicity.     At all times at or before the Closing, the parties hereto shall each consult with the other parties hereto before issuing or making any reports, statements, or releases to the public with respect to this Agreement or the other Operative Documents and the transactions contemplated hereby and thereby and shall use good faith efforts to agree on the text of a joint public report, statement, or release or shall use good faith efforts to obtain the other parties’ approval of the text of any public report, statement, release to be made solely on behalf of a party.

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9.18 Confidentiality.

(a) Any information delivered pursuant to the terms of this Agreement or received in connection with the negotiation or preparation of this Agreement or the other Operative Documents (including, without limitation, in connection with the performance by the Purchasers of their due diligence) which is known or should be known to the receiving party to be confidential shall be kept confidential by the parties and shall not be divulged to third parties, other than to the respective parties’ affiliates, members, beneficial interest holders and managers, accountants, attorneys and advisors (collectively, “Representatives”); provided that each party shall be responsible for the confidentiality of information given to its respective Representatives; and provided further, that any party may disclose any information pursuant to any legal requirement or any court, regulatory or governmental order, request or requirement. Each party shall give the other parties notice of any required legal or court, regulatory or governmental disclosure so that such other parties may have an opportunity to seek to prevent or limit disclosure.

(b) The provisions of Section 9.18(a) shall not apply to information that is (i) received by a party (or an Affiliate of such party) that is or becomes generally available to the public other than as a result of a breach by such party or any of its Affiliates of the provisions of Section 9.18(a), (ii) hereafter lawfully acquired by a party (or an Affiliate of such party) on a non-confidential basis from a source that, to such party’s knowledge at the time, is not providing such information in violation of a confidentiality or similar agreement with any Person or (iii) known to such party prior to receipt thereof from the other party or its Affiliates.

[signature page to follow]

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

PXRE Group Ltd.

By: /s/ Robert P. Myron
Name: Robert P. Myron
Title: SVP & Treasurer

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

By: Anchorage Advisors, L.L.C., its advisor

By: Anchorage Advisors Management, L.L.C.,
its Managing Member

By: /s/ Anthony Davis
Name: Anthony Davis
Title: Managing Member

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Cannell Capital LLC

By: /s/ J. Carlo Cannell
Name: J. Carlo Cannell
Title: Managing Member

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

CapZ PXRE Holdings, LLC

By: Capital Z Financial Services Private Fund II, L.P.,
its Managing Member

By: Capital Z Partners, Ltd, its ultimate general partner

By: /s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

CapZ PXRE Holdings Private, LLC

By: Capital Z Financial Services Private Fund II, L.P.,
its Managing Member

By: Capital Z Partners, Ltd, its ultimate general partner

By: /s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

D.E. Shaw Investment Group, L.L.C.

By: D.E. Shaw & Co., L.P., as managing member

By: /s/ Max Stone
Name: Max Stone
Title: Managing Director

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

D.E. Shaw Valence Portfolios, L.L.C.

By: D.E. Shaw & Co., L.P., as managing member

By: /s/ Max Stone
Name: Max Stone
Title: Managing Director

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Endicott Management Company

By: /s/ Robert I. Usdan
Name: Robert I. Usdan
Title: Co-President
Endicott Partners, L.P.

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Endicott Management Company

By: /s/ Robert I. Usdan
Name: Robert I. Usdan
Title: Co-President
Endicott Partners II, L.P.

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Endicott Management Company

By: /s/ Robert I. Usdan
Name: Robert I. Usdan
Title: Co-President
Endicott Offshore Investors, Ltd.

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Endicott Management Company

By: /s/ Robert I. Usdan
Name: Robert I. Usdan
Title: Co-President
Engineers Joint Pension Plan & Trust

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Endicott Management Company

By: /s/ Robert I. Usdan
Name: Robert I. Usdar
Title: Co-President
International Bancshares Corporation
Employees Profit Sharing Plan & Trust

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Endicott Portfolio Management, LLC

By: /s/ Robert I. Usdar
Name: Robert I. Usdar
Title: Co-President
EHL Endicott Limited.

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Eton Park Capital Management, L.P.

By: /s/ Eric Mindich
Name: Eric Mindich
Title:

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

OZ Master Fund, Ltd.

By: /s/ Joel Frank
Name:
Title:

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Perry Partners, L.P.

By: /s/ Michael Neus
Name: Perry Capital, L.L.C. as
investment advisor, by:

Name: Michael C. Neus
Title: General Counsel

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Perry Partners International, Inc.

By: /s/ Michael Neus
Name: Perry Capital, L.L.C. as
investment advisor, by:

Name: Michael C. Neus
Title: General Counsel

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

RESERVOIR MASTER FUND, L.P.
by RMF GP, L.L.C., its general partner
by Reservoir PCA Fund, L.P., its sole member
by Reservoir Capital Group, L.L.C.,
its general partner

By: /s/ Craig Huff
Craig Huff
President

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Royal Capital Management, LLC

By: /s/ Yale Fergang
Name: Yale Fergang
Title: Managing Member

on behalf of
Royal Capital Value Fund, LP
Royal Capital Value Fund (QP), LP
Royal Cap Value Fund, Ltd.
and Seneca Capital, LP

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

SAB Capital Partners, L.P.

By: SAB Capital Advisors, L.L.C., General Partner

By: /s/ Brian Jackelow
Name: Brian Jackelow
Title: Chief Fianancial Officer

SAB Overseas Master Fund, L.P.
By: SAB Capital Advisors, L.L.C., General Partner
By: /s/ Brian Jackelow
Name: Brian Jackelow
Title: Chief Fianancial Officer

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IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Scopia Partners LLC
by Scopia Management, Inc.,
Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

Scopia Partners QP LLC
by Scopia Management, Inc.,
Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

Scopia PX LLC
by Scopia Management, Inc.,
Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

Scopia Long LLC
By Scopia Management, Inc.,
Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

Scopia International Limited
by Scopia Management, Inc.,
Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

Scopia PX International Limited
by Scopia Management, Inc.,
Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

The Coast Fund L.P. by Scopia Management,
Inc., Investment Manager

By: /s/ Matthew Sirovich
Name: Matthew Sirovich
Title: Executive Vice President

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Appendix IV

EXHIBIT C
FORM OF REGISTRATION RIGHTS AGREEMENT

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PXRE GROUP LTD.
SERIES D PERPETUAL PREFERRED SHARES
REGISTRATION RIGHTS AGREEMENT

To the Purchasers named in Exhibit A
     to the Purchase Agreement

Ladies and Gentlemen:

PXRE Group Ltd., a Bermuda corporation (the “Company”), proposes to issue and sell in a private placement pursuant to Section 4(2) of the Securities Act (as defined below) (such issuance and sale, the “Initial Placement”) to the several parties named in Exhibit A to the Purchase Agreement (the “Initial Purchasers”) for whom you (the “Representatives”) are acting as representatives, upon the terms set forth in a purchase agreement dated September 29, 2005 (the “Purchase Agreement”), $             aggregate principal amount of its Series D Perpetual Preferred Shares, par value $1.00 per share (the “Preferred Shares”).

The Preferred Shares will be manditorily exchanged into Common Shares, par value $1.00 per share, of the Company (“Common Shares”), upon the satisfaction of certain conditions as set forth in the Private Placement Memorandum.

As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Preferred Shares and the Common Shares issuable upon conversion of the Preferred Shares (including you), as follows:

Section 1. Definitions

As used in this Agreement, the following terms have the respective meanings set forth below:

Agreement: shall mean this Registration Rights Agreement among the Initial Purchasers and the Company;

Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

Exchange Act: shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission promulgated thereunder;

Holder: shall mean any holder of Registrable Securities;

Majority Holders: shall mean the Holders holding a majority of the then outstanding Registrable Securities, provided, however, that Preferred Shares or Common Shares for which Preferred Shares have been exchanged which have been sold or otherwise transferred pursuant to the Shelf Registration Statement or Company Registration Statement shall not be included in the calculation of the Majority Holders;

Notice and Questionnaire: shall mean a Notice of Registration Statement and Selling Shareholder Questionnaire substantially in the form of Exhibit A hereto;

Person: shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

Prospectus: shall mean the prospectus included in the Shelf Registration Statement or Company Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement or Company Registration Statement, and all amendments and supplements to such prospectus, including all documents filed

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after the date of such prospectus by the Company under the Exchange Act and incorporated or deemed to be incorporated by reference in such prospectus;

Registrable Securities: shall mean (A) the Preferred Shares, (B) the Common Shares issuable upon conversion of the shares of Preferred Shares and (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Preferred Shares or the Common Shares issuable upon conversion of the Preferred Shares, provided, however, that Registrable Securities shall not include securities in clauses (A), (B) or (C) above which have been transferred pursuant to a Shelf Registration Statement or Company Registration Statement;

Registration Expenses: shall mean all expenses incurred by the Company in compliance with Section 2(a) and (b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for the Selling Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) but shall exclude underwriting fees, discounts and expenses with respect to the sale of the Registrable Securities;

Security, Securities: shall have the meaning set forth in Section 2(I) of the Securities Act;

Securities Act: shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder;

Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Selling Holders other than fees and expenses of one counsel for the Selling Holders;

Shelf Registration Statement: means a “shelf” registration statement of the Company filed pursuant to the provisions of Section 2 hereof which covers some or all of the Registrable Securities on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, or any additional registration statements filed because the Company could not obtain the withdrawal of a stop order suspending the effectiveness of the Shelf Registration Statement or pursuant to Section 2(a)(i)(2) hereof, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

Section 2. Registration Rights

(a) Shelf Registration Statement.

(i) The Company shall prepare and file with the Commission promptly following receipt of notice from the Holders (the “Demand Notice”) and in any event within 30 days the date of the Purchase Agreement, a Shelf Registration Statement with respect to resales of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution designated by such Holders and set forth in such Shelf Registration Statement (subject to Section 2(d)(xviii) hereof) and thereafter shall use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act within         days after receipt of the Demand Notice. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Securities Act, the Exchange Act or the Commission.

(ii) (1) Each Holder wishing to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus agrees to deliver to the Company the Notice and Questionnaire, together with such information as the Company shall reasonably request, to the Company at least ten business days prior to the effectiveness of the Shelf Registration Statement. The Company shall take action to name each Holder as of the date that is five calendar days prior to the effectiveness of the Shelf Registration Statement so that such Holder is named as a selling security holder in the Shelf Registration Statement at the time of its

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effectiveness and is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder’s Registrable Securities in accordance with applicable law.

(2) After the Shelf Registration Statement has become effective, the Company shall, upon the request of any Holder of Registrable Securities, promptly send a Notice and Questionnaire to such Holder. From and after the date on which the Shelf Registration Statement has become effective, the Company shall (i) as promptly as is practicable after the date a completed and signed Notice and Questionnaire and such other information as the Company may reasonably request is delivered to the Company by such holder, and in any event within [five] Business Days after such date, prepare and file with the Commission (x) a supplement to the Prospectus or, if required by applicable law regulation or decision of the staff of the Commission, a post-effective amendment to the Shelf Registration Statement, provided, however, that if and when requested by the Holders of the Preferred Shares, each underwritten offering of Common Shares shall be for not less than $50,000,000, and provided further that the Company will not be required to prepare and file with the Commission a prospectus supplement with respect to an underwritten offering of Common Shares of under such Shelf Registration Statement, more frequently than twice in any 12-month period, and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Registrable Securities in accordance with applicable law, and (ii) use their reasonable best efforts to cause any such post-effective amendment to become effective under the Securities Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Blackout Event, the Company shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Blackout Event.

No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or any Company Registration Statement as provided in Section 2(b) or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has complied with the foregoing requirements and has provided the information as requested by the Company in accordance with this Agreement for such Holder to be named as a selling securityholder in the Shelf Registration Statement (any such named Holder, a “Selling Holder”).

(iii) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable, subject to Section 2(a)(iv) hereof, by all Selling Holders until the earliest of (i) the second anniversary of the Initial Placement, (ii) the date on which all the Registrable Securities may be sold by non-affiliates (“affiliates” for such purpose having the meaning set forth in Rule 144 under the Act) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act, (iii) the date as of which all the Registrable Securities have been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) and (iv) such date as of which all the Registrable Securities have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the “Shelf Registration Period”).

The Company will, (x) subject to Section 2(a)(iv), prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(a)(iv), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and (z) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

(iv) If, in the reasonable good faith judgment of the Company, any pending bankruptcy or insolvency, pending material merger, acquisition, corporate reorganization, other material transaction or other event or circumstance involving the Company or any of its affiliates makes it imprudent for the Company to file a registration statement or to be in registration (any such event, circumstance or transaction, a “Blackout Event”), the Company shall not be obligated to effect (whether by filing a registration statement, seeking effectiveness of a registration statement or otherwise) any registration requested by Holders or affiliate

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thereof. If the Company determines that a Blackout Event exists, any sale of securities by any Holder or any affiliate thereof, shall be postponed until the Blackout Event no longer exists, provided, however, that no such postponement shall exceed 90 days. The Company may suspend the use of the Prospectus for the duration of any Blackout Event.

(v) Underwriting.     If the any of the Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 2(a)(i).

(b) Company Registration Statement.

(i) If the Company shall determine to register any of its Common Shares either for its own account or for the account of any other shareholder (each such instance, a “Company Registration Statement” and the period during which such Company Registration Statement is effective, the “Company Registration Period”), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

(1) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(2) include in such Company Registration Statement (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, the Registrable Securities specified in a written request or requests made by the Holders within              days after receipt of the written notice from the Company described in clause (1) above, except as set forth in Section 2(b)(ii) below. Such written request may specify all or a part of the Holders’ Registrable Securities. Each Holder wishing to sell Registrable Securities pursuant to the Company Registration Statement and related Prospectus agrees to deliver to the Company the Notice and Questionnaire, together with such information as the Company shall reasonably request, to the Company at least [five] business days prior to the effectiveness of the Company Shelf Registration Statement. Upon the delivery of the Notice and Questionnaire, and such other information as the Company shall reasonably request, to the Company, such Holder shall be deemed a Selling Holder. In the event any Holder requests inclusion in a Company Registration Statement pursuant to this Section 2(b) in connection with a distribution of Registrable Securities to its partners, the Company Registration Statement shall provide for the resale by such partners, if requested by such Holder.

(ii) Underwriting. If the Company Registration Statement of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(1) above. In such event, the right of each of the Holders to registration pursuant to this Section 2(b) shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the underwriter or underwriters determine that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting pursuant to Section 2(d)(xviii).

(c) Expenses of Registration.     All Registration Expenses incurred in connection with any Shelf Registration Statement or Company Registration Statement , qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Selling Holders.

(d) Registration Procedures.     In connection with the Shelf Registration Statement or Company Registration Statement, the following provisions shall apply, as applicable:

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(i) The Company shall:

(1) furnish to the Selling Holders, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement or Company Registration Statement, and each amendment thereof, and a copy of any Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Selling Holders reasonably and promptly propose; and

(2) include information regarding the Selling Holders and the methods of distribution they have designated for their Registrable Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

(ii) Subject to Section 2(a)(iv), the Company shall ensure that (i) each of the Shelf Registration Statement and Company Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) each of the Shelf Registration Statement or Company Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of the Shelf Registration Statement or Company Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to information with respect to any underwriter or any Holder required to be included in the Shelf Registration Statement or Company Registration Statement or Prospectus pursuant to the Securities Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such underwriter or Holder.

(iii) The Company, as promptly as reasonably practicable, shall advise the Selling Holders:

(1) when the Shelf Registration Statement or Company Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission following effectiveness of the Shelf Registration Statement or Company Registration Statement for amendments or supplements to the Shelf Registration Statement or Company Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company’s Exchange Act filings);

(3) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement or Company Registration Statement would be appropriate;

(4) of the commencement or termination of (but not the nature of or details concerning) any Blackout Event;

(5) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or Company Registration Statement or the initiation of any proceedings for that purpose;

(6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included in the Shelf Registration Statement or Company Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(7) of the happening of (but not the nature of or details concerning) any event that requires the making of any changes in the Shelf Registration Statement or Company Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement, Company Registration Statement or the Prospectus, as the case may be, does not include an

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untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

(8) of the Company’s suspension of the use of the Prospectus as a result of any of the events or circumstances described in paragraphs (2) through (7) above, and of the termination of any such suspension.

(iv) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or Company Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction at the earliest possible time.

(v) The Company shall promptly furnish to each Selling Holder, without charge, at least one copy of the Shelf Registration Statement or Company Registration Statement and any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules.

(vi) The Company shall, during the Shelf Registration Period or Company Registration Period, promptly deliver to each Selling Holder and any sales or placement agent or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement or Company Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(a)(iv) and 2(d)(xvi) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period or Company Registration Period.

(vii) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement or the Company Registration Statement, the Company shall cooperate with the Selling Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Selling Holder reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement or Company Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in any such jurisdiction where it is not then so subject.

(viii) The Company shall cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to the Shelf Registration Statement or Company Registration Statement free of any restrictive legends and registered in such names as Selling Holders may request.

(ix) Subject to the exceptions contained in (A) and (B) of Section 2(d)(vii) hereof, the Company shall use its reasonable best efforts to cause the Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities as contemplated by the Shelf Registration Statement or the Company Registration Statement; without limitation to the foregoing, the Company shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offering under the Shelf Registration Statement or the Company Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

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(x) Upon the occurrence of any event described in Section 2(d)(iii) hereof, the Company shall as soon as reasonably practicable prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or Company Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Shelf Registration Statement or Company Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company’s obligations under this paragraph (x) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(a)(iv) hereof and given notice of such suspension to Selling Holders, it being understood that the Company’s obligations under this Section 2(d)(x) shall be automatically reinstated at the end of such Blackout Event.

(xi) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its Holders as soon as practicable but in any event not later than [     ] days after the end of a 12-month period (or [     ] days, if such period is a fiscal year) after (i) the effective date of the Shelf Registration Statement or Company Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement or Company Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement or Company Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the Commission thereunder.

(xii) Upon request of the Majority Holders, the Company shall cause all Registrable Securities issued (or, in the case of Common Shares issuable upon conversion of the Preferred Shares) to be listed on each securities exchange or quotation system on which the Common Shares are then listed no later than the date the Shelf Registration Statement or the Company Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

(xiii) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement or Company Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Securities Act and the rules and regulations promulgated thereunder, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

(xiv) The Company, subject to the provisions of paragraph (xviii) of this Section 2(d), shall enter into such customary agreements (including underwriting agreements) and take all other appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 5. The plan of distribution in the Shelf Registration Statement or the Company Registration Statement and the Prospectus included therein shall permit resales of Registrable Securities to be made by selling security holders through underwriters, brokers and dealers, and shall also include such other information as the Selling Holders may reasonably request.

(xv) In connection with an underwritten offering, if any, the Company shall, if reasonably requested in writing by Majority Holders:

(1) make reasonably available for inspection during normal business hours by any underwriter participating in any disposition pursuant to such Shelf Registration Statement or Company Registration Statement, and any attorney, accountant or other agent retained by any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and their

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subsidiaries as is customary for due diligence examinations in connection with public offerings; provided, however, if the foregoing inspection would otherwise disrupt the Company’s conduct of its business, such inspection shall, to the greatest extent practicable, be coordinated by the underwriters on behalf of the other parties;

(2) cause the Company’s officers, directors, employees, accountants and auditors to supply, during normal business hours, all relevant information reasonably requested by any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement or Company Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality; provided, further, that if the foregoing information gathering would otherwise disrupt the Company’s conduct of its business, such information gathering shall, to the greatest extent practicable, be coordinated by the underwriters on behalf of the other parties;

(3) deliver a letter, addressed to the Selling Holders and the underwriters, if any, in which the Company shall make such representations and warranties in form, substance and scope as are customarily made by issuers to underwriters;

(4) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the underwriters, if any) addressed to each Selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings;

(5) obtain “cold comfort” letters and updates thereof from the current and former independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement or Company Registration Statement), addressed to each Selling Holder (provided such Holder furnishes the accountants, prior to the date such “cold comfort” letter is required to be delivered, with such representations as the accountants customarily require in similar situations) and the underwriters, if any, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings; and

(6) deliver such documents and certificates as may be reasonably requested by the Selling Holders or, in the case of an underwritten offering, the underwriters, if any, including those to evidence compliance with Section 2(d)(x) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The foregoing actions set forth in clauses (3), (4), (5) and (6) of this Section 2(d)(xv) shall be performed at (A) the effectiveness of such Shelf Registration Statement or Company Registration Statement and each post-effective amendment thereto and (B) the closing under any underwriting or similar agreement as and to the extent required thereunder.

If any of the Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage each such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten offering unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting arrangements and other documents required under the terms of such underwriting agreements. The Holders of Registrable Securities that participate in an underwritten offering shall be required to pay on a ratable

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basis all registration expenses associated with or arising as a result of the underwritten offering, payable by such Holders pursuant to Section 2 hereof.

(xvi) Each Selling Holder agrees that, upon receipt of notice of the happening of an event described in Sections 2(d)(iii)(2) through and including 2(d)(iii)(7), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Registrable Securities and will not resume disposition of Registrable Securities until such Selling Holder has received copies of an amended or supplemented Prospectus contemplated by Section 2(d)(x) hereof, or until such Selling Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Blackout Event has been terminated, as the case may be; provided that the foregoing shall not prevent the sale, transfer or other disposition of Registrable Securities by a Selling Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Securities Act, so long as such Selling Holder does not and is not required to deliver the applicable Prospectus or the Shelf Registration Statement or Company Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 2(d)(xvi) shall not prevent the occurrence of a registration default.

(xvii) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the NASD Rules) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the NASD Rules, including, without limitation, by:

(1) if the NASD Rules shall so require, engaging a “qualified independent underwriter” (as defined in the NASD Rules) to participate in the preparation of the Shelf Registration Statement or Company Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by the Shelf Registration Statement or Company Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Registrable Securities;

(2) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 3 hereof; and

(3) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

(xviii) Anything herein to the contrary notwithstanding, the Company will not be required to pay the costs and expenses of, or to participate in the marketing or “road show” presentations of, or agree to indemnification or contribution agreements with respect to, more than two underwritten offerings initiated at the request of the Majority Holders, or to effect more than two underwritten offerings at the request of such Holders. The Company will not be required to pay the costs and expenses of, or to participate in the marketing or “road show” presentations of, an underwritten offering unless the Majority Holders have requested that such Registrable Securities be included in such an underwritten offering. Upon receipt by the Company, from the Majority Holders of a request for an underwritten offering, the Company will, within [10] days thereafter, cause the Company to mail notice to all Holders of Registrable Securities stating that: (i) the Company has received a request from the Holders of the requisite amount of Registrable Securities to effect an underwritten offering on behalf of such Holders; (ii) under the terms of this Agreement, all Holders of Registrable Securities may include their Registrable Securities in such underwritten offering, subject to the terms and conditions set forth in this Agreement and subject to the right of the underwriters to reduce, in light of market conditions and other similar factors, the aggregate principal amount of Registrable Securities included in such underwritten offering; (iii) all Holders electing to include Registrable Securities in such underwritten offering must notify the Company in writing of such election (the “Election”), and setting forth an address and facsimile number to which such written elections may be sent and the deadline (which shall be 12:00 midnight on the 10th calendar day after such notice is mailed to Holders or, if not a Business Day, the next succeeding Business Day (the “Deadline”)) by which such elections must be received by the Company; and (iv) setting forth such other instructions as shall be necessary to enable Holders to include their Registrable Securities in such underwritten offering. No Holder shall be entitled to participate in an underwritten offering unless such Holder notifies the Company of such Election by the Deadline. Notwithstanding anything to the contrary contained herein, if the underwriters for an underwritten

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offering to be effected pursuant to this Section 2(d)(xviii) advise the Holders of the Registrable Securities to be included in such underwritten offering that, because of the aggregate principal amount of Registrable Securities that such Holders have requested be included in the underwritten offering, the success of the offering would likely be materially adversely affected by the inclusion of all Registrable Securities requested to be included, then the principal amount of Registrable Securities to be offered for the accounts of Holders shall be reduced pro rata, according to the aggregate principal amount of Registrable Securities requested for inclusion by each such Holder, to the extent necessary to reduce the size of the offering to the size recommended by the underwriter. Notwithstanding anything to the contrary contained herein, neither the Company nor any Person, other than a Holder Registrable Securities and only with respect to its Registrable Securities, shall be entitled to include any securities in the underwritten offering.

(e) Without the consent of the Majority Holders, the Company will not grant rights to any other person with respect to the registration under the Securities Act of the securities of the Company that are pari passu with, or superior in any respect to, those rights granted to the Holders of the Registrable Securities hereunder.

Section 3. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement, the directors, officers, partners, members, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Company Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Holder to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein, (B) use of the Shelf Registration Statement or Company Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Section 2(a)(iv) or Section 2(d)(xvi) hereof; provided, in each case, that Holders received prior notice of such suspension, or (C) if the Holder was required under applicable law to deliver a Prospectus and fails to deliver a Prospectus, as then amended or supplemented, provided that the Company shall have delivered to such Holder such Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Holder of Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement severally and not jointly agrees to indemnify, hold harmless and reimburse

(i) the Company,

(ii) each of its directors,

(iii) each of its officers, and

(iv) each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder,

but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity; provided that the indemnity to be paid by each respective Holder shall not exceed the net proceeds received by such Holder from the offer and sale of its Registrable Securities.

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This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it was not otherwise notified of such action and such failure results in the forfeiture by the indemnifying party of any rights or defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if:

(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would not be permissible under the applicable standards of professional responsibility;

(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and that representation of the indemnified party by counsel chosen by the indemnifying party would be inappropriate due to actual or potential differing interests among the parties represented by such counsel;

(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or

(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any losses, claims, damages or liabilities by reason of any settlement of any action or proceeding effected without such indemnifying party’s prior written consent, which consent will not be unreasonably withheld.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 3 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from any sales of Registrable Securities under the Shelf Registration Statement or Company Registration Statement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed

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to be equal to the total net proceeds from the Initial Placement of the Registrable Securities pursuant to the Purchase Agreement (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received in connection with the Initial Placement of the Registrable Securities as set forth in the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Registrable Securities registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement or the Company Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 3(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who signed the Shelf Registration Statement or Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company, and each person who controls an underwriter within the meaning of either the Securities Act or the Exchange Act and each officer and director of each underwriter shall have the same rights to contribution as such underwriter, subject in each case to the applicable terms and conditions of this Section 3 (d).

(e) The provisions of this Section 3 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter, the Company, or any of the officers, directors or controlling persons referred to in Section 3 hereof, and will survive the sale by a Holder of Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement.

Section 4. Miscellaneous

(a) No Inconsistent Agreements.     The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers.     The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that with respect to any matter that directly or indirectly affects the exclusive rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to the Shelf Registration Statement or Company Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Registrable Securities being sold rather than registered under such Shelf Registration Statement or Company Registration Statement.

(c) Notices.     All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(i) if to the Initial Purchasers, initially at its address set forth in the Purchase Agreement;

(ii) if to any other Holder, at the most current address of such Holder maintained by the transfer agent for the Preferred Shares or Common Shares, or, in the case of the Selling Holder, the address set for in its Notice and Questionnaire; and

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(iii) if to the Company, initially at the Company’s address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

(d) Successors and Assigns.     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and underwriter and any such Holder and underwriter may specifically enforce the provisions of this Agreement as if an original party hereto.

(e) Counterparts.     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings.     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law.     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

(h) Severability.     In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(i) Securities Held by the Company, etc.     Whenever the consent or approval of Holders of a specified percentage of principal amount of Preferred Shares or the Common Shares issuable upon conversion of the Preferred Shares is required hereunder, Preferred Shares or Common Shares issued upon conversion of the Preferred Shares held by the Company or its affiliates (other than subsequent Holders of Preferred Shares or the Common Shares issued upon conversion of the Preferred Shares if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j) Termination.     This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period or Company Registration Period, as applicable, except for any liabilities or obligations under Sections 2(a)(iv), 2(c) or 3 to the extent arising prior to the end of such Shelf Registration Period or Company Registration Period.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

PXRE GROUP LTD.
By:
Name:
Title:

INITIAL PURCHASERS
By:
Name:
Title:

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EXHIBIT A
FORM OF SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of Series D Perpetual Preferred Shares (the “Preferred Shares”), par value $1.00 per share, of PXRE Group Ltd. (“PXRE” or the “Company”) or common shares, par value $1.00 per share, of the Company issuable upon conversion of the Preferred Shares (together with the Preferred Shares, the “Registrable Securities”) of the Company understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) dated as of October     , 2005 between the Company and the initial purchasers named therein. The Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences may arise from being named as selling securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1. (a) Full Legal Name of Selling Securityholder:

     (b) Full legal name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

     (c) Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:

     (d) Full legal name of DTC Participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person

3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

Unless otherwise indicated in the space provided below, all Registrable Securities listed in response to this Item (3) as listed above will be included in the Shelf Registration Statement. If the undersigned does not wish all such Registrable Securities to be so included, please indicate below the amount of RegistrableSecurities to be included:

4. Beneficial Ownership of Company securities owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Securityholder (include CUSIP No(s). if applicable):

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5. Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6. Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities, short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act of 1933, as amended, relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All

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notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder will notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Beneficial Owner

By:
Name:
Title:

Dated:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO

PXRE CORPORATION
PXRE HOUSE
110 PITTS BAY ROAD
PEMBROKE HM 08
BERMUDA
FACSIMILE NO.: (441) 296-6162
ATTN: JEFFREY L. RADKE

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Appendix V

September 28, 2005

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
          c/o Capital Z Partners, Ltd.
          54 Thompson Street
          New York, NY 10012

RER REINSURANCE HOLDINGS, L.P.
c/o RER Reinsurance Holdings, L.P.
777 Main Street
Suite 2250
Fort Worth, TX 76102

RESERVOIR CAPITAL PARTNERS, L.P.
RESERVOIR CAPITAL MASTER FUND, L.P.
          c/o Reservoir Capital Management L.L.C.
          650 Madison Avenue
          26th Floor
          New York, NY 10022

Robert Stavis
          c/o Bessemer Venture Partners
          1865 Palmer Avenue
          Suite 104
          Larchmont, NY 10538

Re:          Agreement to Vote

Dear Ladies and Gentlemen:

Reference is made to the proposed placement by PXRE Group Ltd. (the “Company”), through Goldman, Sachs & Co. and Banc of America Securities LLC, of up to $400 million Series D Perpetual Non-Voting Preferred Shares of the Company (the “Preferred Shares”) with qualified institutional buyers. As you aware, the Preferred Shares shall be mandatorily exchangeable for Common Shares of the Company immediately upon satisfaction of specified conditions precedent, including the affirmative vote of the Company’s existing shareholders (i) authorizing an additional 300 million of the Company’s Common Shares; and (ii) approving the exchange of the Preferred Shares into Common Shares.

This will serve to confirm the agreement of each of you to vote the entirety of your respective equity holdings of the Company in favor of (x) authorizing an additional 300 million of the Company’s Common Shares, and (y) approving the exchange of the Preferred Shares into Common Shares all upon, and subject to, the terms of the Preferred Shares. Such vote shall be given at the time of the special meeting of the Company’s shareholders being called for the purpose of such authorization of additional Common Shares and approval of the exchange of Preferred Shares into Common Shares.

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To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

Very truly yours,

PXRE GROUP LTD.

By:      /s/ Robert Myron
     Name:     Robert Myron
     Title:       Senior Vice President and Treasurer

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To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P., its general partner
By: Capital Z Partners, Ltd. its sole general partner

By:      /s/ Craig Fisher
Name:     Craig Fisher
Title:       General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P., its general partner
By: Capital Z Partners, Ltd. its sole general partner

By:      /s/ Craig Fisher
Name:     Craig Fisher
Title:       General Counsel

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To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

RESERVOIR CAPITAL PARTNERS, L.P.
By: Reservoir Capital Group, L.L.C., its sole general partner

By:      /s/ Craig Huff
Name:     Craig Huff
Title:       President

RESERVOIR CAPITAL MASTER FUND, L.P.
By: Reservoir Capital Group, L.L.C., its sole general partner

By:      /s/ Craig Huff
Name:     Craig Huff
Title:       President

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To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

RER REINSURANCE HOLDINGS, L.P.

By:      /s/ Richard E. Rainwater
Name:     Richard E. Rainwater
Title:       General Partner
By: Melissa T. Parish, Attorney-in-Fact

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To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

/s/ Robert Stavis
     Robert Stavis

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Appendix VI

DESCRIPTION OF STOCK:

SERIES A CONVERTIBLE VOTING PREFERRED SHARES
($1.00 PAR VALUE PER SHARE),

SERIES B CONVERTIBLE VOTING PREFERRED SHARES
($1.00 PAR VALUE PER SHARE),

SERIES C CONVERTIBLE VOTING PREFERRED SHARES
($1.00 PAR VALUE PER SHARE),

CLASS A CONVERTIBLE VOTING COMMON SHARES
($1.00 PAR VALUE PER SHARE),

CLASS B CONVERTIBLE VOTING COMMON SHARES
($1.00 PAR VALUE PER SHARE)

AND

CLASS C CONVERTIBLE VOTING COMMON SHARES
($1.00 PAR VALUE PER SHARE)

of

PXRE GROUP LTD.

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DESCRIPTION OF STOCK

The relative rights, preferences and restrictions granted to or imposed upon the respective classes and series of Preferred Shares and Convertible Common Shares created by PXRE Group Ltd. and upon the holders thereof are set forth below.

1. General.

(a) Designation and Number.     The designation of convertible Preferred Shares created by this resolution shall be:

(i) ‘Series A Convertible Voting Preferred Shares, $1.00 par value per share,’ of the Company, allocated among two sub-series, A1 Preferred Shares and A2 Preferred Shares (hereinafter referred to as the ‘Series A Preferred Shares’), and the number of Series A Preferred Shares which the Company shall be authorized to issue shall be 7,500 shares;

(ii) ‘Series B Convertible Voting Preferred Shares, $1.00 par value per share,’ of the Company, allocated among two sub-series, B1 Preferred Shares and B2 Preferred Shares (hereinafter referred to as the ‘Series B Preferred Shares’), and the number of Series B Preferred Shares which the Company shall be authorized to issue shall be 5,000 shares; and

(iii) ‘Series C Convertible Voting Preferred Shares, $1.00 par value per share,’ of the Company, allocated among two sub-series, C1 Preferred Shares and C2 Preferred Shares (hereinafter referred to as the ‘Series C Preferred Shares’), and the number of Series C Preferred Shares which the Company shall be authorized to issue shall be 2,500 shares.

(b) Priority.     The Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares shall rank senior to the Common Shares, the Convertible Common Shares and all other capital shares of the Company (now or hereafter authorized or issued) other than the Trust Preferred and the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares shall rank pari passu with each other, in each case as to dividends and as to the surplus assets of the Company available for distribution upon liquidation, dissolution and winding-up as provided herein.

2. Certain Definitions.

(a) For purposes of this Description of Stock, the following terms shall have the meanings indicated (such definitions to be equally applicable to both singular and plural forms of the terms defined):

‘Affiliates’ means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; provided, however, that with respect to Capital Z, CZI shall not be considered an Affiliate. For the purposes of this definition, ‘control’ (including with correlative meanings, the terms ‘controlling’, ‘controlled by’, and ‘under common control with’) as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

‘Assets’ of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

‘Business Day’ means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Bermuda are authorized or obligated by law or executive order to close.

‘Capital Z’ means, collectively, Capital Z Financial Services Fund II, L.P. and Capital Financial Services Private Fund II, L.P.

‘Class IV Director’ means a Capital Z Director or Reservoir Director or Rainwater Director.

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‘Class A Common Shares’ means, collectively, the Class A Convertible Voting Common Shares, $1.00 par value per share, of the Company.

‘Class B Common Shares’ means, collectively, the Class B Convertible Voting Common Shares, $1.00 par value per share, of the Company.

‘Class C Common Shares’ means, collectively, the Class C Convertible Voting Common Shares, $1.00 par value per share, of the Company.

‘Closing’ has the meaning ascribed in the Purchase Agreement.

‘Common Shares’ means the Common Shares and shall also include any common shares of the Company hereafter issued and outstanding and any shares of the Company (other than the Preferred Shares and the Convertible Common Shares) of any other class hereafter issued and outstanding that is not preferred as to dividends or distribution of assets in liquidation over any other class of shares of the Company or has ordinary voting power for the election of directors of the Company.

‘Company’ means PXRE Group Ltd.

‘Company Securities’ shall have the meaning given such term in the Purchase Agreement.

‘Convertible Common Shares’ means the Class A Common Shares, the Class B Common Shares and the Class C Common Shares.

‘CZI’ means Capital Z Investments, L.P. and Capital Z Investments II, L.P.

‘Description of Stock’ means this Description of Stock, as amended, modified or supplemented from time to time.

‘Exchange Act’ means the United States Securities Exchange Act of 1934, as from time to time amended, and the rules, regulations and interpretations promulgated thereunder.

‘Fair Market Value’ with respect to Common Shares, on any date, shall be deemed to be the average of the reported closing prices for each of the five (5) consecutive trading days ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal United States securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. If the Common Shares are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Fair Market Value shall be determined (x) by the written agreement of the Company and the respective holder and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, (A) by an independent appraiser of nationally recognized standing selected by the respective holder and the Company or (B) if the respective holder and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, each shall select an independent appraiser of nationally recognized standing and the two appraisers shall designate a third independent appraiser of nationally recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y). With respect to Convertible Common Shares, the Fair Market Value shall equal the Fair Market Value of the Common Shares into which such Convertible Shares are convertible.

‘Fully Converted’ or ‘upon a Fully Converted basis’ or ‘upon Full Conversion’ means, with respect to any Person as of any date, that all Preferred Shares held by such Person have been (or shall be deemed to have been, as appropriate) converted into Class A Common Shares, Class B Common Shares and/or Class C Common Shares, as the case may be, at the Current Conversion Price as of such date and immediately thereafter such Class A Common Shares, Class B Common Shares and Class C Common Shares shall have been (or shall be deemed to have been, as appropriate) converted into Common Shares, in each case in accordance with Section 6 of this Description of Stock.

‘GAAP’ means United States generally accepted accounting principles, consistently applied.

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‘Indebtedness’ means (a) all indebtedness of the Company and its subsidiaries, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by one or more other Persons and guaranteed, directly or indirectly, by the Company or any subsidiary thereof, (iii) for money borrowed by one or more other Persons for which the Company or any subsidiary thereof provides security, (iv) constituting purchase money indebtedness the payment of which the Company or any subsidiary thereof is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the consolidated books of the Company and its subsidiaries in accordance with GAAP or (vi) under any other arrangement under which obligations are recorded as indebtedness on the consolidated books of the Company and its subsidiaries in accordance with GAAP and (b) any and all modifications, refundings, deferrals, renewals or extensions of any such indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such indebtedness. Without limiting the generality of the foregoing, the term ‘Indebtedness’ shall include the Trust Preferred and any comparable securities of the Company or any subsidiary thereof at any time outstanding; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries (as defined in the Purchase Agreement, but limited in this paragraph to direct and indirect wholly owned subsidiaries) or between any two of more such direct or indirect wholly owned Subsidiaries of the Company.

‘Investment Agreement’ means the Investment Agreement dated as of the Closing Date (as defined in the Purchase Agreement) by and among the Company, the Purchasers (as defined in the Purchase Agreement) and such other Persons as may become a party thereto from time to time, as the same may be amended from time to time.

‘Permitted Tender Offer Amount’ means, as of any date, an amount equal to (a) 20% of the cumulative amount by which the Company’s consolidated net income (determined in accordance with GAAP) in any calendar year commencing with the year ending December 31, 2002 exceeds $50,000,000 minus (b) the sum of all cash and the fair market value of all non-cash consideration paid or payable by the Company or any Affiliate thereof in respect of redemptions, offers to purchase, tender offers or other acquisitions of capital stock of the Company effected or commenced after December 10, 2001.

‘Person’ or ‘person’ means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability company, government, governmental body, agency, political subdivision or other entity.

‘Preferred Shares’ means, collectively, the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

‘Purchase Agreement’ means the Share Purchase Agreement dated as of December 10, 2001 by and among the Company and the Purchasers, as the same may be amended from time to time.

‘Purchasers’ shall have the meaning given such term in the Purchase Agreement.

‘Rainwater’ means Richard E. Rainwater, an individual.

‘Reservoir’ means, collectively, Reservoir Capital Partners, L.P. and Reservoir Capital Master Fund, L.P.

‘Securities Act’ means the United States Securities Act of 1933, as from time to time amended, and the rules, regulations and interpretations promulgated thereunder.

‘Stated Value’ shall mean, with respect to each Preferred Share, $10,000.00.

‘Tax Gross-Up’ shall mean an additional cash payment to be made to any Purchaser who (i) receives a cash payment in lieu of Convertible Common Shares on the conversion of Preferred Shares pursuant to Section 6(a)(iv) hereof, (ii) is or, in the case of a Purchaser that is a partnership for U.S. federal income tax purposes and that has a direct or indirect partner that is, then subject to U.S. federal income tax on the receipt of the cash payment in lieu of Convertible Common Shares as ordinary income (all such persons referred to

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herein as ‘U.S. Tax Purchasers’ and each, a ‘U.S. Tax Purchaser’) and (iii) would have realized a ‘long-term capital gain’ or a ‘long-term capital loss’ (within the meaning of Section 1222(3) or (4) of the Internal Revenue Code of 1986, as amended (the ‘Code’), on a sale of the Convertible Common Shares into which the Preferred Shares would otherwise have been converted, such additional cash payment equal to an amount such that (a) the sum of (i) the Fair Market Value of the Convertible Common Shares that such U.S. Tax Purchaser would otherwise have received plus (ii) the additional cash payment hereunder, such sum multiplied by 1 minus the highest U.S. federal income tax rate which would be applicable to any ordinary income received by a U.S. taxpayer of the same type (individual, corporation or other entity) as such U.S. Tax Purchaser, equals (b) the Fair Market Value of the Convertible Common Shares that such U.S. Tax Purchaser would otherwise have received multiplied by 1 minus the highest U.S. federal income tax rate which is then generally applicable to ‘net capital gain’ (within the meaning of Section 1222(11) of the Code) received by a U.S. taxpayer of the same type (individual, corporation or other entity) as such U.S. Tax Purchaser in the taxable year of the conversion.

‘Trust Preferred’ shall mean, collectively, (i) the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, (ii) the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I and (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities.

(b) The following terms, when used in this Description of Stock, shall have the meanings provided for such terms in the sections set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

Term	Section(s)

Adjustment Date	7(d)
Additional Common Shares	7(b)
Adjusted Shareholders’ Equity	7(d)
Aggregate Voting Limitation	3(a)
Announcement Date	6(g)
Appointed Actuary	7(d)
Bye-Law 20(4)	3(a)
Capital Z Director	3(b)(i)
Conversion Date	6(h)(ii)(A)
Conversion Date FMV	6(h)(ii)(A)
Conversion Price	6(f)
Current Conversion Price	6(f)
Definitive Loss Report	7(d)
Discontinued Operations	7(d)
Dividend Due Date	4(a)
First Mandatory Conversion	6(h)(i)
Junior Shares	4(c)
LD Above Deductible	7(d)
Loss Development	7(d)
Mandatory Conversion	6(h)(i)
Maximum Lawful Rate	4(c)
NOL	7(d)

(table continued on next page)

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(table continued from previous page)

Term	Section(s)

NYSE Rules	8(b)
Observer	8(e)
Old Conversion Price	7(b)
Permitted Tender Offer Amount	3(e)(i)
Rainwater Director	3(b)(iv)
Reinsuring Company	3(e)(ix)
Reservoir Director	3(b)(iii)
Second Mandatory Conversion	6(h)(i)
September Financial Statement	7(d)
Series A Conversion Ratio	6(a)(i)
Series B Conversion Ratio	6(a)(ii)
Series C Conversion Ratio	6(a)(iii)
Series A Preferred Liquidation Preference	5(a)(i)
Series B Preferred Liquidation Preference	5(a)(i)
Series C Preferred Liquidation Preference	5(a)(i)
Conversion Ratio	6(a)
Series A Preferred Shares	1(a)(i)
Series B Preferred Shares	1(a)(ii)
WTC Loss	7(d)

(c) The words ‘hereof’, ‘herein’ and ‘hereunder’ and other words of similar import refer to this Description of Stock as a whole and not to any particular Section or other subdivision.

(d) All dollar amounts referenced herein shall be denominated in United States dollars.

3. Voting Rights.

(a) General Voting Rights.     Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, (i) each Preferred Share and Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of the Company are entitled to vote and to be represented at and to receive notice of any meeting of shareholders, (ii) the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and (iii) each holder of Preferred Shares and/or Convertible Common Shares shall be entitled to that number of votes for each Preferred Share and each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such shares were Fully Converted as of the record date for the vote which is being taken or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited.

(i) Subject to clause (iii) below and notwithstanding anything to the contrary in the Bye-Laws, Capital Z and each Affiliate thereof to whom or which (as the case may be) any Company Securities are Transferred (as such term is defined in the Purchase Agreement), to the extent such Transfer does not result in the transferring Person or any other Person being considered a United States Shareholder within the meaning of Section 951(b) of the Code, without regard to Section 953(c) of the Code and without the application of Bye-Law 20(4), shall be exempt from the application of the aggregate voting limitation set forth in Bye-Law 20(4) of the Bye-Laws of the Company or any similar provision in the Bye-Laws as may be in effect from time to time (collectively, ‘Bye-Law 20(4)’).

(ii) For the avoidance of doubt, the holding of Company Securities by Reservoir and Rainwater shall be subject to application of the aggregate voting limitation set forth in Bye-Law 20(4).

(iii) In no event shall Purchasers and their respective Affiliates be permitted to exercise control, collectively through the Company Securities or any other shares, in excess of 49.9% of the aggregate voting power of the Company on any shareholder voting matters (the ‘Aggregate Voting Limitation’). Notwithstanding the foregoing, the preceding sentence shall in no event limit or modify in any manner

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the rights granted to the holders of Preferred Shares and Convertible Common Shares under clauses (b), (c), (d), (e) and (f) of this Section 3 and under clause (c) of Section 9 of this Description of Stock. The Aggregate Voting Limitation shall be applied in the manner set forth in Bye-Law 20(4) as if the Maximum Percentage set forth therein was equal to 49.9%.

(b) Election of Directors.     The Preferred Shares and Convertible Common Shares shall not have the right and power or be entitled to vote in the election of directors of the Company except as set forth below:

(i) so long as Capital Z and its Affiliates and their limited partners shall own at least 50% of the Series A Preferred Shares acquired by Capital Z under the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), the holders of the Series A Preferred Shares and Class A Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series A Preferred Shares and Class A Common Shares, voting together, two individuals to each serve as Class IV Directors of the Company (each, a ‘Capital Z Director’);

(ii) so long as Capital Z and its Affiliates and their limited partners shall own at least 20% but less than 50% of the Series A Preferred Shares acquired by Capital Z under the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), the holders of the Series A Preferred Shares and Class A Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series A Preferred Shares and Class A Common Shares, voting together, one individual to serve as a Class IV Director of the Company; provided that in the event that Capital Z and its Affiliates and their limited partners shall own less than 20% of the Series A Preferred Shares acquired by Capital Z pursuant to the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), then the holders of the Series A Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof; and

(iii) so long as Reservoir and its Affiliates and their limited partners shall own at least 30% of the Series B Preferred Shares acquired by Reservoir under the Purchase Agreement (including for purposes of such calculation, all Class B Common Shares then held by such Persons), the holders of the Series B Preferred Shares and Class B Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series B Preferred Shares and Class B Common Shares, voting together, one individual to serve as a Class IV Director of the Company (the ‘Reservoir Director’); provided that in the event that Reservoir and its Affiliates and their limited partners shall own less than 30% of the Series B Preferred Shares acquired by Reservoir pursuant to the Purchase Agreement (including for purposes of such calculation, all Class B Common Shares then held by such Persons), then the holders of the Series B Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof.

(iv) so long as Rainwater and his Affiliates shall own at least 60% of the Series C Preferred Shares acquired by Rainwater under the Purchase Agreement (including for purposes of such calculation, all Class C Common Shares then held by such Persons), the holders of the Series C Preferred Shares and Class C Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series C Preferred Shares and Class C Common Shares, voting together, one individual to serve as a Class IV Director of the Company (the ‘Rainwater Director’); provided that in the event that Rainwater and his Affiliates shall own less than 60% of the Series C Preferred Shares acquired by Rainwater pursuant to the Purchase Agreement (including for purposes of such calculation, all Class C Common Shares held by such Persons), then the holders of the Series C Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof.

(c) Consent of Series A Preferred Shares Required For Variation of Rights and Restrictions.     So long as any Series A Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series A Preferred Shares at the time issued and outstanding, voting as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or

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at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series A Preferred Shares or which in any manner adversely affects the holders of the Series A Preferred Shares or the Class A Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series A Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series A Preferred Shares or the Class A Common Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series A Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series A Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class A Common Shares, as the case may be, which such holders would have after conversion of the Series A Preferred Shares into Class A Common Shares or conversion of the Class A Common Shares into Common Shares;

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series A Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class A Common Shares which such holders would have after conversion of the Series A Preferred Shares into Class A Common Shares or conversion of Class A Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations); or

(v) any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of additional Preferred Shares or Convertible Common Shares.

(d) Consent of Series B Preferred Shares Required For Variation of Rights and Restrictions.     So long as any Series B Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series B Preferred Shares at the time issued and outstanding, voting separately as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye- Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series B Preferred Shares or which in any manner adversely affects the holders of the Series B Preferred Shares or the Class B Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series B Preferred

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Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series B Preferred Shares or the Class B Common Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series B Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series B Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class B Common Shares, as the case may be, which such holders would have after conversion of the Series B Preferred Shares into Class B Common Shares or conversion of the Class B Common Shares into Common Shares;

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws of the Company, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series B Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class B Common Shares which such holders would have after conversion of the Series B Preferred Shares into Class B Common Shares or conversion of Class B Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations); or

(v) any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of additional Preferred Shares or Convertible Common Shares.

(e) Consent of Series C Preferred Shares Required For Variation of Rights and Restrictions.     So long as any Series C Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series C Preferred Shares at the time issued and outstanding, voting separately as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye- Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series C Preferred Shares or which in any manner adversely affects the holders of the Series C Preferred Shares or the Class C Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series C Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series C Preferred Shares or the Class C Common Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series C Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series C Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class C Common Shares, as the case may be which such

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holders would have after conversion of the Series C Preferred Shares into Class C Common Shares or conversion of the Class C Common Shares into Common Shares; or

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws of the Company, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series C Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class C Common Shares which such holders would have after conversion of the Series C Preferred Shares into Class C Common Shares or conversion of Class C Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations).

(f) Consent Required for Certain Actions.     Each action or series of actions set forth below in this Section 3(f) shall require:

(x) if Capital Z, Reservoir and Rainwater (together with their Affiliates and limited partners) own, in the aggregate, at least 40% of the Preferred Shares originally purchased by them (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of each of (i) holders of more than 50% of the issued and outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class, and (ii) holders of more than 50% of the issued and outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, all voting together as a single class;

(y) if the condition specified in clause (x) is not satisfied and Capital Z (together with its Affiliates and limited partners) owns at least 50% of the Preferred Shares purchased by it (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of holders of more than 50% of the issued and outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class; and

(z) if the condition specified in clause (x) is not satisfied and Resevoir and Rainwater, collectively (together with their Affiliates and limited partners) own at least 50% of the Preferred Shares originally purchased by them (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of holders of more than 50% of the issued and outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, all voting together as a single class:

(i) at any time before the third anniversary of the Closing, involve one or more redemptions, offers to purchase, tender offers or other acquisitions of capital stock of the Company by or on behalf of the Company collectively involving the payment by or on behalf of the Company or any subsidiary thereof of cash and/or other consideration having an aggregate fair market value in excess of the Permitted Tender Offer Amount.

(ii) result in a sale of the Company by merger, sale of Assets or consolidation or amalgamation where the per share consideration paid to the holders of Preferred Shares on an as converted basis is less than 200% of the Current Conversion Price;

(iii) result in the sale or transfer of 25% or more of the Company’s Assets;

(iv) result in a voluntarily delisting of the Common Shares from the New York Stock Exchange;

(v) (A) at any time before the third anniversary of the Closing, involve or result in the incurrence of additional Indebtedness from and after the Closing in excess of $50,000,000 in the aggregate, and provided such $50,000,000 shall not be inclusive of the first $55,000,000 of any refinancing of the First Union Credit Agreement (as defined in the Purchase Agreement) and (B) at any time on or after the third anniversary of the Closing, involve or result in a ratio of Indebtedness to total capital (equal to the sum of shareholders equity plus indebtedness including Trust Preferred, as it appears on the Company’s balance sheet as of the date of measurement and prepared in accordance with GAAP) in excess of 0.25 to 1.00;

(vi) effect or attempt to effect a voluntary liquidation, dissolution or winding up of the Company;

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(vii) result in an expansion by the Company into lines of business other than continuing lines of business in which the Company is currently involved;

(viii) at any time before the third anniversary of the Closing increase the amount of dividends and other distributions (whether of cash or other property or rights) paid with respect to Common Shares, at a cumulative annualized rate of more than 10% from the last dividend declared prior to the Closing, from and after the Closing (such amount, as reduced by the amount of all cash and the fair market value of all property and rights paid by or on behalf of the Company as a dividend or distribution with respect to Common Shares, is referred to as the ‘Permitted Dividend Amount’);

(ix) involve the purchase or renewal of retrocessional or reinsurance coverage from companies with a Standard & Poor’s or A.M. Best rating below ‘A-’ unless, in each case, such coverage is acquired pursuant to a contract that requires the applicable reinsurer or retrocessionaire (the ‘Reinsuring Company’) to post and maintain collateral upon a loss in an amount equal to the reserves for such loss and either (A) the obligations of such Reinsuring Company are guaranteed by a direct or indirect parent thereof having Standard & Poor’s and A.M. Best ratings of ‘A-’ or better or (B) such Reinsuring Company has capital and surplus as of the date of purchase or renewal of such coverage of at least $1 billion; provided, however, that notwithstanding the foregoing in this clause (ix), the Company may continue to purchase and renew reinsurance coverage with Select Re and renew, but not increase, coverage with Pennsylvania Lumbermans Mutual Insurance Company, in each case in the ordinary course of business consistent with past practice;

(x) at any time before the third anniversary of the Closing, effect an acquisition by the Company involving aggregate consideration in excess of $50,000,000;

(xi) involve or result in any additional or increased investment by the Company or any of its Subsidiaries in any hedge funds or similar investments beyond the amounts held at September 30, 2001 without the prior unanimous approval of the Investment Committee of the Board of Directors; or

(xii) at any time on or after the third anniversary of the Closing, involves or results in (A) the payment of any dividend or other distribution (whether in cash or other property or rights) with respect to Common Shares or (B) involves or results in a redemption, offer to purchase, tender offer or other acquisition of capital stock of the Company by or on behalf of the Company collectively involving the payment by or on behalf of the Company or any subsidiary thereof of cash and/or other consideration having an aggregate fair market value in excess of the greater of (i) the Permitted Tender Offer Amount and (ii) the Permitted Dividend Amount.

4. Dividend Rights.

(a) General.     For the purposes of this Section 4, each December 31, March 31, June 30 and September 30 (commencing December 31, 2001) on which any Preferred Shares shall be outstanding shall be deemed to be a ‘Dividend Due Date’. The holders of the Preferred Shares shall be entitled to receive, if, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends on each share (i) at any time such dividends are to be paid in shares of Preferred Shares in accordance with the terms hereof, the rate of 8% per annum and (ii) at any time such dividends are to be paid in cash in accordance with the terms hereof, the rate of 8% per annum, on the sum of (x) the Stated Value on each Preferred Share plus (y) the amount of any accrued and unpaid dividends thereon, and no more, calculated on the basis of a year of 360 days consisting of twelve 30-day months, payable on each Dividend Due Date, with respect to the quarterly period ending on the day immediately preceding such Dividend Due Date (except that if any such date is not a Business Day, then such dividend shall be payable on the next Business Day following such Dividend Due Date, provided that for the purposes of computing such dividend payment, no interest or sum in lieu of interest shall accrue from such Dividend Due Date to the next Business Day following such Dividend Due Date). Dividends on each Preferred Share shall accrue and be cumulative from and after the date of issuance of such Preferred Share whether or not such dividends are declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of such dividends. The amount of Dividends payable per share for each full dividend period shall be computed by dividing by four the 8% annual rate. The record date for the payment of dividends on the Preferred Shares shall in no event be more than sixty (60) days nor less than fifteen (15) days prior to a

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Dividend Due Date. Any such dividend that is to be paid in Preferred Shares shall be payable by delivery to such holders, at their respective addresses as they appear in the stock register, of certificates representing the appropriate number of duly authorized, validly issued, fully paid and nonassessable shares of Series A Preferred Shares to holders of Series A Preferred Shares, Series B Preferred Shares to holders of Series B Preferred Shares and Series C Preferred Shares to holders of Series C Preferred Shares. Any such dividend that is to be paid in cash shall be payable by delivery of such cash amounts to such holders at their respective addresses as they appear in the stock register.

(b) Form of Dividends.     Dividends payable on any Dividend Due Date shall, if declared by the Board of Directors of the Company or any duly authorized committee thereof and regardless of when actually paid, accrue and be payable (i) prior to the third anniversary of the Closing, in Series A Preferred Shares to holders of Series A Preferred Shares, in Series B Preferred Shares to holders of Series B Preferred Shares and in Series C Preferred Shares to holders of Series C Preferred Shares and (ii) from and after the third anniversary of the Closing, accrue and be payable in cash. The number of Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares, as the case may be, so payable on any Dividend Due Date as a dividend per Series A Preferred Share, Series B Preferred Share or Series C Preferred Share, as the case may be, shall be equal to the amount of dividends that would have been payable on such share if such dividend were being paid in cash on such Dividend Due Date divided by the Stated Value. Any additional Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares issued pursuant to this Section 4(b) shall be governed by this resolution and shall be subject in all respects to the same terms as the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, respectively, originally issued hereunder. Notwithstanding anything in this paragraph to the contrary, at the sole election of the Company contained in a resolution of the Board of Directors or any duly authorized committee thereof, in substitution in whole or in part for such dividends payable in Preferred Shares (pursuant to clause (i) above), such dividends may be paid in cash to the extent of any dividends that, if paid in additional Preferred Shares, would otherwise cause the Purchasers and their Affiliates to own more than 49.9% of the capital stock of the Company on a fully diluted and Fully Converted basis.

(c) Dividend Preference.     Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be ‘past due’ until such dividend is paid. So long as any dividend in respect of any outstanding Preferred Share shall be past due at any time such dividends are to be paid in cash in accordance with the terms hereof, the dividend rate applicable to such Preferred Share shall be increased to 10% per annum compounded quarterly.

Notwithstanding anything to the contrary set forth in this Section 4, if at any time during which any Preferred Share remains outstanding the dividend rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the ‘Maximum Lawful Rate’), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the dividend rate in respect of Preferred Shares shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the dividend rate payable thereon is less than the Maximum Lawful Rate, dividends shall continue to accrue thereon at the Maximum Lawful Rate until such time as the total dividends earned are equal to the total dividends which would have been earned had the dividend rate on such Preferred Share been (but for the operation of this paragraph) the dividend rate payable since the Closing.

Dividends paid on Preferred Shares in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such Preferred Shares at the time outstanding.

The rights of Series A Preferred Shares, the Series B Preferred Shares and Series C Preferred shares shall rank pari passu with each other with respect to the right to receive dividends, and such Preferred Shares shall rank senior in all respects to Common Shares, the Convertible Common Shares and all other classes and series of capital shares of the Company, including without limitation other classes and series of preferred shares other than the Trust Preferred (collectively, ‘Junior Shares’).

If a dividend upon any Preferred Shares, or any other outstanding preferred stock of the Company ranking on a parity with the Preferred Shares as to dividends, is in arrears, all dividends or other distributions declared upon each series of such stock may only be declared pro rata so that in all cases the amount of dividends or other distributions declared per share of each such series bear to each other the same ratio that the accumulated and

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unpaid dividends per share on the shares of each such series bear to each other. Except as set forth above, if a dividend upon any Preferred Shares, or any other outstanding stock of the Company ranking on a parity with the Preferred Shares as to dividends, is in arrears: (i) no dividends, in cash, stock or other property, may be paid or declared and set aside for payment or any other distribution made upon any stock of the Company ranking junior to the Preferred Shares as to dividends; (ii) no stock of the Company ranking on a parity with the Preferred Shares as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of a redemption pursuant to which all outstanding shares of Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends are redeemed or pursuant to which a pro rata redemption is made from all holders of the Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends (in each case, only so long as the Preferred Shares is otherwise redeemable pursuant hereto), the amount allocable to each series of such stock being determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and the shares of each series being redeemed only on a pro rata basis or (2) by conversion of such stock ranking on a parity with the Preferred Shares as to dividends into, or exchange of such stock for, Junior Shares or (B) purchased or otherwise acquired for any consideration by the Company except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends (which offers shall describe such proposed acquisition of all such stock ranking on a parity with the Preferred Shares), which offers shall each have been accepted by the holders of more than 50% of the shares of each series or class of stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion of such stock ranking on a parity with the Preferred Shares as to dividends into, or exchange of such stock for, Junior Stock; and (iii) no stock ranking junior to the Preferred Shares as to dividends may be redeemed, purchased or otherwise acquired for consideration (including pursuant to sinking fund requirements) except by conversion into or exchange for Junior Shares.

5. Liquidation Rights.

(a) Priority.     In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary:

(i) before any payment or distribution of the Assets of the Company (whether from paid in share capital, share premium or surplus) shall be made to or set apart for the holders of Junior Shares or any other shares of the Company other than Trust Preferred, the holders, on a pari passu basis, of the shares of (A) Series A Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of each issued and outstanding Series A Preferred Share plus all accrued and unpaid dividends thereon (the ‘Series A Preferred Liquidation Preference’), (B) Series B Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of the issued and outstanding Series B Preferred Shares plus all accrued and unpaid dividends thereon (the ‘Series B Preferred Liquidation Preference’) and (C) Series C Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of each issued and outstanding Series C Preferred Share plus all accrued and unpaid dividends thereon (the ‘Series C Preferred Liquidation Preference’). If the Assets distributable upon such liquidation, dissolution or winding-up of the Company shall be insufficient to permit payment to the respective holders of the shares of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares of the full preferential amounts as set forth in this Section 5(a)(i), then such Assets shall be distributed ratably among the shares of Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares; and (ii) any proceeds remaining after payment of the Series A Preferred Liquidation Preference, the Series B Preferred Liquidation Preference and the Series C Preferred Liquidation Preference shall be distributed ratably among the Common Shares, the Convertible Common Shares and other classes of shares of the Company in accordance with the relevant rights and restrictions thereof, if any.

(b) Notice of Liquidation.     Subject to any other requirement under law, written notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days

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prior to any payment date stated therein), to the holders of record of the Preferred Shares at their respective addresses as the same shall appear on the register of shareholders of the Company.

6. Conversion.

The following provisions are subject to compliance with applicable law, and if the exercise of these rights would violate relevant law, such rights set out below will be suspended until such rights can be exercised in compliance with applicable law:

(a) General.     Each holder of Preferred Shares shall have the right, at the option of such holder, at any time to convert, upon the terms and provisions of this Section 6, one or more Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares into fully paid and nonassessable Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, or any class of shares or other securities into which such Class A Common Shares, Class B Common Shares or Class C Common Shares shall have been changed or any class of shares or other securities resulting from a reclassification thereof.

(i) Such conversion of Series A Preferred Shares to Class A Common Shares shall be made at the conversion rate of one Series A Preferred Share for a number of Class A Common Shares equal to a fraction (the ‘Series A Conversion Ratio’), (i) the numerator of which is equal to the Series A Preferred Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class A Common Shares issuable upon conversion of the Series A Preferred Shares, when such Class A Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class A Common Shares.

(ii) Such conversion of Series B Preferred Shares to Class B Common Shares shall be made at a conversion rate of one Class B Preferred Share for a number of Class B Common Shares equal to a fraction (the ‘Series B Conversion Ratio’), (i) the numerator of which is equal the Series B Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class B Common Shares issuable upon conversion of the Series B Preferred Shares, when such Class B Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class B Common Shares.

(iii) Such conversion of Series C Preferred Shares to Class C Common Shares shall be made at a conversion rate of one Class C Preferred Share for a number of Class C Common Shares equal to a fraction (the ‘Series C Conversion Ratio’), (i) the numerator of which is equal the Series C Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class C Common Shares issuable upon conversion of the Series C Preferred Shares, when such Class C Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class C Common Shares.

(iv) To the extent necessary to prevent the Purchasers and their Affiliates from owning more than 49.9% of the capital shares of the Company upon a fully diluted and Fully Converted basis, subject to the provisions of Section 7(i) hereof, the Company shall have the right (but not the obligation) to make a cash payment in lieu of a payment in Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, equal to the Fair Market Value at the time of such conversion of the Common Shares that the Purchasers would have received upon Full Conversion in excess of the 49.9% limitation. Such right must be exercised, if at all, and the cash payment and related Tax Gross-Up must be paid, at the time of such conversion.

(b) Surrender, Election and Payment.     Each Preferred Share may be converted by the holder thereof during normal business hours on any Business Day by surrender of such Preferred Share, accompanied by written evidence of the holder’s election to convert such Preferred Share, to the Company at its office designated pursuant to the Bye-Laws of the Company (or, if such conversion is in connection with an underwritten public offering of Common Shares, at the location at which the underwriting agreement requires that such Common Shares (or Preferred Shares) be delivered). Payment of the conversion price for the Convertible Common Shares specified in such election shall be made by applying to such payment an aggregate number of Preferred Shares equal to the number obtained by dividing (x) the number of Class A

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Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, specified in such election by (y) the Series A Conversion Ratio, the Series B Conversion Ratio or the Series C Conversion Ratio, respectively. Such holder shall thereupon be entitled to receive the number of Convertible Common Shares specified in such election.

(c) Effective Date.     Each conversion of Preferred Shares pursuant to Section 6(c) hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which such Preferred Shares shall have been surrendered to the Company as provided in Section 6(c) hereof, and such conversion shall be at the Current Conversion Price in effect at such time. On each such day that the conversion of Preferred Shares is deemed effected, the person or persons in whose name or names any certificate or certificates for Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, are issuable upon such conversion, as provided in Section 6(e) hereof, shall be deemed to have become the holder or holders of record of such Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be.

(d) Share Certificates.     As promptly as practicable after the conversion of any Preferred Shares, in whole or in part, and in any event within ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or other taxes on the issue of the Convertible Common Shares or on the share certificate therefor, other than any income or capital gains taxes) will cause to be issued in the name of and delivered to the holder thereof or as such holder may direct, a certificate or certificates for the number of Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, to which such holder shall be entitled upon such conversion on the effective date of such conversion.

(e) Acknowledgment of Obligation.     The Company will, at the time of or at any time after each conversion of Preferred Shares, upon the request of the holder thereof or of any Common Shares issued upon such conversion, acknowledge in writing its continuing obligation to afford to such holder all rights, if any, to which such holder shall continue to be entitled; provided, that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligations of the Company to afford such rights to such holder.

(f) Current Conversion Price.     The term ‘Conversion Price’ shall mean initially $15.69. The term ‘Current Conversion Price’ as used herein shall mean the Conversion Price, as the same may be adjusted from time to time as hereinafter provided (including, without limitation, pursuant to Section 7 hereof), in effect at any given time; provided, however, that the Current Conversion Price shall not be lower than the par value of the Class A Common Shares, the Class B Common Shares or the Class C Common Shares. In determining the Current Conversion Price, the result shall be expressed to the nearest $0.01, but any such lesser amount shall be carried forward and shall be considered at the time of (and together with) the next subsequent adjustment which, together with any adjustments to be carried forward, shall amount to $0.01 per Class A Common Share, Class B Common Share or Class C Common Share more.

(g) Reservation of Convertible Common Shares and Common Shares.     The Company shall at all times reserve and keep available out of authorized but unissued the maximum number of Convertible Common Shares and Common Shares into which all Preferred Shares and Convertible Common Shares, respectively, from time to time issued and outstanding are convertible.

(h) Mandatory Conversion.     The following conversion provisions shall also be applicable to the Preferred Shares:

(i) If not previously converted, all of the issued and outstanding A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares, inclusive of all dividends paid in Preferred Shares in accordance with this Description of Stock, will be mandatorily converted into Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, on the third anniversary of the Closing (the ‘First Mandatory Conversion’). If not previously converted by the Purchasers, all of the issued and outstanding A2 Preferred Shares, B2 Preferred Shares and C2 Preferred Shares inclusive of all dividends paid in Preferred Shares in accordance with this Description of Stock, will be mandatorily converted into Class A Common Shares, Class B Common Shares or Class C Common Shares,

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respectively, on the sixth anniversary of the Closing (the ‘Second Mandatory Conversion’, and collectively with the First Mandatory Conversion, the ‘Mandatory Conversion’). To the extent that less than all of the Preferred Shares to be converted are converted (for whatever reason) the Convertible Common Shares issued in such Mandatory Conversion shall be allocated among the holders on a pro rata basis.

(ii) The conversion price used in connection with the First Mandatory Conversion shall be determined as follows:

(a) if the Current Conversion Price as of the date of the First Mandatory Conversion (the ‘Conversion Date’) is equal to or less than the Fair Market Value of the Common Shares as of the Conversion Date (the ‘Conversion Date FMV’), the Current Conversion Price used in the First Mandatory Conversion shall be the Conversion Price as of the Conversion Date;

(b) if the Current Conversion Price as of the Conversion Date is greater than the Conversion Date FMV, the conversion price used in the First Mandatory Conversion shall equal the sum of (x) the product obtained by multiplying the Conversion Date FMV by 0.8 plus (y) the product obtained by multiplying the Current Conversion Price as of the Conversion Date by 0.2.

(iii) The conversion price used in connection with the Second Mandatory Conversion shall be the Current Conversion Price as of the date of the Second Mandatory Conversion.

(iv) The mechanics for conversion and other provisions relating to the conversion of Preferred Shares set forth elsewhere in this Section 6 and in Section 7 hereof shall apply to the automatic conversion of Preferred Shares pursuant to this Section 6(h).

7. Adjustment to Conversion Price.

The Conversion Price shall be adjusted, from time to time, as follows:

(a) Adjustments for Recapitalizations, Etc.     In case the Company shall (i) subdivide its outstanding Common Shares, (ii) combine the issued and outstanding Common Shares into a smaller number of shares, (iii) issue by reclassification of Common Shares, any shares of the Company or (iv) pay a dividend or make a distribution on the outstanding Common Shares in capital shares of the Company, then, in any such case, the Current Conversion Price in effect immediately prior to such action shall be adjusted to a price such that if the holder of a Preferred Share were to Fully Convert such Preferred Share immediately after such action, such holder would be entitled to receive the number of shares of the Company which such holder would have owned immediately following such action had such Preferred Shares been converted immediately prior thereto (with any record date requirement being deemed to have been satisfied), and, in any such case, such Conversion Price shall thereafter be subject to further adjustments under this Section 7. An adjustment made pursuant to this Section 7(a) shall become effective retroactively immediately after the effective date.

(b) Adjustments for Issuances of Additional Shares.     Subject to the exceptions referred to in Section 7(e) hereof, in case the Company shall at any time or from time to time after the date hereof issue any additional Common Shares (‘Additional Common Shares’) either (i) for no consideration or (ii) for a consideration per share that is either (A) less than 95% of the Fair Market Value of the Common Shares on the last day prior to the date of announcement of such issuance in a registered public offering or (B) less than the Fair Market Value of the Common Shares in a private transaction, then (in the case of either clause (i) or (ii)), and thereafter successively upon each such issuance, the Current Conversion Price shall be adjusted pursuant to the following formula:

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NCP = OCP x OB + X
OA

where	NCP	=	the new Current Conversion Price

OCP	=	the existing Current Conversion Price immediately before the new issue (the ‘Old Conversion Price’)

OB	=	the total outstanding Common Shares (on a fully diluted basis immediately before the new issue)

X	=	number of Common Shares issuable at Fair Market Value of the Common Shares for the total consideration to be received for the new issue

OA	=	the total outstanding Common Shares (on a fully diluted basis) immediately after the new issue;

provided, however, that any such adjustment shall be made only if such adjustment results in a Current Conversion Price less than the Current Conversion Price in effect immediately prior to the issuance of such Additional Common Shares. The Company may, but shall not be required to, make any adjustment of the Current Conversion Price if the amount of such adjustment shall be less than one percent (1%) of the Current Conversion Price immediately prior to such adjustment, but any adjustment that would otherwise be required then to be made which is not so made shall be carried forward and shall be made at the time of (and together with) the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than one percent (1%) of the Current Conversion Price immediately prior to such adjustment.

(c) Certain Rules in Applying the Adjustment for Additional Share Issuances.     For purposes of any adjustment as provided in Section 7(b) hereof, the following provisions shall also be applicable:

(i) Cash Consideration.     In case of the issuance of Additional Common Shares for cash, the consideration received by the Company therefor shall be deemed to be the cash proceeds received by the Company for such Additional Common Shares after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of such Additional Common Shares.

(ii) Non-Cash Consideration.     In case of the issuance of Additional Common Shares for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board, except that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company (or where such obligations are otherwise converted into Common Shares), the value of the non-cash consideration shall be deemed to be the principal amount of the obligations canceled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities (i.e., in lieu of cash), the value of such non-cash consideration shall be the aggregate fair market value of such securities (based on the latest reported sale price regular way) as of the close of the day immediately preceding the date of their receipt by the Company.

(iii) Options, Warrants, Convertibles, Etc.

(a) In case of the issuance, whether by distribution or sale to holders of its Common Shares or to others, by the Company of (i) any security (other than Preferred Shares and Convertible Common Shares) that is convertible into Common Shares or (ii) any rights, options or warrants to purchase Common Shares, if inclusion thereof in calculating adjustments under this Section 7 would result in a Current Conversion Price lower than if excluded, the Company shall be deemed to have issued, for the consideration described below, the number of Common Shares into which such convertible security may be converted when first convertible, or the number of Common Shares deliverable upon the exercise of such rights, options or warrants when first exercisable, as

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the case may be (and such shares shall be deemed to be Additional Common Shares for purposes of Section 7(b) hereof).

(b) The consideration deemed to be received by the Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in Section 7(c)(i) and (ii) hereof plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion or, as applicable, (y) the aggregate price at which Common Shares are to be delivered upon the exercise of such rights, options or warrants when first exercisable (or, if no price is specified and such shares are to be delivered at an option price related to the Fair Market Value of the subject Common Shares, an aggregate option price bearing the same relation to the Fair Market Value of the subject Common Shares at the time such rights, options or warrants were granted).

(c) If, subsequently, (1) such number of shares into which such convertible security is convertible, or which are deliverable upon the exercise of such rights, options or warrants, is increased or (2) the conversion or exercise price of such convertible security, rights, options or warrants is decreased, then the calculations under the preceding two sentences (and any resulting adjustment to the Current Conversion Price under Section 7(b) hereof) with respect to such convertible security, rights, options or warrants, as the case may be, shall be recalculated as of the time of such issuance but giving effect to such changes (but any such recalculation shall not result in the Current Series A Conversion Price being higher than that which would be calculated without regard to such issuance).

(d) On the expiration or termination of such rights, options or warrants, or rights to convert, the Current Conversion Price hereunder shall be readjusted (up or down as the case may be) to such Current Conversion Price as would have been obtained had the adjustments made with respect to the issuance of such rights, options, warrants or convertible securities been made upon the basis of the delivery of only the number of Common Shares actually delivered upon the exercise of such rights, options or warrants or upon the conversion of any such securities and at the actual exercise or conversion prices (but any such recalculation shall not result in the Current Conversion Price being higher than that which would be calculated without regard to such issuance).

(iv) Number of Shares Outstanding.     The number of Common Shares at the time outstanding shall exclude all Common Shares then owned or held by or for the account of the Company but shall include the aggregate number of Common Shares at the time deliverable in respect of outstanding convertible securities, rights, options and warrants; provided, that to the extent that such rights, options, warrants or conversion privileges are not exercised, such Common Shares shall be deemed to be outstanding only until the expiration dates of the rights, warrants, options or conversion privileges or the prior cancellation thereof.

(d) Adjustment for Development.     The Current Conversion Price shall be adjusted upwards or downwards as of each Adjustment Date (as defined below) by multiplying the Current Conversion Price immediately prior to such adjustment date by a fraction (i) the numerator of which is (x) Adjusted Shareholders’ Equity minus (y) the cumulative amount of any Loss Development (as defined below) recognized after the Closing in excess of $7,000,000 (the ‘LD Above Deductible’) and (ii) the denominator of which is the Adjusted Shareholders’ Equity, it being understood that no adjustment pursuant to this Section 7(d) shall be made if such adjustment shall increase the initial Conversion Price as adjusted by the provisions of this Section 7 other than those contained in this Section 7(d). The LD Above Deductible shall be applied on an after- tax basis. The term ‘Adjusted Shareholders’ Equity’ shall mean the common shareholders’ equity, as reflected in the GAAP financial statements of the Company as of September 30, 2001 (the ‘September Financial Statement’), provided that such shareholders’ equity shall be adjusted by substituting the loss and expense reserves set forth in the Definitive Loss Reserve Report (as defined below) for the corresponding reserves set forth in the September Financial Statement. The term ‘Adjustment Dates’ shall mean the dates of completion of the annual audit and reserve review of the Company by the Company’s duly appointed auditor with respect to the years ended December 31, 2001, 2002 and 2003 and

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the term ‘Adjustment Date’ shall mean any of such dates of completion, as well as the dates of completion of any reserve audit requested by the Purchasers. The term ‘Loss Development’ shall mean (i) any net positive or adverse loss and loss expense reserve development (including without limitation as a result of uncollectible reinsurance, net of any allowance for uncollectible reinsurance recorded as of September 30, 2001, reinstatement premiums and any adjustments in profit commissions and ceding commissions) on reserves for losses incurre on or prior to September 30, 2001 and loss adjustment expenses related thereto and established with respect to (x) the losses and loss adjustment expenses related to the events of September 11, 2001 (the ‘WTC Loss’), (y) lines of business other than the Discontinued Operations and the WTC Loss in an amount not to exceed $12,000,000 on an after-tax basis and (z) the Discontinued Operations (defined below), in each case as set forth in the loss reserve report delivered to the Purchasers on December 10, 2001 (the ‘Definitive Loss Reserve Report’); and (ii) any liability or loss (other than legal fees and expenses) arising out of material litigation existing at the time of Closing. The term ‘Discontinued Operations’ shall mean (i) Lloyds’ Syndicate 1224, (ii) the excess and surplus lines insurance business assumed from Transnational Insurance Company and (iii) the casualty business underwritten by PXRE Direct Underwriting Managers, Inc. The Purchasers shall have the right to request a reserve audit at any time they should reasonably believe it necessary. The reserve audit shall be performed by an independent actuary mutually acceptable to the Company and the Purchasers (the ‘Appointed Actuary’). Upon conclusion of the reserve audit, the Appointed Actuary shall issue a written reserve opinion and the conclusion set forth in such reserve opinion shall be binding upon the Company and the Purchasers. The expense of any reserve audit requested by the Purchasers shall be borne by the Purchasers.

(e) Exclusions from the Adjustment for Additional Share Issuances.     No adjustment of the Current Conversion Price under Section 7(b) hereof shall be made as a result of or in connection with (i) the issuance of Common Shares upon conversion of the Convertible Common Shares, (ii) the issuance or grant of any options, warrants or other rights convertible into capital shares of the Company to employees, officers and directors of the Company pursuant to restricted stock agreements or stock options or other equity compensation plans (such plans having been approved by the shareholders of the Company), or the issuance of the Company’s capital shares thereunder, in an amount not to exceed 500,000 Common Shares per calendar year and 2,100,000 Common Shares in the aggregate (subject to adjustment pursuant to Section 7(a)) or (iii) issuances in connection with an underwritten public offering of Common Shares at a price 95% or more of the Fair Market Value at the time of such offering.

(f) Accountants’ Certification.     Whenever the Current Conversion Price is adjusted as provided in this Section 7, the Company will promptly obtain a certificate of the Chief Financial Officer of the Company setting forth the Current Conversion Price as so adjusted, the computation of such adjustment and a brief statement of the facts accounting for such adjustment, and will mail to the holders of Series A Preferred Shares a copy of such certificate. The holders of the Preferred Shares may within sixty (60) days object to the calculation of the Current Conversion Price by providing written notice to the Company in accordance with the Bye-Laws of the Company, which notice will set forth the basis of such objection. Such objection shall be submitted to the Company’s auditor for review (at the expense of the Company) and the determination of the Company’s auditor shall be binding.

(g) Other Adjustments.     In case any event shall occur as to which any of the provisions of this Section 7 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by the Preferred Shares in accordance with the essential intent and principles of Sections 6 and 7 hereof, then, in each such case, upon the request of the holders of a majority of the Preferred Shares, the Company shall appoint a firm of independent public accountants of recognized national standing selected by the Board (who may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 6 and 7 hereof, necessary to preserve, without dilution, the conversion rights represented by the Preferred Shares. Upon receipt of such opinion, the Company will promptly mail copies thereof to the holders of the Preferred Shares and shall make the adjustments described therein.

(h) Consolidation, Merger or Amalgamation.     If the Company shall at any time consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation) or if the Company is amalgamated, or the Company shall sell, transfer or lease all or

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substantially all of its Assets, or the Company shall change its Common Shares into property other than capital shares of the Company, then, in any such case, the holder of a Preferred Share shall thereupon (and thereafter) be entitled to receive, upon the Full Conversion of such Preferred Shares in whole or in part, the securities or other property to which (and upon the same terms and with the same rights as) a holder of the number of Common Shares deliverable upon Full Conversion of such Preferred Share would have been entitled if such Full Conversion had occurred immediately prior to such consolidation, merger or amalgamation, such sale of Assets or such change (with any record date requirement being deemed to have been satisfied), and such conversion rights shall thereafter continue to be subject to further adjustments under this Section 7, without limiting any other rights of holders of Preferred Shares. The Company shall take such steps in connection with such consolidation, merger or amalgamation, such sale of Assets or such change as may be necessary to assure such holder that the provisions of the shares of Preferred Shares shall thereafter continue to be applicable in relation to any securities or property thereafter deliverable upon the conversion of the Preferred Shares, including, but not limited to, obtaining a written obligation to supply such securities or property upon such conversion and to be so bound by the Preferred Shares.

(i) If any adjustment to the Current Conversion Price pursuant to this Section 7 would result in the Purchasers and their Affiliates being able to convert into more than 49.9% of the capital shares of the Company upon a fully diluted and Fully Converted basis, the Company shall have the right (but not the obligation) to elect (within 5 business days of the date of the event giving rise to such adjustment) to make a cash payment in lieu of effecting such adjustment to the Current Conversion Price. Such cash payment shall equal the sum of the Fair Market Value as of the date of conversion of the Common Shares that the Purchasers would have received in excess of the 49.9% limitation upon the Full Conversion of their Preferred Shares as of the date of such adjustment plus the related Tax Gross-Up. Such cash payment shall be allocated pro rata among the Preferred Shares and shall be payable upon conversion of any such Preferred Shares pursuant to Section 6 of this Description of Stock.

(j) Notices.     In case at any time:

(i) the Company shall take any action which would require an adjustment in the Current Conversion Price pursuant to Section 7(a) or (c); or

(ii) the Company shall authorize the granting to the holders of its Common Shares of any distributions on Common Shares as set forth in Section 7(a); or

(iii) there shall be any reorganization, reclassification or change of Common Shares (other than a change in par value or, if and when permitted by law, from par value to no par value or from no par value to par value), or any consolidation, merger or amalgamation to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or lease of all or substantially all of the Assets of the Company; or

(iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, unless the matter is to be determined at a general meeting of shareholders, the Company shall give written notice to the holders of the Preferred Shares, not less than ten (10) days before any record date or other date set for definitive action, of the date on which such action, distribution, reorganization, reclassification, change, sale, transfer, lease, consolidation, merger, amalgamation, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of any such action (to the extent such effect may be known at the date of such notice) on the Current Conversion Price and the kind and amount of the shares and other securities and property deliverable upon conversion of the Preferred Shares. Such notice shall also specify any date as of which the holders of the Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon any such reorganization, reclassification, change, sale, transfer, lease, consolidation, merger, amalgamation, dissolution, liquidation or winding-up, as the case may be.

8. Board of Directors.

(a) Each of the Purchasers acknowledge that any persons designated by the Purchasers to serve on the Board of Directors who are not employees or officers of one of the Purchasers or of the general partner or managing

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partner of such Purchaser or of an entity listed on Schedule B hereto, or in the case of any Purchaser who is an individual, such individual, must be reasonably acceptable to the Board of Directors of the Company.

(b) Until such time as the Purchasers (together with their Affiliates and limited partners) no longer beneficially own in the aggregate at least 50% of the Preferred Shares acquired by such Persons under the Purchase Agreement (including for the purposes of such calculation, the Convertible Common Shares held by such Persons), the Board of Directors shall consist of eleven directors.

(c) So long as Reservoir and Rainwater collectively (together with respective Affiliates and their limited partners) beneficially owns 20% or more of the Preferred Shares acquired by Reservoir and Rainwater under the Purchase Agreement or the terms of this Description of Stock (including for purposes of such calculation, all Class B Common Shares and Class C Common Shares then held by such Persons), a Reservoir Director or Rainwater Director (at Reservoir’s election) shall serve on each of the committees of the Board of Directors; provided that a Reservoir Director or Rainwater Director shall not serve on the Audit Committee of the Board of Directors if such person does not meet the requirements of the rules and regulations of the New York Stock Exchange (the ‘NYSE Rules’), or on the Compensation Committee if as a result the Company could not avail itself of the available exemptions of the Internal Revenue Code of 1986, as amended, or Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule.

(d) So long as Capital Z (together with its Affiliates and their limited partners) together beneficially owns 20% or more of the Preferred Shares acquired by Capital Z under the Purchase Agreement or the terms of this Description of Stock (including for purposes of such calculation, all Class A Common Shares then held by such Persons), one of the Capital Z Directors shall serve on each of the committees of the Board of Directors; provided a Capital Z Director shall not serve on the Audit Committee of the Board of Directors if such person does not meet the requirements of the rules and regulations of the NYSE Rules or on the Compensation Committee if as a result the Company could not avail itself of the available exemptions of the Internal Revenue Code of 1986, as amended, or Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule.

(e) Whether or not Capital Z, Reservoir or Rainwater designates any member of the Board of Directors, each of Capital Z, Reservoir and Rainwater, so long as either (together with its Affiliates and their limited partners) continues to beneficially own 20% or more of the Preferred Shares acquired by Capital Z, Reservoir or Rainwater, as the case may be, under the Purchase Agreement or the terms of this Certificate of Designations (including for the purposes of such calculation, the Convertible Common Shares held by such Persons), may designate one individual (each, an ‘Observer’) to attend all meetings of the Board of Directors (and any committees thereof) in a non-voting observer capacity. Each Observer shall be entitled to receive all notices, reports, presentations and materials as if the Observer were a member of the Board. Each Observer may be required to deliver a confidentiality agreement reasonably required by the Company, and shall be subject to removal from any meeting or barred from review of any information relating to (i) the Company’s relationship with the persons or series represented by such person at the Board’s option or (ii) if the Company reasonably believes upon the advice of counsel that such exclusion is necessary to preserve the attorney-client privilege. Such confidentiality agreement shall not limit the right of the such Observer to share with Capital Z, Reservoir or Rainwater, as the case may be (or any of its Affiliates, as the case may be) any confidential information relating to the Company disclosed to such Observer provided that Capital Z, Reservoir or Rainwater, as the case may be (or its Affiliates, as the case may be) maintains confidential information confidential to the same extent as such Observer is required under such confidentiality agreement.

9. Class A Common Shares, Class B Common Shares and Class C Common Shares.

(a) Designation and Number of Class A, Class B and Class C Common Shares.     The designation of Convertible Common Shares by this resolution shall be:

(i) ‘Class A Common Shares, $1.00 par value,’ of the Company, and the number of Class A Common Shares which the Company shall be authorized to issue shall be 10,000,000 shares;

(ii) ‘Class B Common Shares, $1.00 par value,’ of the Company, and the number of Class B Common Shares which the Company shall be authorized to issue shall be 6,666,666 and 2/3 shares; and

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(iii) ‘Class C Common Shares, $1.00 par value,’ of the Company, and the number of Class C Common Shares which the Company shall be authorized to issue shall be 3,333,333 and 1/3 shares;

(b) Priority.     The Convertible Common Shares shall rank pari passu with the Common Shares.

(c) Voting.

(i) Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, (A) each Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of the Company are entitled to vote and to be represented at and to receive notice of any meeting of shareholders (except for election or removal of directors of the Company, as to which the Convertible Common Shares shall only be able to vote for election or removal of Class IV Directors as set forth in Section 3 of this Description of Stock), (B) the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and (C) each holder of Convertible Common Shares shall be entitled to that number of votes for each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such Preferred Share were Fully Converted pursuant to Section 9(d) hereof.

(ii) Notwithstanding the foregoing, the Class A Common Shares, the Class B Common Shares and the Class C Common Shares shall be entitled to vote with the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares in the election of the Capital Z Directors, respectively, the Reservoir Director and the Rainwater Director, respectively, in each case as set forth in Section 3 of this Description of Stock.

(d) Conversion.     Convertible Common Shares shall automatically convert into Common Shares on a one-for-one ratio upon a transfer of record ownership thereof to any Person other than (i) Capital Z, Reservoir, Rainwater, or any of their respective Affiliates or limited partners (including without limitation in connection with a public offering of such shares) or (ii) a Person approved by the Board in its sole discretion. Convertible Common Shares may be converted at the option of the holder thereof into Common Shares on a one-for-one ratio at any time that such holder would be entitled to vote Preferred Shares generally in the election of directors in accordance with clause (b)(ii), (b)(iii) or (b)(iv) of Section 3 of this Description of Stock.

(e) General.     Except as provided for in this Section 9 or elsewhere in this Description of Stock, the Convertible Common Shares shall have the same rights, preferences and restrictions as the Common Shares.

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Appendix VII

October 3, 2005

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
          c/o Capital Z Partners, Ltd.
          54 Thompson Street
          New York, NY 10012

RESERVOIR CAPITAL PARTNERS, L.P.
RESERVOIR CAPITAL MASTER FUND, L.P.
          c/o Reservoir Capital Management L.L.C.
          650 Madison Avenue
          26th Floor
          New York, NY 10022

RER REINSURANCE HOLDINGS, L.P.
          c/o RER Reinsurance Holdings, L.P.
          777 Main Street
          Suite 2250
          Fort Worth, TX 76102

Robert Stavis
          c/o Bessemer Venture Partners
          1865 Palmer Avenue
          Suite 104
          Larchmont, NY 10538

Re:	Consent to Authorization of Additional Convertible Common Shares of PXRE Group Ltd.

Dear Ladies and Gentlemen:

Reference is made to the Description of Stock (the “Description of Stock”) for the Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, (the foregoing Series of Preferred Shares are hereinafter collectively referred to as the “Voting Preferred Shares”), Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”) and Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), (the foregoing Classes of Convertible Voting Common Shares are hereinafter collectively referred to as the “Convertible Common Shares”), of PXRE Group Ltd. (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Description of Stock.

WHEREAS:

(1) The Company wishes to raise additional share capital by the issue of further stock of the Company, including, without limitation, Convertible Common Shares;

(2) The Company has issued Series D Perpetual Non-Voting Preferred Shares (“Perpetual Preferred Shares”) to holders of Voting Preferred Shares, and such Perpetual Preferred Shares are mandatorily exchangeable for Convertible Common Shares;

VII-1

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(3) On October 2, 2005, the Board of Directors of the Company adopted a resolution declaring it advisable to effect the division of 30,000,000 of the Company’s 300,000,000 newly authorized Common Shares into Convertible Common Shares: 10,000,000 additional Class A Convertible Common Shares, 10,000,000 additional Class B Convertible Common Shares, and 10,000,000 additional Class C Convertible Common Shares, such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;

(4) The Board of Directors further directed that this action be submitted for consideration of the Company’s shareholders at a Special Meeting (the “Meeting”) to be called for that purpose on November 18, 2005;

(5) Under Sections 3(c), 3(d) and 3(e) of the Description of Stock, when the Company authorizes any capital shares ranking pari passu with, or senior to, any Series of Voting Preferred Shares, or which in any manner adversely affects the holders of the Voting Preferred Shares or the Convertible Common Shares, any such action requires the consent of holders of more than 50% of each affected Series Voting Preferred Shares, voting separately; and

(6) The action to be proposed at the Meeting referenced above will increase the authorized number of Class A Convertible Common Shares, Class B Convertible Common Shares and Class C Convertible Common Shares.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and the holders of Preferred Shares and Convertible Common Shares do hereby agree and consent as follows:

1. Consent to Division of 30,000,000 of the Company’s 300,000,000 Authorized Common Shares into Convertible Common Shares. Subject to approval of the proposal referenced above by the requisite vote of the shareholders of the Company at the Meeting by ordinary resolution in accordance with the Bye-laws of the Company, the Board may amend its Bye-laws and do such other things in order to effect the division of 30,000,000 of the Company’s 300,000,000 authorized Common Shares into 10,000,000 additional Class A Convertible Common Shares, 10,000,000 additional Class B Convertible Common Shares, and 10,000,000 additional Class C Convertible Common Shares.

2. Miscellaneous. This agreement (a) shall be governed by and construed in accordance with the laws of Bermuda, without regard to principles of conflicts of laws and, in connection therewith, each party hereto consents to the exclusive jurisdiction of the Supreme Court of Bermuda over any dispute arising from this letter agreement; (b) shall not be assigned or delegated by any party hereto without the consent of the other parties hereto and shall be binding upon the parties’ respective successors and permitted assigns; (c) may be executed in counterparts and delivered by facsimile transmission; and (d) constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings among the parties hereto relating to such subject matter.

IN WITNESS WHEREOF, the Company and the holders of Voting Preferred Shares and Convertible Common Shares have caused this agreement and consent to be executed by their duly authorized representatives.

[SIGNATURE PAGES FOLLOW]

VII-2

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PXRE GROUP LTD.

By:      /s/ Robert Myron
Name:     Robert Myron
Title:       Senior Vice President and Treasurer

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CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P., its general partner
By: Capital Z Partners, Ltd. its sole general partner

By:      /s/ Craig Fisher
Name:     Craig Fisher
Title:       General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P., its general partner
By: Capital Z Partners, Ltd. its sole general partner

By:      /s/ Craig Fisher
Name:     Craig Fisher
Title:       General Counsel

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RESERVOIR CAPITAL PARTNERS, L.P.
By: Reservoir Capital Group, L.L.C., its sole general partner

By:      /s/ Craig Huff
Name:     Craig Huff
Title:       President

RESERVOIR CAPITAL MASTER FUND, L.P.
By: Reservoir Capital Group, L.L.C., its sole general partner

By:      /s/ Craig Huff
Name:     Craig Huff
Title:       President

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RER REINSURANCE HOLDINGS, L.P.

By:      /s/ Richard E. Rainwater
Name:     Richard E. Rainwater
Title:       General Partner

By: Melissa T. Parish, Attorney-in-Fact

     /s/ Robert Stavis
          Robert Stavis

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PROXY

PXRE GROUP LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey L. Radke and John M. Modin, and each of them, as proxies and agents, with full power of substitution, to vote for and on behalf of the undersigned all of the Common Shares, Convertible Common Shares or Convertible Voting Preferred Shares of PXRE Group Ltd. that the undersigned would be entitled to vote if personally present at the Special General Meeting of Shareholders to be held on November 18, 2005 at the Company’s headquarters located at 110 Pitts Bay Road, Pembroke HM 08, Bermuda at 9:00 a.m., local time, or at any adjournment or postponement thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR (1) A PROPOSED AMENDMENT TO PXRE GROUP’S BYE-LAWS TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES; (2) A PROPOSED EXCHANGE OF ALL PERPETUAL PREFERRED SHARES ISSUED IN A PRIVATE PLACEMENT INTO COMMON SHARES (OR CONVERTIBLE COMMON SHARES) AND THE AUTOMATIC CANCELLATION OF THE PERPETUAL PREFERRED SHARES UPON RECEIPT OF THE COMMON SHARES; (3) A PROPOSED AMENDMENT TO PXRE GROUP’S BYE-LAWS TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES; AND (4) A PROPOSED DIVISION OF PXRE GROUP’S NEWLY AUTHORIZED COMMON SHARES INTO THREE PRE-EXISTING CLASSES OF CONVERTIBLE COMMON SHARES.

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

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See Reverse Side
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     < Please detach along perforated line and mail in the envelope provided. <
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY CARD. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

	FOR	AGAINST	ABSTAIN
1. Proposal to increase the authorized share capital from $60,000,000 to $360,000,000 by the creation of an additional 300,000,000 Common Shares, par value $1.00 per share ranking pari passu with the existing Common Shares.	□	□	□

2. Proposal to approve the exchange of Perpetual Preferred Shares into Common Shares.	□	□	□

3. Proposal to increase the authorized share capital from $360,000,000 to $380,000,000 by the creation of an additional 20,000,000 Preferred Shares, par value $1.00 per share.	□	□	□

4. Proposal to divide 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into Class A Common Shares, Class B Common Shares and Class C Common Shares.	□	□	□

I plan to attend the Special Meeting.	□

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	□

The undersigned hereby revokes any proxy or proxies heretofore given for such shares.

Signature of Shareholder __________________ Date ______ Signature of Shareholder __________________ Date ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.